UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03981

Exact name of registrant as specified in charter:	Prudential World Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2013

Date of reporting period:	10/31/2013

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL INTERNATIONAL EQUITY FUND

ANNUAL REPORT • OCTOBER 31, 2013

Fund Type

International Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. Quantitative Management Associates, LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisers and Prudential Financial companies. © 2013 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

December 16, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential International Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential International Equity Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential International Equity Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	25.06%	71.90%	84.83%	—
Class B	24.26	66.05	71.80	—
Class C	24.27	66.07	71.82	—
Class F	24.51	68.19	N/A	–4.86% (12/18/06)
Class X	24.05	66.05	N/A	–7.25 (3/19/07)
Class Z	25.36	74.09	89.08	—
MSCI All Country World Ex-U.S. ND Index	20.29	80.08	125.64	—
MSCI EAFE ND Index*	26.88	76.19	110.23	—
Lipper International Multi-Cap Core Funds Average	23.52	79.13	103.90	—

Average Annual Total Returns (With Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	15.84%	3.96%	6.08%	—
Class B	16.84	4.26	5.94	—
Class C	20.84	4.47	5.94	—
Class F	17.09	4.54	N/A	–1.17% (12/18/06)
Class X	15.84	3.92	N/A	–1.87 (3/19/07)
Class Z	22.90	5.43	6.94	—
MSCI All Country World Ex-U.S. ND Index	16.48	6.26	8.77	—
MSCI EAFE ND Index*	23.77	6.35	8.01	—
Lipper International Multi-Cap Core Funds Average	20.45	6.34	7.46	—

*The Fund no longer utilizes the MSCI EAFE ND Index, and instead utilizes the MSCI ACWI Ex-U.S. Index for performance comparisons, because the Fund’s investment Manager believes that the MSCI ACWI Ex-U.S. Index provides a more appropriate basis for Fund performance comparisons, due to the fact that the Fund’s investment policies recently changed to permit increased exposure to emerging markets securities, and the MSCI ACWI Ex-U.S. Index includes emerging markets securities while the MSCI EAFE ND Index does not include emerging markets securities.

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Average Annual Total Returns (With Sales Charges) as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	18.18%	10.19%	5.74%	—
Class B	19.26	10.54	5.56	—
Class C	23.27	10.68	5.56	—
Class F	19.51	10.83	N/A	–0.72% (12/18/06)
Class X	18.05	10.27	N/A	–1.40 (3/19/07)
Class Z	25.36	11.73	6.58	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	25.06%	11.44%	6.34%	—
Class B	24.26	10.67	5.56	—
Class C	24.27	10.68	5.56	—
Class F	24.51	10.96	N/A	–0.72% (12/18/06)
Class X	24.05	10.67	N/A	–1.13 (3/19/07)
Class Z	25.36	11.73	6.58	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential International Equity Fund (Class A shares) with a similar investment in the MSCI All Country World Ex-U.S. ND Index and the MSCI EAFE ND Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2003) and the account values at the end of the current fiscal year (October 31, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring

Prudential International Equity Fund	3

Your Fund’s Performance (continued)

fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class F, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class F	Class X	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5) 1%(Yr.6) 0%(Yr.7)	1% on sales made within 12 months of purchase	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5) 1%(Yr.6) 0%(Yr.7)	6%(Yr.1) 5%(Yr.2) 4%(Yr.3) 4%(Yr.4) 3%(Yr.5) 2%(Yr.6) 2%(Yr.7) 1%(Yr.8) 0%(Yr.9/10)	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75%	1%	None

Class X shares are closed to new initial purchases. Class X shares are only available through exchanges from the same class of shares of certain other Prudential Investments funds.

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Benchmark Definitions

MSCI All Country World Ex-U.S. ND Index

The MSCI All Country World Ex-U.S. ND Index is an unmanaged and a free-float-adjusted market-capitalization- weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. MSCI All Country World Ex-U.S. ND Index Closest Month-End to Inception cumulative total returns as of 10/31/13 are 14.91% for Class F; and 10.75% for Class X. MSCI All Country World Ex-U.S. ND Index Closest Month-End to Inception average annual total returns as of 9/30/13 are 1.54% for Class F; and 1.02% for Class X.

Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The ND version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends. MSCI EAFE ND Index Closest Month-End to Inception cumulative total returns as of 10/31/13 are 10.59% for Class F; and 6.26% for Class X. MSCI EAFE ND Index Closest Month-End to Inception average annual total returns as of 9/30/13 are 1.01% for Class F; and 0.43% for Class X.

Lipper International Multi-Cap Core Funds Average

The Lipper International Multi-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper International Multi-Cap Core Funds category: funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Lipper Average Closest Month-End to Inception cumulative total returns as of 10/31/13 are 10.99% for Class F; and 7.17% for Class X. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/13 are 0.93% for Class F; and 0.42% for Class X.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/13
iShares MSCI EAFE Index Fund, Exchange Traded Fund	2.1%
Roche Holding AG, Pharmaceuticals	2.0
HSBC Holdings PLC, Commercial Banks	1.9
BP PLC, Oil, Gas & Consumable Fuels	1.6
Nestle SA, Food Products	1.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/13
Commercial Banks	12.5%
Pharmaceuticals	7.5
Oil, Gas & Consumable Fuels	7.4
Insurance	5.7
Metals & Mining	4.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential International Equity Fund	5

Strategy and Performance Overview

How did the Fund perform?

Prudential International Equity Fund’s Class A shares gained 25.06% for the 12-month reporting period ended October 31, 2013, outperforming the 20.29% return of the MSCI All Country World Ex-U.S. Net Dividend Index (MSCI ACWI Ex-U.S. ND Index) but lagging the 26.88% gain of the Morgan Stanley Capital International Europe, Australasia and Far East Net Dividend Index (MSCI EAFE ND Index). The Fund outperformed the 23.52% gain of the Lipper International Multi-Cap Core Funds Average.

How did international stock markets perform?

•

The beginning of the period was undermined by the lingering European debt crises, and the end of the period was upset by questions over the tapering of the Federal Reserve’s (the Fed) quantitative easing (QE) programs. Despite a very challenging economic and geopolitical environment, the international equity markets performed remarkably well over the past 12 months, as measured by the MSCI EAFE ND Index, which gauges stock markets of economically developed nations other than the United States and Canada.

•

To a large extent, the sharp run-up in equity markets was fueled by expansive monetary policies throughout the developed markets: the Fed’s QE programs, the European Central Bank’s (ECB) buttressing of the European debt markets, and the Bank of Japan’s contributions to the simulative economic policies advocated by Shinzo Abe, the current prime minister. While the massive injection of liquidity may not have generated any sharp increase in real growth or any significant increase in inflation, it did fuel the significant rise in equity prices over the past year.

•

Generally, gross domestic product (GDP) growth was sluggish and modestly lower than the previous year. In particular, there was no growth in Europe, the U.S. grew about 1.5%, and Japan led the way for the developed markets with about 2.0% growth.

•

International equity markets maintained their positive trend in November and December as countries in the euro zone agreed to take steps to forge a closer political and fiscal union, concerns over a “hard-landing” in China eased after an earlier deceleration in GDP from double- to single-digit levels, and Japan embarked on the fifth largest stimulus program of the year in late December.

•

In the first quarter of 2013, the performance of regional equity markets diverged, with Japan outperforming while Europe lagged as the sovereign debt drama accelerated. A financial crisis in Cyprus temporarily roiled markets, and in March, Cyprus closed its banks in hopes of a bailout from the European Union to avoid a banking collapse.

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•

In the second quarter, investors were cautious but generally had confidence in the Japanese administration’s stimulative policy measures. Policymakers in the euro zone addressed the limitations of austerity measures and sought ways to boost growth and fight unemployment.

•

In the third quarter, investors became more optimistic that a global recovery appeared to be in place based on a strengthening U.S. economy, faster recovery in the euro zone, growth normalization in Japan, and economic stabilization in China. The optimism was largely based on confidence in supportive financial conditions, continued monetary expansion, and a lack of inflationary pressures in the developed world.

•

For the reporting period, Japan outperformed both Europe and Asia-ex-Japan. However, Greece, with a 75% return, had the highest gains in the Index. As the ECB’s policies significantly reduced the potential for a near-term breakup of the European Union, it allowed Greece to rebound spectacularly from its depressed levels.

•	The bulk of the value added in the Fund during the reporting period came in the United Kingdom, Australia, and Japan, while the Fund’s exposure to emerging market equities detracted from performance.

How did international stock markets sectors perform?

•

There was wide variance in sector returns, although all sectors in the EAFE Index posted positive returns. Consumer discretionary and telecommunication services led with double-digit gains. The materials sector returned 16.5%, while the energy sector posted a single-digit gain.

•

There was also a significant dispersion in Fund performance within various sectors. On the positive side, the Fund’s holdings in the industrials and consumer discretionary sectors outperformed their respective benchmark returns. However, the Fund’s holdings in the financials and materials sectors were much lower than their respective benchmark returns and thus detracted from performance.

Among slowly and rapidly growing companies, which stocks or related groups of stocks contributed most and detracted most from the Fund’s return?

•	The Fund uses a well-diversified core strategy that seeks to pick the best stocks in each sector. The Fund maintains a balance between slow-growing value stocks and fast-growing growth stocks.

•	QMA places a heavier emphasis on valuation factors, such as price-to-earnings (P/E) and price-to-book (P/B) ratios, when evaluating slower growing stocks.

Prudential International Equity Fund	7

Strategy and Performance Overview (continued)

For faster growing stocks, QMA’s process places a heavier weighting on news or information about earnings and sales growth. This allows the Fund to potentially add value throughout the full range of slow- to fast-growing companies.

•

Over the past year, the news factors had a strong positive impact on the Fund’s performance. In contrast, the results of valuation factors were mixed, and on balance, had a neutral to negative impact on performance.

•

If the Index is aligned in quintiles from fastest- to slowest-growing stocks, in absolute terms, the Fund’s slower-growing value stocks performed modestly better than the Index, and the faster-growing stocks did marginally worse. However, in terms of relative performance compared to the Index, the situation was reversed.

•	The Fund’s positions in the slowest growing quintile underperformed, primarily due to a position in Kazakhmys PLC in the materials sector, which significantly negatively impacted the Fund’s returns.

•

The Fund’s holdings in the three fastest growing quintiles each added about 0.5%, in excess return over the Index, mostly in the industrials sector, with companies such as Hino Motors and European Aeronautics providing solid contributions.

Did the Fund hold derivatives, and did they affect performance?

•	The Fund held small positions in futures contracts on the MSCI EAFE Index and on countries in the index.

•

QMA utilizes these instruments as a means of holding a very liquid position that is used for managing daily cash flows, and not as a means of adding to return. Subsequently, the effect on performance was minimal.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2013, at the beginning of the period, and held through the six-month period ended October 31, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in

Prudential International Equity Fund	9

Fees and Expenses (continued)

amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential International Equity Fund		Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,069.70	1.56%	$8.14
	Hypothetical	$1,000.00	$1,017.34	1.56%	$7.93

Class B	Actual	$1,000.00	$1,066.40	2.26%	$11.77
	Hypothetical	$1,000.00	$1,013.81	2.26%	$11.47

Class C	Actual	$1,000.00	$1,066.40	2.26%	$11.77
	Hypothetical	$1,000.00	$1,013.81	2.26%	$11.47

Class F	Actual	$1,000.00	$1,067.90	2.01%	$10.48
	Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21

Class X	Actual	$1,000.00	$1,066.40	2.26%	$11.77
	Hypothetical	$1,000.00	$1,013.81	2.26%	$11.47

Class Z	Actual	$1,000.00	$1,072.20	1.26%	$6.58
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2013, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying Funds in which the Fund may invest.

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The Fund’s annual expense ratios for the year ended October 31, 2013 are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.59%	1.59%
B	2.29	2.29
C	2.29	2.29
F	2.04	2.04
X	2.29	2.29
Z	1.29	1.29

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential International Equity Fund	11

Portfolio of Investments

as of October 31, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 99.6%
COMMON STOCKS 97.1%

Australia 7.1%
9,249	Australia & New Zealand Banking Group Ltd.	$295,972
68,227	BHP Billiton Ltd.	2,412,063
61,077	Commonwealth Bank of Australia	4,397,710
112,966	Dexus Property Group	115,770
41,690	Flight Centre Travel Group Ltd.(a)	2,046,707
491,524	Fortescue Metals Group Ltd.	2,410,635
308,467	Insurance Australia Group Ltd.	1,801,426
6,965	Macquarie Group Ltd.	335,015
54,028	National Australia Bank Ltd.	1,805,667
3,679	Ramsay Health Care Ltd.	135,056
71,208	Sonic Healthcare Ltd.	1,087,009
100,629	Telstra Corp. Ltd.	492,407
3,389	Wesfarmers Ltd.	137,522
509,447	Westfield Retail Trust	1,486,333
121,990	Westpac Banking Corp.	3,960,682
5,581	Woodside Petroleum Ltd.	204,600
13,052	Woolworths Ltd.	430,410

		23,554,984

Austria 1.1%
36,536	OMV AG	1,742,872
37,634	Voestalpine AG	1,775,412

		3,518,284

Belgium 1.8%
47,797	Ageas	2,031,108
3,784	Anheuser-Busch InBev NV	392,265
54,246	Belgacom SA(a)	1,484,261
28,175	Delhaize Group SA	1,799,390
4,733	KBC Groep NV	257,862

		5,964,886

Brazil 0.8%
5,200	Banco do Brasil SA	69,056
4,600	BRF SA	108,008
1,600	Cia de Bebidas das Americas	59,602
2,400	Cielo SA	72,851
310,900	JBS SA	1,117,197
19,800	Petroleo Brasileiro SA*	172,704

See Notes to Financial Statements.

Prudential International Equity Fund	13

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Brazil (cont’d.)
5,600	Souza Cruz SA	$60,570
32,100	Tractebel Energia SA	545,938
2,600	Ultrapar Participacoes SA	69,288
12,300	Vale SA	196,288
7,931	Vale SA, ADR	126,975
5,100	WEG SA	66,249

		2,664,726

China 1.6%
156,000	Agricultural Bank of China Ltd. (Class H Stock)	75,176
78,000	ANTA Sports Products Ltd.	111,883
491,000	Bank of China Ltd. (Class H Stock)	230,533
2,148,000	Bank of Communications Co. Ltd. (Class H Stock)	1,573,928
85,000	BOC Hong Kong Holdings Ltd.	277,596
78,000	China Communications Construction Co. Ltd. (Class H Stock)	63,665
478,000	China Construction Bank Corp. (Class H Stock)	371,897
326,000	China Merchants Bank Co. Ltd. (Class H Stock)	648,216
51,000	China Minsheng Banking Corp. Ltd (Class H Stock)	58,443
41,000	China Mobile Ltd.	426,058
26,000	China Overseas Land & Investment Ltd.	80,575
178,000	China Petroleum & Chemical Corp. (Class H Stock)	144,092
60,500	China Railway Construction Corp. Ltd. (Class H Stock)	66,357
374,000	China Railway Group Ltd. (Class H Stock)	211,196
28,000	China Resources Power Holdings Co. Ltd.	73,295
44,000	China Unicom Hong Kong Ltd.	68,839
121,000	CNOOC Ltd.	246,111
5,500	Hengan International Group Co. Ltd.	67,345
58,000	Huaneng Power International, Inc. (Class H Stock)	60,541
516,000	Industrial & Commercial Bank of China Ltd. (Class H Stock)	361,729
40,000	Want Want China Holdings Ltd.	61,503

		5,278,978

Denmark 1.4%
13	A.P. Moeller - Maersk A/S (Class A Stock)	117,388
30	A.P. Moeller - Maersk A/S (Class B Stock)	290,249
1,107	Coloplast A/S (Class B Stock)	72,204
18,882	Novo Nordisk A/S (Class B Stock)	3,144,847
17,580	TDC A/S	158,734
10,364	Tryg A/S	946,418

		4,729,840

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Finland 1.8%
5,421	Elisa OYJ	$135,817
21,230	Kone OYJ (Class B Stock)	1,871,692
79,886	Pohjola Bank PLC (Class A Stock)	1,454,787
10,872	Sampo OYJ (Class A Stock)	514,255
208,881	Stora Enso OYJ (Class R Stock)	1,939,650

		5,916,201

France 8.2%
108,335	AXA SA	2,699,225
2,398	BNP Paribas SA	176,909
29,930	Cap Gemini SA	1,962,758
14,085	Carrefour SA	514,141
16,083	Casino Guichard Perrachon SA	1,807,815
36,635	CNP Assurances	645,368
39,035	Electricite de France SA	1,366,149
8,563	European Aeronautic Defence and Space Co. NV	586,778
3,644	Imerys SA	292,322
2,285	JCDecaux SA	91,802
26,973	Publicis Groupe SA	2,243,069
32,701	Safran SA	2,084,959
17,340	Sanofi	1,848,853
29,187	Thales SA	1,787,589
71,093	Total SA	4,361,783
8,669	Unibail-Rodamco SE	2,264,951
39,433	Vinci SA	2,523,178

		27,257,649

Germany 7.1%
8,688	Allianz SE	1,458,743
15,962	BASF SE	1,657,095
11,896	Bayer AG	1,475,732
3,629	Continental AG	663,627
43,739	Daimler AG	3,581,138
23,360	Deutsche Post AG	788,903
65,248	Deutsche Telekom AG	1,025,358
131,998	E.ON SE	2,406,136
3,558	Fresenius SE & Co. KGaA	461,878
16,027	Hannover Rueck SE	1,282,669
11,212	Henkel AG & Co. KGaA	1,034,067
39,342	Infineon Technologies AG	380,609

See Notes to Financial Statements.

Prudential International Equity Fund	15

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Germany (cont’d.)
16,461	K+S AG(a)	$418,270
724	Linde AG	137,434
1,645	Muenchener Rueckversicherungs AG	343,202
15,463	OSRAM Licht AG*	801,273
40,161	ProSiebenSat. 1 Media AG	1,909,343
5,616	Siemens AG	717,684
56,245	Suedzucker AG	1,809,301
2,442	United Internet AG	96,328
4,025	Volkswagen AG	984,302

		23,433,092

Greece
6,621	OPAP SA	82,218

Hong Kong 3.3%
233,000	Bank of East Asia Ltd.	1,009,759
124,000	Cheung Kong Infrastructure Holdings Ltd.	862,882
72,000	China Resources Cement Holdings Ltd.	48,177
161,000	Galaxy Entertainment Group Ltd.*	1,201,846
86,600	Hang Seng Bank Ltd.	1,443,424
181,000	Hutchison Whampoa Ltd.	2,255,381
362,000	Hysan Development Co. Ltd.	1,693,367
389,000	Link REIT (The)	1,956,921
24,500	Shimao Property Holdings Ltd.	61,575
93,000	Wheelock & Co. Ltd.	474,609

		11,007,941

India 0.3%
3,200	Infosys Ltd. ADR	169,792
4,048	Reliance Industries Ltd., GDR, 144A	120,914
72,100	Wipro Ltd., ADR(a)	800,310

		1,091,016

Indonesia
104,000	PT Indofood Sukses Makmur Tbk	61,269

Israel 1.0%
24,675	Bank Hapoalim BM	132,097
45,859	Bezeq Israeli Telecommunication Corp. Ltd. (The)	79,736
2,724	Delek Group Ltd.	940,605

See Notes to Financial Statements.

16

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Israel (cont’d.)
10,188	Israel Chemicals Ltd.	$84,227
58,268	Teva Pharmaceutical Industries Ltd.	2,165,147

		3,401,812

Italy 1.2%
8,958	Atlantia SpA	196,334
60,824	Eni SpA	1,544,141
204,752	Fiat SpA*	1,606,641
98,654	UniCredit SpA	740,558

		4,087,674

Japan 19.3%
4,600	Aisin Seiki Co. Ltd.	186,872
14,000	Ajinomoto Co., Inc.	195,902
1,100	Alfresa Holdings Corp.	60,122
240,000	Asahi Kasei Corp.	1,826,545
11,700	Central Japan Railway Co.	1,517,158
15,400	Chubu Electric Power Co., Inc.	227,967
7,300	Chugoku Electric Power Co., Inc. (The)	111,899
14,000	Dai Nippon Printing Co. Ltd.	147,084
92,000	Daicel Corp.	775,448
1,600	Daito Trust Construction Co. Ltd.	163,366
213,000	Daiwa Securities Group, Inc.	1,945,495
11,800	Denso Corp.	567,207
2,800	Electric Power Development Co. Ltd.	89,482
1,500	Fast Retailing Co. Ltd.	504,918
50,000	Fuji Electric Co. Ltd.	224,146
91,000	Fuji Heavy Industries Ltd.	2,488,080
77,800	FUJIFILM Holdings Corp.	1,903,280
139,000	Hino Motors Ltd.	1,964,009
700	Hirose Electric Co. Ltd.	106,800
4,100	Hitachi Chemical Co. Ltd.	62,901
26,200	Hoya Corp.	628,259
111,200	ITOCHU Corp.	1,337,085
7,000	Japan Airlines Co. Ltd.	409,167
78,500	Japan Tobacco, Inc.	2,840,419
12,200	JFE Holdings, Inc.	277,363
3,000	JGC Corp.	114,791
50,600	JX Holdings, Inc.	250,200
11,000	Kaneka Corp.	69,801

See Notes to Financial Statements.

Prudential International Equity Fund	17

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Japan (cont’d.)
16,700	Kansai Electric Power Co., Inc. (The)*	$211,372
19,900	KDDI Corp.	1,077,714
1,000	Keyence Corp.	428,590
35,000	Kirin Holdings Co. Ltd.	511,542
35,000	Kobe Steel Ltd.*	61,823
11,000	Konica Minolta, Inc.	91,090
26,000	Kubota Corp.	384,972
10,600	Kyushu Electric Power Co., Inc.*	149,246
242,722	Marubeni Corp.	1,900,379
42,700	Medipal Holdings Corp.	575,763
32,000	Mitsubishi Corp.	647,394
129,000	Mitsubishi Heavy Industries Ltd.	819,830
159,000	Mitsubishi Materials Corp.	622,074
5,400	Mitsubishi Tanabe Pharma Corp.	76,160
537,200	Mitsubishi UFJ Financial Group, Inc.	3,421,033
989,200	Mizuho Financial Group, Inc.	2,076,393
18,400	Murata Manufacturing Co. Ltd.	1,476,965
600	Nidec Corp.	58,471
21,000	Nippon Express Co. Ltd.	105,453
4,000	Nippon Meat Packers, Inc.	58,565
49,000	Nippon Telegraph & Telephone Corp.	2,547,036
73,900	Nomura Holdings, Inc.	545,902
36,500	NTT DoCoMo, Inc.	579,074
19,000	Oji Holdings Corp.	86,831
5,000	Omron Corp.	190,806
5,100	Oriental Land Co. Ltd.	816,649
69,400	ORIX Corp.	1,202,083
500	Otsuka Corp.	64,852
65,900	Otsuka Holdings Co. Ltd.	1,876,969
117,200	Panasonic Corp.	1,201,225
124,700	Resona Holdings, Inc.	648,656
158,000	Ricoh Co. Ltd.	1,668,607
5,100	Secom Co. Ltd.	307,236
17,000	Sekisui House Ltd.	244,016
4,300	Shikoku Electric Power Co., Inc.*	76,751
7,200	Shionogi & Co. Ltd.	159,326
113,700	Showa Shell Sekiyu KK	1,222,375
10,500	Softbank Corp.	784,129
39,300	Sojitz Corp.	76,312
83,100	Sony Corp.	1,449,653

See Notes to Financial Statements.

18

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Japan (cont’d.)
101,000	Sumitomo Metal Mining Co. Ltd.	$1,398,910
65,000	Sumitomo Mitsui Financial Group, Inc.	3,141,833
22,000	Taisei Corp.	112,866
10,800	Tohoku Electric Power Co., Inc.*	130,725
32,500	Tokyo Electric Power Co., Inc.*	173,449
11,900	Tokyu Fudosan Holdings Corp.*	116,906
35,000	Toray Industries, Inc.	218,706
139,000	TOTO Ltd.	1,965,772
37,700	Toyoda Gosei Co. Ltd.	942,672
51,134	Toyota Motor Corp.	3,315,436
201,300	Yahoo! Japan Corp.	939,209
19,000	Yamaguchi Financial Group, Inc.	179,049

		64,134,616

Luxembourg
1,634	Millicom International Cellular SA, SDR	150,747

Macau 0.1%
99,600	MGM China Holdings Ltd.	343,425

Mexico 0.5%
1,335,600	America Movil SAB de CV (Class L Stock)	1,430,059
12,400	Fomento Economico Mexicano SAB de CV	115,900
35,400	Wal-Mart de Mexico SAB de CV (Class V Stock)	92,032

		1,637,991

Netherlands 3.1%
199,686	Aegon NV	1,588,884
21,531	CNH Industrial NV*	254,627
20,998	Heineken Holding NV	1,333,690
24,102	Koninklijke Ahold NV	458,098
43,410	Royal Dutch Shell PLC (Class A Stock)	1,445,774
106,779	Royal Dutch Shell PLC (Class B Stock)	3,696,721
34,696	Unilever NV, CVA	1,375,544

		10,153,338

New Zealand 0.4%
448,735	Auckland International Airport Ltd.	1,270,299

Norway 1.8%
124,094	DNB ASA	2,199,755

See Notes to Financial Statements.

Prudential International Equity Fund	19

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Norway (cont’d.)
78,077	Telenor ASA	$1,876,004
43,667	Yara International ASA	1,880,622

		5,956,381

Portugal 0.5%
474,875	EDP - Energias de Portugal SA	1,748,033

Russia 0.9%
39,593	Gazprom OAO, ADR	370,590
25,115	Lukoil OAO, ADR	1,647,544
3,882	Magnit OJSC, GDR, RegS	249,419
4,037	MMC Norilsk Nickel OJSC, ADR	61,120
3,500	Mobile Telesystems OJSC, ADR	79,800
8,756	Rosneft OAO, GDR, RegS	69,129
9,749	Sberbank of Russia, ADR	124,495
1,963	Sistema JSFC, GDR, RegS	52,608
14,128	Surgutneftegas OAO, ADR	124,892
1,676	Tatneft OAO, ADR	68,900
2,377	Uralkali OJSC, GDR, RegS	63,490

		2,911,987

Singapore 0.9%
162,000	CapitaMall Trust	263,120
602,000	ComfortDelGro Corp. Ltd.	929,592
26,000	DBS Group Holdings Ltd.	350,518
168,000	Golden Agri-Resources Ltd.	81,121
25,000	Oversea-Chinese Banking Corp. Ltd.	209,137
367,000	Wilmar International Ltd.	1,020,825

		2,854,313

South Africa 0.6%
28,806	African Rainbow Minerals Ltd.	551,515
2,020	Aspen Pharmacare Holdings Ltd.	56,196
54,193	FirstRand Ltd.	194,552
34,471	Liberty Holdings Ltd.	426,179
12,847	Life Healthcare Group Holdings Ltd.	52,400
2,818	Naspers Ltd. (Class N Stock)	263,776
3,656	Sasol Ltd.	186,814
1,883	Tiger Brands Ltd.	55,242
5,271	Vodacom Group Ltd.	60,461

		1,847,135

See Notes to Financial Statements.

20

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

South Korea 1.8%
1,094	Coway Co. Ltd.	$62,616
423	Hyundai Mobis Co. Ltd.	119,320
1,063	Hyundai Motor Co.	253,253
819	Hyundai Steel Co.	67,435
23,810	Kia Motors Corp.	1,383,390
9,752	KT&G Corp.	712,496
322	LG Chem Ltd.	90,830
170	Lotte Shopping Co. Ltd.	64,506
407	POSCO	121,506
1,902	Samsung Electronics Co. Ltd.	2,622,970
438	SK Holdings Co. Ltd.	79,383
3,260	SK Hynix, Inc.*	98,096
1,812	SK Telecom Co. Ltd.	394,871

		6,070,672

Spain 2.4%
81,207	Abertis Infraestructuras SA(a)	1,739,868
50,241	Amadeus IT Holding SA (Class A Stock)	1,864,065
146,537	Banco Bilbao Vizcaya Argentaria SA	1,712,574
127,940	Banco Santander SA	1,134,227
7,257	Ferrovial SA	138,332
214,087	Iberdrola SA	1,343,797
2,563	Repsol SA	68,716

		8,001,579

Sweden 2.0%
9,157	Atlas Copco AB (Class B Stock)	227,540
6,601	Boliden AB	93,754
3,976	Hennes & Mauritz AB (Class B Stock)	171,810
70,411	Investor AB (Class B Stock)	2,257,532
111,542	Securitas AB (Class B Stock)	1,271,908
176,681	Skandinaviska Enskilda Banken AB (Class A Stock)	2,136,968
10,005	SKF AB (Class B Stock)	264,726
6,240	Svenska Handelsbanken AB (Class A Stock)	282,214

		6,706,452

Switzerland 7.1%
24,619	Actelion Ltd.*	1,904,787
11,965	Adecco SA	882,344
12,327	Cie Financiere Richemont SA	1,260,433

See Notes to Financial Statements.

Prudential International Equity Fund	21

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Switzerland (cont’d.)
2,563	EMS-Chemie Holding AG	$933,300
76	Givaudan SA	107,782
20	Lindt & Spruengli AG	84,422
72,407	Nestle SA	5,226,624
32,115	Novartis AG	2,492,849
24,106	Roche Holding AG	6,666,163
1,017	Swatch Group AG (The)	113,154
21,779	Swiss Prime Site AG*	1,649,067
26,248	Swiss Re AG	2,304,120
4,090	UBS AG*	79,105

		23,704,150

Taiwan 0.7%
70,000	Advanced Semiconductor Engineering, Inc.	68,925
13,000	Catcher Technology Co. Ltd.	75,584
50,184	Cathay Financial Holding Co. Ltd.	75,816
110,210	CTBC Financial Holding Co. Ltd.	74,759
45,000	Eclat Textile Co. Ltd.	494,887
22,000	Formosa Chemicals & Fibre Corp.	63,587
27,040	Formosa Plastics Corp.	73,482
48,000	Fubon Financial Holding Co. Ltd.	70,347
74,000	Hon Hai Precision Industry Co. Ltd.	188,130
125,000	Innolux Corp.*	49,573
27,000	Largan Precision Co. Ltd.	919,440
7,000	MediaTek, Inc.	95,704
74,000	Mega Financial Holding Co. Ltd.	64,076
34,000	Taiwan Cement Corp.	49,483
32,260	Uni-President Enterprises Corp.	61,434

		2,425,227

Thailand 0.1%
7,900	Advanced Info Service PCL	64,723
8,100	Airports of Thailand PCL	55,126
8,800	PTT Exploration & Production PCL	47,640
25,400	PTT Global Chemical PCL	64,061
5,300	PTT PCL	53,979
10,800	Siam Commercial Bank PCL (The)	57,080

		342,609

See Notes to Financial Statements.

22

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

United Kingdom 18.1%
99,262	3i Group PLC	$593,264
104,711	Anglo American PLC	2,489,690
69,377	AstraZeneca PLC	3,672,860
311,208	BAE Systems PLC	2,270,123
77,825	BHP Billiton PLC	2,401,581
678,661	BP PLC	5,268,221
16,474	British American Tobacco PLC	908,915
553,969	BT Group PLC	3,351,889
38,366	Bunzl PLC	846,322
38,264	Capita PLC	604,888
110,396	Diageo PLC	3,519,173
83,852	easyJet PLC	1,756,474
56,134	GlaxoSmithKline PLC	1,479,837
576,343	HSBC Holdings PLC	6,317,542
22,419	International Consolidated Airlines Group SA*	124,506
826,022	ITV PLC	2,525,650
322,768	J Sainsbury PLC	2,041,694
663,307	Legal & General Group PLC	2,298,915
75,532	Lloyds Banking Group PLC*	93,419
51,439	London Stock Exchange Group PLC	1,352,032
211,945	National Grid PLC	2,663,482
17,535	Next PLC	1,531,290
35,182	Persimmon PLC*	712,307
22,807	Prudential PLC	466,424
37,716	Reckitt Benckiser Group PLC	2,932,786
41,492	Schroders PLC	1,712,485
325,045	TUI Travel PLC	2,003,901
635,823	Vodafone Group PLC	2,328,886
415,580	WM Morrison Supermarkets PLC	1,875,123

		60,143,679

United States 0.1%
8,447	Transocean Ltd.	398,935

	TOTAL COMMON STOCKS (cost $258,239,369)	322,852,138

EXCHANGE TRADED FUND 2.1%

United States
104,500	iShares MSCI EAFE Index Fund (cost $6,206,814)	6,884,460

See Notes to Financial Statements.

Prudential International Equity Fund	23

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
PREFERRED STOCKS 0.4%

Brazil 0.3%
7,400	Banco Bradesco SA (PRFC)*	$106,630
4,400	Cia de Bebidas das Americas (PRFC)	164,141
6,994	Cia Energetica de Minas Gerais (PRFC)	62,222
17,380	Itausa - Investimentos Itau SA (PRFC)	74,867
28,000	Petroleo Brasileiro SA (PRFC)*	255,352
12,800	Vale SA (PRFC)	187,640

		850,852

Germany
1,283	Bayerische Motoren Werke AG (PRFC)	107,094

South Korea 0.1%
637	Hyundai Motor Co. - 1st Offering (PRFC)	69,301
681	Hyundai Motor Co. - 2nd Offering (PRFC)	76,966
131	Samsung Electronics Co. Ltd. (PRFC)	126,280

		272,547

	TOTAL PREFERRED STOCKS (cost $1,234,886)	1,230,493

Units
RIGHT*

Taiwan
5,891	Mega Financial Holding Co. Ltd., expiring 12/06/13 (cost $0)	790

	TOTAL LONG-TERM INVESTMENTS (cost $265,681,069)	330,967,881

SHORT-TERM INVESTMENTS 1.6%

AFFILIATED MONEY MARKET MUTUAL FUND 1.6%
5,267,047	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $5,267,047; includes $5,265,449 of cash collateral received for securities on loan) (Note 3)(b)(c)	5,267,047

See Notes to Financial Statements.

24

Principal Amount (000)#	Description	Value (Note 1)
U.S. TREASURY OBLIGATION
150	U.S. Treasury Bill, 0.005%, 12/19/13 (cost $149,999)(d)(e)	$149,993

	TOTAL SHORT-TERM INVESTMENTS (cost $5,417,046)	5,417,040

	TOTAL INVESTMENTS 101.2% (cost $271,098,115; Note 5)	336,384,921
	Liabilities in excess of other assets(f) (1.2%)	(4,074,794)

	NET ASSETS 100.0%	$332,310,127

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ADR—American Depositary Receipt

CVA—Certificate Van Aandelan (Bearer)

DAX—Deutscher Aktien IndeX

EAFE—Europe, Australasia and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

PRFC—Preference Shares

REIT—Real Estate Investment Trust

SDR—Swedish Depositary Receipt

TOPIX—Tokyo Stock Price Index

*	Non-income producing security.
#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,930,189; cash collateral of $5,265,449 (included with liabilities) was received with which the Series purchased highly liquid short-term investments.
(b)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(e)	Rate shown represents yield-to-maturity as of purchase date.

See Notes to Financial Statements.

Prudential International Equity Fund	25

Portfolio of Investments

as of October 31, 2013 continued

(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at October 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2013	Unrealized Appreciation
	Long Positions:
5	Amsterdam Index	Nov. 2013	$516,554	$530,814	$14,260
1	DAX Index	Dec. 2013	292,112	306,598	14,486
4	TOPIX Index	Dec. 2013	475,922	487,949	12,027

					$40,773

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$23,554,984	$—
Austria	—	3,518,284	—
Belgium	—	5,964,886	—
Brazil	2,664,726	—	—
China	—	5,278,978	—
Denmark	158,734	4,571,106	—
Finland	—	5,916,201	—
France	91,802	27,165,847	—
Germany	801,273	22,631,819	—

See Notes to Financial Statements.

26

	Level 1	Level 2	Level 3
Common Stocks (continued)
Greece	$—	$82,218	$—
Hong Kong	—	11,007,941	—
India	1,091,016	—	—
Indonesia	—	61,269	—
Israel	—	3,401,812	—
Italy	—	4,087,674	—
Japan	116,906	64,017,710	—
Luxembourg	—	150,747	—
Macau	—	343,425	—
Mexico	1,637,991	—	—
Netherlands	254,627	9,898,711	—
New Zealand	—	1,270,299	—
Norway	—	5,956,381	—
Portugal	—	1,748,033	—
Russia	2,911,987	—	—
Singapore	—	2,854,313	—
South Africa	—	1,847,135	—
South Korea	777,002	5,293,670	—
Spain	—	8,001,579	—
Sweden	—	6,706,452	—
Switzerland	84,422	23,619,728	—
Taiwan	—	2,425,227	—
Thailand	176,424	166,185	—
United Kingdom	—	60,143,679	—
United States	—	398,935	—
Exchange Traded Fund
United States	6,884,460	—	—
Preferred Stocks
Brazil	850,852	—	—
Germany	—	107,094	—
South Korea	—	272,547	—
Right
Taiwan	—	790	—
Affiliated Money Market Mutual Fund	5,267,047	—	—
U.S. Treasury Obligation	—	149,993	—
Other Financial Instruments*
Futures Contracts	40,773	—	—

Total	$23,810,042	$312,615,652	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

Prudential International Equity Fund	27

Portfolio of Investments

as of October 31, 2013 continued

Fair value of Level 2 investments at October 31, 2012 was $149,980. Of that amount, $0 were classified as Level 2 investments as a result of fair valuing such foreign investments using third party vendor modeling tools. An amount of $173,453,318 was transferred from Level 1 into Level 2 at October 31, 2013 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of market movements between the time at which the Series normally values its securities and the earlier closing of foreign markets. An amount of $344,630 was transferred from Level 1 to Level 2 as a result of using the local shares official close as a proxy to determine the fair value of the security.

It is the Series’ policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2013 was as follows:

Commercial Banks	12.5%
Pharmaceuticals	7.5
Oil, Gas & Consumable Fuels	7.4
Insurance	5.7
Metals & Mining	4.7
Automobiles	4.1
Diversified Telecommunication Services	3.5
Food Products	3.3
Food & Staples Retailing	2.7
Chemicals	2.5
Media	2.2
Wireless Telecommunication Services	2.1
Exchange Traded Fund	2.1
Aerospace & Defense	2.0
Beverages	2.0
Diversified Financial Services	1.9
Hotels, Restaurants & Leisure	1.9
Electric Utilities	1.9
Real Estate Investment Trusts	1.9
Machinery	1.8
Affiliated Money Market Mutual Fund (including 1.6% of collateral received for securities on loan)	1.6
Capital Markets	1.6
Multi-Utilities	1.5
IT Services	1.5
Trading Companies & Distributors	1.5
Tobacco	1.4
Electronic Equipment, Instruments & Components	1.4
Real Estate Management & Development	1.2
Household Products	1.2
Household Durables	1.1%
Semiconductors & Semiconductor Equipment	1.1
Transportation Infrastructure	1.0
Construction & Engineering	1.0
Auto Components	0.9
Industrial Conglomerates	0.9
Road & Rail	0.8
Textiles, Apparel & Luxury Goods	0.7
Healthcare Providers & Services	0.6
Airlines	0.6
Paper & Forest Products	0.6
Building Products	0.6
Biotechnology	0.6
Office Electronics	0.5
Commercial Services & Supplies	0.5
Multiline Retail	0.5
Professional Services	0.5
Electronic Equipment & Instruments	0.4
Electrical Equipment	0.4
Internet Software & Services	0.3
Specialty Retail	0.3
Air Freight & Logistics	0.2
Independent Power Producers & Energy Traders	0.2
Marine	0.1
Energy Equipment & Services	0.1
Construction Materials	0.1

101.2
Liabilities in excess of other assets	(1.2)

100.0%

See Notes to Financial Statements.

28

The Series invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker—variation margin	$40,773	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Rights	Total
Equity contracts	$215,576	$101,832	$317,408

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Rights	Total
Equity contracts	$48,090	$(32,577)	$15,513

For the year ended October 31, 2013, the average value at trade date for futures long positions was $1,224,322.

See Notes to Financial Statements.

Prudential International Equity Fund	29

Statement of Assets & Liabilities

as of October 31, 2013

Assets
Investments at value, including securities on loan of $4,930,189:
Unaffiliated investments (cost $265,831,068)	$331,117,874
Affiliated investments (cost $5,267,047)	5,267,047
Foreign currency, at value (cost $185,734)	184,314
Tax reclaim receivable	992,873
Dividends receivable	782,515
Receivable for Series shares sold	250,125
Due from broker—variation margin	3,646
Prepaid expenses	3,441

Total assets	338,601,835

Liabilities
Payable to broker for collateral for securities on loan	5,265,449
Payable for Series shares reacquired	340,630
Accrued expenses	279,522
Management fee payable	233,919
Distribution fee payable	80,870
Affiliated transfer agent fee payable	71,867
Loan payable	19,000
Payable to custodian	451

Total liabilities	6,291,708

Net Assets	$332,310,127

Net assets were comprised of:
Common stock, at par	$451,424
Paid-in capital in excess of par	487,825,290

488,276,714
Undistributed net investment income	4,690,335
Accumulated net realized loss on investment and foreign currency transactions	(226,039,688)
Net unrealized appreciation on investments and foreign currencies	65,382,766

Net assets, October 31, 2013	$332,310,127

See Notes to Financial Statements.

30

Class A
Net asset value and redemption price per share ($234,668,495 ÷ 31,828,510 shares of common stock issued and outstanding)	$7.37
Maximum sales charge (5.50% of offering price)	0.43

Maximum offering price to public	$7.80

Class B
Net asset value, offering price and redemption price per share ($6,065,569 ÷ 857,660 shares of common stock issued and outstanding)	$7.07

Class C
Net asset value, offering price and redemption price per share ($19,472,051 ÷ 2,754,119 shares of common stock issued and outstanding)	$7.07

Class F
Net asset value, offering price and redemption price per share ($137,184 ÷ 19,370 shares of common stock issued and outstanding)	$7.08

Class X
Net asset value, offering price and redemption price per share ($213,694 ÷ 30,225 shares of common stock issued and outstanding)	$7.07

Class Z
Net asset value, offering price and redemption price per share ($71,753,134 ÷ 9,652,544 shares of common stock issued and outstanding)	$7.43

See Notes to Financial Statements.

Prudential International Equity Fund	31

Statement of Operations

Year Ended October 31, 2013

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $843,249)	$10,515,916
Affiliated income from securities loaned, net	24,525
Interest income	1,036
Affiliated dividend income	852

Total income	10,542,329

Expenses
Management fee	2,603,835
Distribution fee—Class A	663,883
Distribution fee—Class B	56,903
Distribution fee—Class C	183,408
Distribution fee—Class F	3,174
Distribution fee—Class X	4,494
Transfer agent’s fees and expenses (including affiliated expense of $282,400) (Note 3)	805,000
Custodian’s fees and expenses	245,000
Shareholders’ reports	92,000
Registration fees	75,000
Audit fee	35,000
Legal fees and expenses	22,000
Directors’ fees	16,000
Insurance	5,000
Loan interest expense (Note 7)	2,600
Miscellaneous	69,908

Total expenses	4,883,205

Net investment income	5,659,124

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	32,473,329
Futures transactions	215,576
Foreign currency transactions	(141,041)

32,547,864

Net change in unrealized appreciation on:
Investments	30,116,380
Futures	48,090
Foreign currencies	45,356

30,209,826

Net gain on investment and foreign currency transactions	62,757,690

Net Increase In Net Assets Resulting From Operations	$68,416,814

See Notes to Financial Statements.

32

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income	$5,659,124	$6,127,882
Net realized gain (loss) on investment and foreign currency transactions	32,547,864	(6,974,442)
Net change in unrealized appreciation on investments and foreign currencies	30,209,826	20,668,340

Net increase in net assets resulting from operations	68,416,814	19,821,780

Dividends from net investment income (Note 1)
Class A	(4,559,841)	(4,099,544)
Class B	(87,134)	(85,513)
Class C	(283,431)	(268,526)
Class F	(10,934)	(23,756)
Class L	—	(145,518)
Class M	—	(8,376)
Class X	(9,832)	(19,252)
Class Z	(1,229,773)	(1,011,006)

	(6,180,945)	(5,661,491)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	24,830,694	14,167,452
Net asset value of shares issued in reinvestment of dividends	6,043,937	5,514,066
Cost of shares reacquired	(45,385,832)	(48,997,598)

Net decrease in net assets from Series share transactions	(14,511,201)	(29,316,080)

Total increase (decrease)	47,724,668	(15,155,791)

Net Assets:
Beginning of year	284,585,459	299,741,250

End of year(a)	$332,310,127	$284,585,459

(a) Includes undistributed net investment income of:	$4,690,335	$4,906,387

See Notes to Financial Statements.

Prudential International Equity Fund	33

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”) and currently consists of six series: Prudential International Equity Fund (the “Series”), Prudential Jennison Global Infrastructure Fund, Prudential International Value Fund, Prudential Jennison Global Opportunities Fund, Prudential Jennison International Opportunities Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to the Prudential International Equity Fund. The financial statements of the other series are not presented herein. The investment objective of the Series is long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of the financial statements.

Security Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the

34

NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board of Directors. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential International Equity Fund	35

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end

36

exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions. The Series invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially,

Prudential International Equity Fund	37

Notes to Financial Statements

continued

the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Series holds such warrants and rights as long positions until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

38

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, QMA is obligated to keep certain books and records of the Series. PI pays for the services of QMA, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .85% of the average daily net assets of the Series up to and including $300 million, .75% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70% of the Series’ average daily net assets over $1.5 billion. The effective management fee was .85% for the year ended October 31, 2013.

The Series has distribution agreements with Prudential Investment Management Services LLC (“PIMS”) and Prudential Annuities Distributors, Inc. (“PAD”). PIMS and PAD are both affiliates of PI and indirect, wholly-owned subsidiaries of Prudential. PIMS serves as the distributor of the Series’ Class A, Class B, Class C, Class F, and Class Z shares. PIMS, together with PAD, serves as co-distributor of the Series’ Class X shares.

The Series has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for the Class A, Class B, Class C, Class F and Class X shares of the Series in accordance with Rule 12b-1 of the 1940 Act. No distribution or

Prudential International Equity Fund	39

Notes to Financial Statements

continued

service fees are paid to PIMS as distributor for the Series’ Class Z shares. Under the Plans, the Series compensates PIMS and PAD a distribution and service fee at the annual rate of .30%, 1%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, F and X shares, respectively.

PIMS has advised the Series that they received $63,950 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2013. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2013 it received $167, $6,782, $406, and $27 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C and Class F shareholders, respectively.

PI, QMA, PAD and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended October 31, 2013, PIM has been compensated approximately $7,100 for these services.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a series of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2013 aggregated $348,018,963 and $363,319,276, respectively.

40

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the fiscal year ended October 31, 2013, the adjustments were to increase undistributed net investment income and to increase accumulated net realized loss on investment and foreign currency transactions by $305,769, due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and investments in passive foreign investment companies. Net investment income, net realized gain (loss) on investment, futures and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2013 and October 31, 2012, the tax character of dividends paid by the Fund were $6,180,945 and $5,661,491 of ordinary income, respectively.

As of October 31, 2013, the Series had undistributed ordinary income of $5,973,511 on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$275,052,015	$64,036,635	$(2,703,729)	$61,332,906	$67,214	$61,400,120

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency, futures and mark-to-market of receivables and payables.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Series are permitted to carryforward capital losses incurred in the fiscal year ended October 31, 2012 and October 31, 2013 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of

Prudential International Equity Fund	41

Notes to Financial Statements

continued

losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Series utilized approximately $30,641,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2013. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of October 31, 2013, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2016	$30,926,000
Expiring 2017	184,077,000
Expiring 2018	8,337,000

$223,340,000

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, B, C, F, X and Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B and F shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B and F shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale. As of August 24, 2012, the last conversion of Class L to

42

Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale. Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class X shares will automatically convert to Class A shares on a quarterly basis approximately ten years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

There are 1 billion authorized shares of common stock at $.01 par value per share, designated Class A, Class B, Class C, Class F, Class M, Class X, Class New X and Class Z, each of which consists of 275 million, 150 million, 150 million, 50 million, 50 million, 50 million, 50 million and 225 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,007,911	$6,687,880
Shares issued in reinvestment of dividends	709,948	4,437,173
Shares reacquired	(4,910,399)	(32,339,317)

Net increase (decrease) in shares outstanding before conversion	(3,192,540)	(21,214,264)
Shares issued upon conversion from Class B, Class F, Class X and Class Z	294,902	1,955,257
Shares reacquired upon conversion into Class Z	(78,700)	(530,920)

Net increase (decrease) in shares outstanding	(2,976,338)	$(19,789,927)

Year ended October 31, 2012:
Shares sold	864,508	$4,905,840
Shares issued in reinvestment of dividends	728,075	3,975,267
Shares reacquired	(6,177,492)	(34,983,562)

Net increase (decrease) in shares outstanding before conversion	(4,584,909)	(26,102,455)
Shares issued upon conversion from Class B, F, L, M, X and Z	1,928,338	11,103,809
Shares reacquired upon conversion into Class Z	(25,419)	(142,616)

Net increase (decrease) in shares outstanding	(2,681,990)	$(15,141,262)

Prudential International Equity Fund	43

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	140,384	$904,991
Shares issued in reinvestment of dividends	14,301	86,379
Shares reacquired	(105,231)	(665,748)

Net increase (decrease) in shares outstanding before conversion	49,454	325,622
Shares reacquired upon conversion into Class A	(132,182)	(844,219)

Net increase (decrease) in shares outstanding	(82,728)	$(518,597)

Year ended October 31, 2012:
Shares sold	111,371	$613,085
Shares issued in reinvestment of dividends	15,550	82,106
Shares reacquired	(179,800)	(991,389)

Net increase (decrease) in shares outstanding before conversion	(52,879)	(296,198)
Shares reacquired upon conversion into Class A	(228,345)	(1,240,947)

Net increase (decrease) in shares outstanding	(281,224)	$(1,537,145)

Class C
Year ended October 31, 2013:
Shares sold	194,985	$1,261,519
Shares issued in reinvestment of dividends	45,635	275,180
Shares reacquired	(537,568)	(3,387,583)

Net increase (decrease) in shares outstanding before conversion	(296,948)	(1,850,884)
Shares reacquired upon conversion into Class Z	(2,569)	(17,777)

Net increase (decrease) in shares outstanding	(299,517)	$(1,868,661)

Year ended October 31, 2012:
Shares sold	82,903	$448,880
Shares issued in reinvestment of dividends	48,720	256,753
Shares reacquired	(953,320)	(5,234,986)

Net increase (decrease) in shares outstanding	(821,697)	$(4,529,353)

44

Class F	Shares	Amount
Year ended October 31, 2013:
Shares sold	16	$107
Shares issued in reinvestment of dividends	1,732	10,446
Shares reacquired	(10,025)	(62,519)

Net increase (decrease) in shares outstanding before conversion	(8,277)	(51,966)
Shares reacquired upon conversion into Class A	(90,014)	(575,098)

Net increase (decrease) in shares outstanding	(98,291)	$(627,064)

Year ended October 31, 2012:
Shares sold	—	$—
Shares issued in reinvestment of dividends	4,166	21,956
Shares reacquired	(35,112)	(191,289)

Net increase (decrease) in shares outstanding before conversion	(30,946)	(169,333)
Shares reacquired upon conversion into Class A	(136,961)	(744,258)

Net increase (decrease) in shares outstanding	(167,907)	$(913,591)

Class L
Period ended August 24, 2012*:
Shares sold	3,145	$18,342
Shares issued in reinvestment of dividends	25,883	141,578
Shares reacquired	(216,083)	(1,216,032)

Net increase (decrease) in shares outstanding before conversion	(187,055)	(1,056,112)
Shares reacquired upon conversion into Class A	(1,322,525)	(7,692,865)

Net increase (decrease) in shares outstanding	(1,509,580)	$(8,748,977)

Class M
Period ended April 13, 2012**:
Shares sold	68	$390
Shares issued in reinvestment of dividends	1,251	6,604
Shares reacquired	(6,526)	(33,729)

Net increase (decrease) in shares outstanding before conversion	(5,207)	(26,735)
Shares reacquired upon conversion into Class A	(129,902)	(704,453)

Net increase (decrease) in shares outstanding	(135,109)	$(731,188)

Prudential International Equity Fund	45

Notes to Financial Statements

continued

Class X	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,547	$9,653
Shares issued in reinvestment of dividends	1,618	9,773
Shares reacquired	(11,055)	(70,470)

Net increase (decrease) in shares outstanding before conversion	(7,890)	(51,044)
Shares reacquired upon conversion into Class A	(84,144)	(533,747)

Net increase (decrease) in shares outstanding	(92,034)	$(584,791)

Year ended October 31, 2012:
Shares sold	1,009	$5,961
Shares issued in reinvestment of dividends	3,618	19,104
Shares reacquired	(38,488)	(209,600)

Net increase (decrease) in shares outstanding before conversion	(33,861)	(184,535)
Shares reacquired upon conversion into Class A	(129,227)	(708,225)

Net increase (decrease) in shares outstanding	(163,088)	$(892,760)

Class Z
Year ended October 31, 2013:
Shares sold	2,363,610	$15,966,544
Shares issued in reinvestment of dividends	194,751	1,224,986
Shares reacquired	(1,312,558)	(8,860,195)

Net increase (decrease) in shares outstanding before conversion	1,245,803	8,331,335
Shares issued upon conversion from Class A and Class C	80,644	548,697
Shares reacquired upon conversion into Class A	(341)	(2,193)

Net increase (decrease) in shares outstanding	1,326,106	$8,877,839

Year ended October 31, 2012:
Shares sold	1,463,078	$8,174,954
Shares issued in reinvestment of dividends	184,098	1,010,698
Shares reacquired	(1,067,476)	(6,137,011)

Net increase (decrease) in shares outstanding before conversion	579,700	3,048,641
Shares issued upon conversion from Class A and C	25,254	142,616
Shares reacquired upon conversion into Class A	(2,366)	(13,061)

Net increase (decrease) in shares outstanding	602,588	$3,178,196

*	As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.
**	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

46

Note 7. Borrowing

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 4, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective November 5, 2013 at substantially similar terms through November 4, 2014.

The Series utilized the SCA during the year ended October 31, 2013. The average daily balance for the 189 days that the Series had loans outstanding during the period was approximately $344,000, borrowed at a weighted average interest rate of 1.45%. At October 31, 2013, the Series has an outstanding loan amount of $19,000.

Note 8. Ownership

As of October 31, 2013, approximately 35% of the Series was owned by three institutional shareholders for the beneficial interest of their underlying account holders.

Note 9. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Series declared ordinary income dividends on December 11, 2013 to shareholders of record on December 12, 2013. The ex-dividend date was December 13, 2013. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.13968
Class B	$0.09442
Class C	$0.09442
Class F	$0.11165
Class X	$0.09442
Class Z	$0.16022

Prudential International Equity Fund	47

Notes to Financial Statements

continued

Note 10. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Series’ financial statements.

48

Financial Highlights

Class A Shares
	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$6.02	$5.72	$6.17	$5.77	$4.80
Income (loss) from investment operations:
Net investment income	.12	.12	.09	.08	.08
Net realized and unrealized gain (loss) on investment transactions	1.36	.29	(.46)	.36	1.06
Total from investment operations	1.48	.41	(.37)	.44	1.14
Less Dividends:
Dividends from net investment income	(.13)	(.11)	(.11)	(.10)	(.17)
Capital Contributions(d):	-	-	.03	.06	-
Net asset value, end of year	$7.37	$6.02	$5.72	$6.17	$5.77
Total Return(b):	25.06%	7.40%	(5.61)%	8.78%	24.65%

Ratios/Supplemental Data:
Net assets, end of year (000)	$234,668	$209,568	$214,610	$260,555	$275,993
Average net assets (000)	$221,300	$204,088	$247,859	$257,553	$240,744
Ratios to average net assets(c):
Expenses	1.59%	1.67%	1.64%	1.57%	1.54%
Net investment income	1.83%	2.18%	1.51%	1.35%	1.75%
Portfolio turnover rate	114%	83%	70%	96%	76%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal years ended October 31, 2011 and October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential International Equity Fund	49

Financial Highlights

continued

Class B Shares
	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$5.78	$5.50	$5.94	$5.56	$4.61
Income (loss) from investment operations:
Net investment income	.07	.08	.05	.04	.05
Net realized and unrealized gain (loss) on investment transactions	1.32	.27	(.45)	.35	1.02
Total from investment operations	1.39	.35	(.40)	.39	1.07
Less Dividends:
Dividends from net investment income	(.10)	(.07)	(.07)	(.07)	(.12)
Capital Contributions(d):	-	-	.03	.06	-
Net asset value, end of year	$7.07	$5.78	$5.50	$5.94	$5.56
Total Return(b):	24.26%	6.50%	(6.27)%	8.11%	23.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,066	$5,439	$6,720	$9,160	$9,976
Average net assets (000)	$5,690	$5,823	$8,320	$9,246	$9,229
Ratios to average net assets(c):
Expenses	2.29%	2.37%	2.34%	2.27%	2.24%
Net investment income	1.13%	1.48%	.83%	.66%	1.06%
Portfolio turnover rate	114%	83%	70%	96%	76%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal years ended October 31, 2011 and October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

50

Class C Shares
	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$5.78	$5.50	$5.94	$5.56	$4.61
Income (loss) from investment operations:
Net investment income	.07	.08	.05	.04	.05
Net realized and unrealized gain (loss) on investment transactions	1.32	.27	(.45)	.35	1.02
Total from investment operations	1.39	.35	(.40)	.39	1.07
Less Dividends:
Dividends from net investment income	(.10)	(.07)	(.07)	(.07)	(.12)
Capital Contributions(d):	-	-	.03	.06	-
Net asset value, end of year	$7.07	$5.78	$5.50	$5.94	$5.56
Total Return(b):	24.27%	6.51%	(6.27)%	8.11%	23.83%

Ratios/Supplemental Data:
Net assets, end of year (000)	$19,472	$17,658	$21,310	$26,625	$29,326
Average net assets (000)	$18,341	$19,019	$25,128	$26,974	$26,677
Ratios to average net assets(c):
Expenses	2.29%	2.37%	2.34%	2.27%	2.24%
Net investment income	1.13%	1.49%	.81%	.66%	1.06%
Portfolio turnover rate	114%	83%	70%	96%	76%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal years ended October 31, 2011 and October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential International Equity Fund	51

Financial Highlights

continued

Class F Shares
	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$5.79	$5.50	$5.94	$5.56	$4.62
Income (loss) from investment operations:
Net investment income	.09	.09	.06	.05	.06
Net realized and unrealized gain (loss) on investment transactions	1.31	.29	(.44)	.35	1.01
Total from investment operations	1.40	.38	(.38)	.40	1.07
Less Dividends:
Dividends from net investment income	(.11)	(.09)	(.09)	(.08)	(.13)
Capital Contributions(d):	-	-	.03	.06	-
Net asset value, end of year	$7.08	$5.79	$5.50	$5.94	$5.56
Total Return(b):	24.51%	6.98%	(6.05)%	8.35%	24.04%

Ratios/Supplemental Data:
Net assets, end of year (000)	$137	$681	$1,572	$3,355	$5,226
Average net assets (000)	$423	$1,044	$2,442	$4,064	$5,769
Ratios to average net assets(c):
Expenses	2.04%	2.12%	2.09%	2.02%	1.99%
Net investment income	1.36%	1.74%	1.07%	.95%	1.35%
Portfolio turnover rate	114%	83%	70%	96%	76%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal years ended October 31, 2011 and October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

52

Class L Shares
	Period Ended August 24,		Year Ended October 31,
	2012(h)		2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$5.73		$6.17	$5.77	$4.79	$10.48
Income (loss) from investment operations:
Net investment income	.10		.08	.07	.07	.14
Net realized and unrealized gain (loss) on investment transactions	.09		(.45)	.36	1.06	(5.38)
Total from investment operations	.19		(.37)	.43	1.13	(5.24)
Less Dividends and Distributions:
Dividends from net investment income	(.10)		(.10)	(.09)	(.15)	(.11)
Distributions from net realized gains	-		-	-	-	(.34)
Total dividends and distributions	(.10)		(.10)	(.09)	(.15)	(.45)
Capital Contributions(d):	-		.03	.06	-	-
Net asset value, end of period	$5.82		$5.73	$6.17	$5.77	$4.79
Total Return(b):	3.42%		(5.62)%	8.59%	24.49%	(52.07)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$7,694		$8,644	$10,919	$12,342	$12,621
Average net assets (000)	$8,019		$10,189	$11,216	$11,250	$24,942
Ratios to average net assets(c):
Expenses	1.90%	(e)	1.84%	1.77%	1.74%	1.65%
Net investment income	2.22%	(e)	1.31%	1.16%	1.56%	1.68%
Portfolio turnover rate	83%	(f)(g)	70%	96%	76%	74%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal years ended October 31, 2011 and October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

(e) Annualized.

(f) Not annualized.

(g) Calculated as of October 31, 2012.

(h) As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.

See Notes to Financial Statements.

Prudential International Equity Fund	53

Financial Highlights

continued

Class M Shares
	Period Ended April 13,		Year Ended October 31,
	2012(h)		2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$5.50		$5.94	$5.56	$4.61	$10.09
Income (loss) from investment operations:
Net investment income	.01		.05	.04	.05	.07
Net realized and unrealized gain (loss) on investment transactions	.09		(.45)	.35	1.02	(5.14)
Total from investment operations	.10		(.40)	.39	1.07	(5.07)
Less Dividends and Distributions:
Dividends from net investment income	(.07)		(.07)	(.07)	(.12)	(.07)
Distributions from net realized gains	-		-	-	-	(.34)
Total dividends and distributions	(.07)		(.07)	(.07)	(.12)	(.41)
Capital Contributions(d):	-		.03	.06	-	-
Net asset value, end of period	$5.53		$5.50	$5.94	$5.56	$4.61
Total Return(b):	1.90%		(6.27)%	8.11%	23.82%	(52.22)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$29		$743	$2,985	$6,622	$11,467
Average net assets (000)	$342		$1,768	$4,441	$7,957	$34,319
Ratios to average net assets(c):
Expenses	2.40%	(e)	2.34%	2.27%	2.24%	2.15%
Net investment income	.26%	(e)	.76%	.68%	1.09%	.92%
Portfolio turnover rate	83%	(f)(g)	70%	96%	76%	74%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal years ended October 31, 2011 and October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

(e) Annualized.

(f) Not annualized.

(g) Calculated as of October 31, 2012.

(h) As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

See Notes to Financial Statements.

54

Class X Shares
	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$5.79	$5.50	$5.94	$5.56	$4.61
Income (loss) from investment operations:
Net investment income	.07	.08	.05	.04	.05
Net realized and unrealized gain (loss) on investment transactions	1.31	.28	(.45)	.35	1.02
Total from investment operations	1.38	.36	(.40)	.39	1.07
Less Dividends:
Dividends from net investment income	(.10)	(.07)	(.07)	(.07)	(.12)
Capital Contributions(d):	-	-	.03	.06	-
Net asset value, end of year	$7.07	$5.79	$5.50	$5.94	$5.56
Total Return(b):	24.05%	6.69%	(6.27)%	8.11%	23.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$214	$707	$1,569	$3,067	$5,957
Average net assets (000)	$449	$1,077	$2,351	$4,020	$6,611
Ratios to average net assets(c):
Expenses	2.29%	2.37%	2.34%	2.27%	2.24%
Net investment income	1.05%	1.45%	.80%	.66%	1.10%
Portfolio turnover rate	114%	83%	70%	96%	76%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal years ended October 31, 2011 and October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential International Equity Fund	55

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$6.07	$5.77	$6.22	$5.82	$4.85
Income (loss) from investment operations:
Net investment income	.15	.14	.11	.13	.10
Net realized and unrealized gain (loss) on investment transactions	1.36	.29	(.46)	.33	1.06
Total from investment operations	1.51	.43	(.35)	.46	1.16
Less Dividends:
Dividends from net investment income	(.15)	(.13)	(.13)	(.12)	(.19)
Capital Contributions(d):	-	-	.03	.06	-
Net asset value, end of year	$7.43	$6.07	$5.77	$6.22	$5.82
Total Return(b):	25.36%	7.69%	(5.30)%	8.98%	24.95%

Ratios/Supplemental Data:
Net assets, end of year (000)	$71,753	$50,531	$44,573	$44,833	$229,771
Average net assets (000)	$60,981	$45,946	$46,529	$149,685	$184,038
Ratios to average net assets(c):
Expenses	1.29%	1.37%	1.34%	1.27%	1.24%
Net investment income	2.17%	2.46%	1.77%	2.12%	2.05%
Portfolio turnover rate	114%	83%	70%	96%	76%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal years ended October 31, 2011 and October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

56

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential International Equity Fund, a series of Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 20, 2013

Prudential International Equity Fund	57

Tax Information

(Unaudited)

For the year ended October 31, 2013, the Series reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as qualified dividend income (QDI):

QDI
Prudential International Equity Fund	100%

For the fiscal year ended October 31, 2013, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $705,072 foreign tax credit from recognized foreign source income of $11,114,010.

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2013.

58	Visit our website at www.prudentialfunds.com

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential International Equity Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential International Equity Fund

(1)	The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential International Equity Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential International Equity Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations,

[1]	Prudential International Equity Fund is a series of Prudential World Fund, Inc.
[2]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board effective September 1, 2013.

Prudential International Equity Fund

Approval of Advisory Agreements (continued)

the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as net assets increase, but at the level of net assets at the time the analysis was done, the Fund did not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s net assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) net assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the

Prudential International Equity Fund

Approval of Advisory Agreements (continued)

Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2012.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper International Large-Cap Core Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	4th Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 3rd Quartile

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•	The Board noted that the Fund outperformed its benchmark index over the one-, three-, and ten-year periods, and slightly underperformed its benchmark index over the five-year period.
•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential International Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential International Equity Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INTERNATIONAL EQUITY FUND

SHARE CLASS	A	B	C	F	X	Z
NASDAQ	PJRAX	PJRBX	PJRCX	N/A	DEIQX	PJIZX
CUSIP	743969859	743969867	743969875	743969842	743969818	743969883

MF190E    0255304-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL INTERNATIONAL VALUE FUND

ANNUAL REPORT • OCTOBER 31, 2013

Fund Type

International Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. © 2013 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

December 16, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential International Value Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential International Value Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential International Value Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/13
	One Year	Five Years	Ten Years
Class A	21.37%	65.64%	101.49%
Class B	20.43	59.51	86.69
Class C	20.45	59.57	86.73
Class Z	21.73	67.93	106.53
MSCI EAFE ND Index	26.88	76.19	110.23
Lipper International Multi-Cap Core Funds Average	23.52	79.13	103.90
Lipper Customized Blend Funds Average	23.84	76.73	105.34

Average Annual Total Returns (With Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years
Class A	12.82%	3.91%	6.86%
Class B	13.58	4.13	6.66
Class C	17.53	4.32	6.66
Class Z	19.75	5.38	7.74
MSCI EAFE ND Index	23.77	6.35	8.01
Lipper International Multi-Cap Core Funds Average	20.45	6.34	7.46
Lipper Customized Blend Funds Average	20.84	6.09	7.60

Average Annual Total Returns (With Sales Charges) as of 10/31/13
	One Year	Five Years	Ten Years
Class A	14.69%	9.37%	6.65%
Class B	15.43	9.65	6.44
Class C	19.45	9.80	6.44
Class Z	21.73	10.92	7.52

Average Annual Total Returns (Without Sales Charges) as of 10/31/13
	One Year	Five Years	Ten Years
Class A	21.37%	10.62%	7.26%
Class B	20.43	9.79	6.44
Class C	20.45	9.80	6.44
Class Z	21.73	10.92	7.52

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential International Value Fund (Class A shares) with a similar investment in the MSCI EAFE ND Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2003) and the account values at the end of the current fiscal year (October 31, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential International Value Fund	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None

Benchmark Definitions

Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The Net Dividend (ND) version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends.

Lipper International Multi-Cap Core Funds Average

Funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have average characteristics compared to the MSCI EAFE Index.

Lipper Customized Blend Funds Average

The Lipper Customized Blend Funds Average is a 50/50 blend of the Lipper International Multi-Cap Core Funds and Lipper International Large-Cap Core Funds Averages.

Note: Although Lipper classifies the Prudential International Value Fund in the Lipper International Multi-Cap Core Funds Performance Universe, the Lipper Customized Blend Funds Performance Universe is utilized because the Fund’s investment manager believes that the funds included in this custom blend universe provide a more appropriate basis for Portfolio performance comparisons.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/13
Royal Dutch Shell PLC (Class B Stock), Oil, Gas & Consumable Fuels	1.5%
Novartis AG, Pharmaceuticals	1.5
Roche Holding AG, Pharmaceuticals	1.4
Mitsubishi UFJ Financial Group, Inc., Banks	1.4
Toyota Motor Corp., Automobile Manufacturers	1.3

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/13
Banks	14.5%
Pharmaceuticals	8.1
Insurance	7.9
Oil, Gas & Consumable Fuels	7.5
Telecommunications	7.3

Industry weightings reflect only long-term investments and are subject to change.

Prudential International Value Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential International Value Fund’s Class A shares returned 21.37% for the 12-month reporting period ended October 31, 2013, underperforming the 26.88% return of the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index (“Index”)), the 23.52% gain of the Lipper International Multi-Cap Core Funds Average, and the 23.84% return of the Lipper Customized Blend Funds Average.

LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg) are co-subadvisers of the Fund.

How did international stock markets perform?

Over the reporting period, all international regions and sectors, as listed in the MSCI EAFE Index, turned in positive returns. Earlier in the year, markets pulled back as participants began digesting the possibility of a cutback in the U.S. Federal Reserve’s (the Fed) asset purchases through its quantitative easing (QE) program. Emerging markets stocks, bonds, and currencies were hit especially hard by the talk of tapering, in conjunction with slowing economic growth, fund outflows, and falling commodity prices.

As the period drew to a close, the Fed announced its asset purchases would remain intact. This came as a surprise to many who had anticipated the tapering; in response, markets touched five-year highs. Prospects in Europe began to show signs of improvement during the period and the financials sector continued to recover as investors became more comfortable with Europe’s sovereign debt and banking woes. On the other hand, emerging markets continued to lag, as more attention continued to be focused on the developed world.

What made the most positive and negative contributions to the Fund’s performance?

•

Although results were very strong, the Fund underperformed the Index during the period, primarily due to stock selection. An overweight position in the consumer discretionary sector (the Index’s best performing group) contributed to relative results; however, the Fund’s holdings failed to keep up with the group’s return within the Index.

•

Similar results were witnessed in the healthcare and industrials sectors. The Fund earned positive results but failed to keep pace with each sector’s returns within the Index. An underweight to one of the Index’s worst performing groups, materials, contributed to relative performance. From a regional standpoint, the Fund’s stock selection in Western Europe benefited performance. However, holdings in the Pacific Rim fell behind the region’s returns within the Index.

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•

LSV’s portion of the Fund outperformed the Index, while Thornburg’s portion underperformed during the reporting period. LSV outperformed largely due to stock selection; its results were strongest in the financials, materials, and energy sectors. From a country perspective, holdings in the U.K., France, and Switzerland benefited the most. The Thornburg portion of the Fund underperformed primarily due to poor stock selection, as security selection was negative versus the Index in 8 of the 10 sectors. The largest areas of weakness were in the consumer discretionary and financials sectors. In financials, it is what the portfolio didn’t hold that hurt the most; Thornburg shied away from European commercial banks during the period and missed out on the group’s recent recovery. From a country allocation perspective, Thornburg’s underexposure to Japan detracted from relative results. Additionally, exposure to emerging markets regions (Brazil and Mexico) detracted significantly.

•

From time-to-time, Thornburg will use currency forwards (a form of a derivative security) as a tool to hedge some of the currency risk from investing in non-U.S. stocks. This intermittent hedging strategy is not expected to have a significant impact on the performance of the overall Portfolio. During the reporting period, foreign exchange hedging had a slightly positive effect on the Portfolio.

Prudential International Value Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2013, at the beginning of the period, and held through the six-month period ended October 31, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider

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the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential International Value Fund		Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,077.60	1.82%	$9.53
	Hypothetical	$1,000.00	$1,016.03	1.82%	$9.25

Class B	Actual	$1,000.00	$1,073.40	2.57%	$13.43
	Hypothetical	$1,000.00	$1,012.25	2.57%	$13.03

Class C	Actual	$1,000.00	$1,073.30	2.57%	$13.43
	Hypothetical	$1,000.00	$1,012.25	2.57%	$13.03

Class Z	Actual	$1,000.00	$1,078.60	1.57%	$8.23
	Hypothetical	$1,000.00	$1,017.29	1.57%	$7.98

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2013, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential International Value Fund	9

Fees and Expenses (continued)

The Fund’s annual expense ratios for the year ended October 31, 2013, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.84%	1.79%
B	2.54	2.54
C	2.54	2.54
Z	1.54	1.54

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 97.6%
COMMON STOCKS 97.1%

Argentina 0.4%
2,800	MercadoLibre, Inc.	$376,978

Australia 3.4%
176,200	Arrium Ltd.	230,218
42,900	Ausdrill Ltd.	61,987
33,100	Bendigo and Adelaide Bank Ltd.	340,759
29,500	Bradken Ltd.	174,035
82,600	Challenger Ltd.	468,596
71,625	Downer EDI Ltd.	332,770
253,200	Emeco Holdings Ltd.	82,383
13,500	Leighton Holdings Ltd.	228,702
37,900	Lend Lease Group	408,710
77,000	Metcash Ltd.	243,676
13,600	National Australia Bank Ltd.	454,525
88,300	Pacific Brands Ltd.	58,813
4,700	Rio Tinto Ltd.	282,810
38,800	Toll Holdings Ltd.	211,376

		3,579,360

Austria 0.7%
10,700	OMV AG	510,421
5,700	Voestalpine AG	268,902

		779,323

Belgium 1.0%
32,700	AGFA-Gevaert NV*	77,697
4,720	Anheuser-Busch InBev NV	489,295
7,300	Delhaize Group SA	466,213
4,935	Dexia SA*	335

		1,033,540

Brazil 0.7%
14,017	Embraer SA, ADR	411,960
16,700	Natura Cosmeticos SA	333,970

		745,930

Canada 1.9%
4,946	Canadian National Railway Co.	543,389
9,889	Lululemon Athletica, Inc.*	682,835

See Notes to Financial Statements.

Prudential International Value Fund	11

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Canada (cont’d.)
16,150	Potash Corp. of Saskatchewan, Inc.	$502,265
10,205	Teck Resources Ltd. (Class B Stock)	273,073

		2,001,562

China 3.6%
7,087	Baidu, Inc., ADR*	1,140,298
71,530	China Mobile Ltd.	743,315
140,678	CNOOC Ltd.	286,135
1,250,640	Industrial & Commercial Bank of China Ltd. (Class H Stock)	876,731
3,900	SINA Corp.*	325,884
152,862	Sinopharm Group Co. Ltd. (Class H Stock)	414,044

		3,786,407

Denmark 1.0%
6,343	Novo Nordisk A/S (Class B Stock)	1,056,443

Finland 0.6%
4,298	Kone Oyj (Class B Stock)	378,923
13,700	Tieto Oyj	300,987

		679,910

France 9.8%
7,568	Air Liquide SA	1,028,599
7,300	Alstom SA	270,984
20,000	AXA SA	498,311
8,100	BNP Paribas	597,565
9,814	Cie Generale des Etablissements Michelin (Class B Stock)	1,022,603
2,700	Ciments Francais SA	193,525
37,707	Credit Agricole SA*	453,374
6,540	LVMH Moet Hennessy Louis Vuitton SA	1,255,655
10,744	Publicis Groupe SA	893,469
4,600	Renault SA	401,353
7,500	Sanofi	799,677
8,900	SCOR SE	314,135
5,863	Societe Generale SA	331,199
5,900	Thales SA	361,352
12,100	Total SA	742,374
5,100	Valeo SA	504,541
27,796	Vivendi SA	703,790

		10,372,506

See Notes to Financial Statements.

12

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Germany 8.8%
9,163	Adidas AG	$1,044,088
3,800	Allianz SE	638,032
3,300	Aurubis AG	207,917
6,200	BASF SE	643,653
3,100	Bayer AG	384,564
7,500	Daimler AG	614,064
26,532	Deutsche Bank AG	1,282,274
12,200	E.ON SE	222,389
19,300	Freenet AG*	501,315
14,049	Fresenius Medical Care AG & Co. KGaA	928,449
2,600	Hannover Rueckversicherung AG	208,082
2,600	Lanxess AG	182,603
1,800	Muenchener Rueckversicherungs-Gesellschaft AG	375,540
5,100	Rheinmetall AG	315,301
7,300	RWE AG	268,948
5,955	SAP AG	465,994
3,400	Stada Arzneimittel AG	195,439
3,300	Volkswagen AG	807,005

		9,285,657

Hong Kong 2.7%
188,424	AIA Group Ltd.	956,786
17,000	Cheung Kong Holdings Ltd.	265,490
192,000	First Pacific Co. Ltd.	218,312
50,899	Hong Kong Exchanges and Clearing Ltd.	821,105
354,000	Huabao International Holdings Ltd.	155,341
69,720	Kingboard Chemical Holdings Ltd.	183,704
16,200	Sands China Ltd.	115,183
68,200	Yue Yuen Industrial Holdings Ltd.	187,269

		2,903,190

Ireland 0.4%
13,900	Irish Life & Permanent Group Holdings PLC*	538
1,700	Permanent TSB Group Holdings PLC*	93
16,100	Smurfit Kappa Group PLC	389,727

		390,358

Israel 0.9%
62,300	Bank Hapoalim BM	333,522
6,200	Elbit Systems Ltd.	330,900
9,100	Teva Pharmaceutical Industries Ltd.	338,142

		1,002,564

See Notes to Financial Statements.

Prudential International Value Fund	13

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Italy 2.5%
14,400	Banco Popolare Societa Cooperativa*	$28,607
124,700	Enel SpA	550,170
35,100	Eni SpA	891,085
15,200	Finmeccanica SpA*	111,386
167,566	Intesa Sanpaolo SpA	415,712
16,702	Saipem SpA	390,714
251,900	Telecom Italia SpA	245,741

		2,633,415

Japan 17.7%
8,373	Alpine Electronics, Inc.	101,366
11,400	Aoyama Trading Co. Ltd.	290,673
19,379	Bridgestone Corp.	664,365
3,501	Fanuc Corp.	561,587
73,900	Fukuoka Financial Group, Inc.	333,323
8,700	Fuyo General Lease Co. Ltd.	360,939
17,600	Heiwa Corp.	295,086
7,450	Japan Exchange Group, Inc.	173,199
57,894	JX Holdings, Inc.	286,267
17,700	KDDI Corp.	958,570
9,400	Keihin Corp.	153,579
38,898	Komatsu Ltd.	853,437
40,223	Kubota Corp.	595,567
15,800	Kyorin Holdings, Inc.	336,827
25,600	Kyowa Exeo Corp.	303,988
76,000	Marubeni Corp.	595,038
3,900	Miraca Holdings, Inc.	175,726
5,900	Mitsubishi Corp.	119,363
230,479	Mitsubishi UFJ Financial Group, Inc.	1,467,752
25,800	Mitsui & Co. Ltd.	368,577
248,700	Mizuho Financial Group, Inc.	522,037
66,000	Morinaga Milk Industry Co. Ltd.	205,791
28,800	Nichii Gakkan Co.	288,653
14,700	Nippon Electric Glass Co. Ltd.	75,613
12,300	Nippon Telegraph & Telephone Corp.	639,358
78,700	Nishi-Nippon City Bank Ltd. (The)	212,629
30,000	NTT DoCoMo, Inc.	475,951
12,100	Otsuka Holdings Co. Ltd.	344,633
66,200	Resona Holdings, Inc.	344,355
49,800	Sankyu, Inc.	178,256

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Japan (cont’d.)
29,400	Seino Holdings Co. Ltd.	$290,362
13,500	Shimachu Co. Ltd.	327,833
25,400	Shizuoka Gas Co. Ltd.	168,211
10,428	SoftBank Corp.	778,752
38,600	Sumitomo Corp.	502,314
17,900	Sumitomo Mitsui Financial Group, Inc.	865,213
183,029	Sumitomo Mitsui Trust Holdings, Inc.	903,996
52,600	Toagosei Co. Ltd.	238,525
16,700	Toppan Forms Co. Ltd.	155,754
20,883	Toyota Motor Corp.	1,354,016
7,900	Tsumura & Co.	248,297
5,800	West Japan Railway Co.	260,072
36,900	Yokohama Rubber Co. Ltd. (The)	360,940

		18,736,790

Liechtenstein 0.1%
1,400	Verwaltungs-und Privat-Bank AG	135,934

Mexico 0.4%
167,649	Wal-Mart de Mexico SAB de CV (Class V Stock)	435,851

Netherlands 4.2%
18,800	Aegon NV	149,590
7,645	ASML Holding NV	723,891
88,734	ING Groep NV, CVA*	1,127,611
40,800	Koninklijke Ahold NV	775,470
46,900	Royal Dutch Shell PLC (Class B Stock)	1,623,692

		4,400,254

New Zealand 0.4%
279,800	Air New Zealand Ltd.	372,228

Norway 0.8%
20,700	DnB ASA	366,939
9,700	Statoil ASA	229,514
6,600	Yara International ASA	284,244

		880,697

Russia 0.5%
15,414	Yandex NV (Class A Stock)*	568,160

See Notes to Financial Statements.

Prudential International Value Fund	15

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Singapore 0.3%
578,400	Golden Agri-Resources Ltd.	$279,287

South Korea 0.8%
603	Samsung Electronics Co. Ltd.	831,573

Spain 2.2%
8,567	Amadeus IT Holding SA (Class A Stock)	317,857
62,405	Banco Bilbao Vizcaya Argentaria SA	729,325
60,096	Banco Santander SA	532,769
20,300	Repsol SA	544,262
12,200	Telefonica SA*	214,713

		2,338,926

Sweden 2.1%
25,500	Boliden AB	362,177
20,401	Hennes & Mauritz AB (Class B Stock)	881,565
5,500	NCC AB (Class B Stock)	169,176
5,700	Oriflame Cosmetics SA, SDR	179,875
11,000	Swedbank AB (Class A Stock)	286,290
43,700	TeliaSonera AB	361,355

		2,240,438

Switzerland 7.7%
4,500	Baloise Holding AG	522,783
13,112	Credit Suisse Group AG*	407,887
500	Georg Fischer AG*	344,424
12,296	Julius Baer Group Ltd.*	603,190
2,400	Lonza Group AG*	214,231
10,496	Nestle SA	757,643
20,137	Novartis AG	1,563,086
5,477	Roche Holding AG	1,514,584
2,100	Swiss Life Holding AG*	416,389
6,400	Swiss Re AG*	561,809
1,636	Syngenta AG	660,317
2,000	Zurich Insurance Group AG*	552,647

		8,118,990

Taiwan 0.1%
6,700	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	123,347

See Notes to Financial Statements.

16

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

United Kingdom 19.4%
16,900	Alent PLC	$93,921
8,800	AMEC PLC	165,971
18,572	ARM Holdings PLC	291,019
18,200	AstraZeneca PLC	963,519
60,800	Aviva PLC	436,481
100,100	BAE Systems PLC	730,185
85,481	Barclays PLC	359,661
75,157	Beazley PLC	275,499
116,400	BP PLC	903,575
14,985	British American Tobacco PLC	826,763
184,500	BT Group PLC	1,116,350
21,357	Burberry Group PLC	524,821
250,600	Cable & Wireless Communications PLC	188,009
17,609	Carnival PLC	625,869
49,700	Centrica PLC	281,092
29,400	Dairy Crest Group PLC	253,194
8,900	GlaxoSmithKline PLC	234,627
40,400	Home Retail Group PLC	128,898
83,900	HSBC Holdings PLC	917,430
55,000	Intermediate Capital Group PLC	422,052
97,500	J. Sainsbury PLC	616,744
154,385	Kingfisher PLC	933,951
187,000	Legal & General Group PLC	648,112
7,700	Liberty Global PLC (Class A Stock)*	603,449
48,900	Marston’s PLC	119,066
11,000	Mondi PLC	196,417
142,800	Old Mutual PLC	465,395
25,956	Pearson PLC	542,874
12,710	Reckitt Benckiser Group PLC	988,326
40,190	Rolls-Royce Holdings PLC*	740,426
100,287	RSA Insurance Group PLC	206,546
12,275	SABMiller PLC	640,033
37,527	Standard Chartered PLC	901,030
82,300	Tesco PLC	480,071
50,700	Tullett Prebon PLC	258,259
9,745	Tullow Oil PLC	147,299
38,100	Vesuvius PLC	296,200
194,300	Vodafone Group PLC	711,680
135,800	WM Morrison Supermarkets PLC	612,738
30,202	WPP PLC	641,524

		20,489,076

See Notes to Financial Statements.

Prudential International Value Fund	17

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

United States 2.0%
7,279	Accenture PLC (Class A Stock)	$535,007
9,207	Schlumberger Ltd.	862,880
11,281	Yum! Brands, Inc.	762,821

		2,160,708

	TOTAL COMMON STOCKS (cost $80,418,922)	102,739,402

PREFERRED STOCKS 0.5%

Brazil 0.5%
34,585	Itau Unibanco Holding SA, ADR (PRFC)	532,955

United Kingdom
3,456,340	Rolls-Royce Holdings PLC (PRFC)*(b)	5,542

	TOTAL PREFERRED STOCKS (cost $582,765)	538,497

	TOTAL LONG-TERM INVESTMENTS (cost $81,001,687)	103,277,899

SHORT-TERM INVESTMENT 1.3%

AFFILIATED MONEY MARKET MUTUAL FUND
1,359,254	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,359,254)(a)	1,359,254

	TOTAL INVESTMENTS 98.9% (cost $82,360,941; Note 5)	104,637,153
	Other assets in excess of liabilities(c) 1.1%	1,190,491

	NET ASSETS 100%	$105,827,644

The following abbreviations are used in the Portfolio descriptions:

ADR— American Depositary Receipt

CVA—Certificate Van Aandelen (Bearer)

PRFC—Preference Shares

SDR—Special Drawing Rights

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

*	Non-income producing security.

See Notes to Financial Statements.

18

(a)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(b)	Includes a security or securities that have been deemed illiquid.
(c)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at October 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 02/18/14	State Street Bank	GBP	1,044	$1,690,226	$1,673,152	$(17,074)
Japanese Yen,
Expiring 01/06/14	State Street Bank	JPY	97,607	975,675	993,125	17,450

				$2,665,901	$2,666,277	$376

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 02/18/14	State Street Bank	GBP	1,044	$1,617,893	$1,673,152	$(55,259)
Euro,
Expiring 04/28/14	State Street Bank	EUR	1,949	2,691,264	2,647,607	43,657
Japanese Yen,
Expiring 01/06/14	State Street Bank	JPY	466,131	4,700,651	4,742,752	(42,101)

				$9,009,808	$9,063,511	$(53,703)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential International Value Fund	19

Portfolio of Investments

as of October 31, 2013 continued

The following is a summary of the inputs used as of October 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$376,978	$—	$—
Australia	—	3,579,360	—
Austria	—	779,323	—
Belgium	78,032	955,508	—
Brazil	745,930	—	—
Canada	2,001,562	—	—
China	1,466,182	2,320,225	—
Denmark	—	1,056,443	—
Finland	—	679,910	—
France	193,525	10,178,981	—
Germany	—	9,285,657	—
Hong Kong	—	2,903,190	—
Ireland	631	389,727	—
Israel	—	1,002,564	—
Italy	—	2,633,415	—
Japan	—	18,736,790	—
Liechtenstein	135,934	—	—
Mexico	435,851	—	—
Netherlands	—	4,400,254	—
New Zealand	—	372,228	—
Norway	—	880,697	—
Russia	568,160	—	—
Singapore	—	279,287	—
South Korea	—	831,573	—
Spain	—	2,338,926	—
Sweden	—	2,240,438	—
Switzerland	—	8,118,990	—
Taiwan	123,347	—	—
United Kingdom	697,370	19,791,706	—
United States	2,160,708	—	—
Preferred Stocks:
Brazil	532,955	—	—
United Kingdom	—	5,542	—
Affiliated Money Market Mutual Fund	1,359,254	—	—
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	—	(53,327)	—

Total	$10,876,419	$93,707,407	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

20

Fair Value of Level 2 investments at October 31, 2012 was $3,948. Such fair values are used to reflect the impact of significant market movements between the time at which the Fund normally values its securities and the earlier closing of foreign markets. An amount of $82,856,313 was transferred from Level 1 into Level 2 at October 31, 2013 as a result of fair valuing such foreign securities using third party vendor modeling tools.

It is the Series’ policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2013 were as follows:

Banks	14.5%
Pharmaceuticals	8.1
Insurance	7.9
Oil, Gas & Consumable Fuels	7.5
Telecommunications	7.3
Food & Beverage	4.9
Retail & Merchandising	4.1
Chemicals	3.9
Automobile Manufacturers	3.1
Auto Parts & Equipment	2.9
Apparel	2.8
Aerospace & Defense	2.5
Diversified Financial Services	2.3
Internet Software & Services	2.0
Machinery & Equipment	1.9
Semiconductors	1.9
Metals & Mining	1.6
Distribution/Wholesale	1.5
Advertising	1.4
Transportation	1.4
Affiliated Money Market Mutual Fund	1.3
Media & Entertainment	1.1
Agriculture	1.1
Computer Services & Software	1.0
Consumer Products & Services	1.0
Utilities	0.9%
Healthcare Providers & Services	0.9
Entertainment & Leisure	0.9
Diversified Machinery	0.8
Construction & Engineering	0.7
Miscellaneous Manufacturing	0.7
Real Estate	0.6
Forest & Paper Products	0.6
IT Services	0.5
Commercial Services	0.5
Cosmetics/Personal Care	0.5
Beverages	0.5
Airlines	0.4
Internet	0.3
Engineering & Construction	0.3
Gas Distribution	0.3
Building Materials	0.2
Hotels, Restaurants & Leisure	0.1
Home Furnishings	0.1
Electronic Components & Equipment	0.1

98.9
Other assets in excess of liabilities	1.1

100.0%

The Series invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments were equity risk and foreign exchange risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential International Value Fund	21

Portfolio of Investments

as of October 31, 2013 continued

Fair values of derivative instruments as of October 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$61,107	Unrealized depreciation on forward foreign currency contracts	$114,434

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$134,163	$134,163
Equity contracts	28,323	—	28,323

Total	$28,323	$134,163	$162,486

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$(86,695)

For the year ended October 31, 2013, the Series’ average value at settlement date payable for forward foreign currency exchange purchase contracts was $2,138,151 and the Fund’s average value at settlement date receivable for forward foreign currency exchange sale contracts was $6,668,626.

See Notes to Financial Statements.

22

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2013

Prudential International Value Fund

Statement of Assets and Liabilities

as of October 31, 2013

Assets
Investments at value:
Unaffiliated investments (cost $81,001,687)	$103,277,899
Affiliated investments (cost $1,359,254)	1,359,254
Foreign currency, at value (cost $805,354)	807,004
Tax reclaim receivable	289,150
Dividends and interest receivable	269,083
Receivable for investments sold	222,635
Unrealized appreciation on foreign currency forward contracts	61,107
Receivable for Fund shares sold	20,117
Prepaid expenses	1,070

Total assets	106,307,319

Liabilities
Accrued expenses	139,501
Unrealized depreciation on foreign currency forward contracts	114,434
Management fee payable	89,169
Payable for Fund shares reacquired	67,003
Payable for investments purchased	38,315
Affiliated transfer agent fee payable	18,000
Distribution fee payable	13,253

Total liabilities	479,675

Net Assets	$105,827,644

Net assets were comprised of:
Common stock, at par value	$45,878
Paid-in capital in excess of par	104,477,839

104,523,717
Undistributed net investment income	1,054,326
Accumulated net realized loss on investment and foreign currency transactions	(21,990,053)
Net unrealized appreciation on investments and foreign currencies	22,239,654

Net Assets, October 31, 2013	$105,827,644

See Notes to Financial Statements.

24

Class A:
Net asset value and redemption price per share ($36,919,781 ÷ 1,602,434 shares of common stock issued and outstanding)	$23.04
Maximum sales charge (5.50% of offering price)	1.34

Maximum offering price to public	$24.38

Class B:
Net asset value, offering price and redemption price per share ($1,540,288 ÷ 70,227 shares of common stock issued and outstanding)	$21.93

Class C:
Net asset value, offering price and redemption price per share ($4,869,862 ÷ 221,613 shares of common stock issued and outstanding)	$21.97

Class Z:
Net asset value, offering price and redemption price per share ($62,497,713 ÷ 2,693,519 shares of common stock issued and outstanding)	$23.20

See Notes to Financial Statements.

Prudential International Value Fund	25

Statement of Operations

Year Ended October 31, 2013

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $240,450)	$2,924,068
Interest income	3,297
Affiliated dividend income	3,050

Total income	2,930,415

Expenses
Management fee	1,002,438
Distribution fee—Class A	87,624
Distribution fee—Class B	14,676
Distribution fee—Class C	48,019
Custodian’s fees and expenses	196,000
Transfer agent’s fee and expenses (including affiliated expense of $99,400) (Note 3)	160,000
Registration fees	52,000
Reports to shareholders	35,000
Audit fees	29,000
Legal fees and expenses	22,000
Directors’ fees	12,000
Insurance fees	1,800
Interest expense (Note 7)	545
Miscellaneous	35,752

Total expenses	1,696,854

Net investment income	1,233,561

Realized And Unrealized Gain (Loss) On Investment And Foreign Currencies
Net realized gain on:
Investment transactions	4,523,865
Foreign currency transactions	30,959

4,554,824

Net change in unrealized appreciation (depreciation) on:
Investments	13,892,661
Foreign currencies	(68,566)

13,824,095

Net gain on investments and foreign currencies	18,378,919

Net Increase In Net Assets Resulting From Operations	$19,612,480

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income	$1,233,561	$1,601,893
Net realized gain (loss) on investment and foreign currency transactions	4,554,824	(23,959)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	13,824,095	2,917,818

Net increase in net assets resulting from operations	19,612,480	4,495,752

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(674,229)	(610,527)
Class B	(19,472)	(17,304)
Class C	(65,031)	(53,269)
Class Z	(1,269,401)	(978,760)

	(2,028,133)	(1,659,860)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	11,093,355	11,836,699
Net asset value of shares issued in reinvestment of dividends and distributions	2,004,448	1,623,732
Cost of shares reacquired	(21,607,276)	(18,408,704)

Net decrease in net assets from Series share transactions	(8,509,473)	(4,948,273)

Total increase (decrease)	9,074,874	(2,112,381)

Net Assets
Beginning of year	96,752,770	98,865,151

End of year(a)	$105,827,644	$96,752,770

(a) Includes undistributed net investment income of:	$1,054,326	$1,817,939

See Notes to Financial Statements.

Prudential International Value Fund	27

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end diversified management investment company and currently consists of six series: Prudential International Value Fund (the “Series”), Prudential Jennison Global Infrastructure Fund, Prudential International Equity Fund, Prudential Emerging Markets Debt Local Currency Fund, Prudential Jennison Global Opportunities Fund and Prudential Jennison International Opportunities Fund. These financial statements relate to Prudential International Value Fund. The financial statements of the other series are not presented herein. The investment objective of the Series is long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Security Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the

28

NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board of Directors. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential International Value Fund	29

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from

30

valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Foreign Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Series until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Restricted and Illiquid Securities: The Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold

Prudential International Value Fund	31

Notes to Financial Statements

continued

within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to

32

distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into subadvisory agreements with LSV Asset Management (“LSV”) and Thornburg Investment Management, Inc. (“Thornburg”) for the Series.

The subadvisory agreements provide that LSV and Thornburg furnish investment advisory services in connection with the management of the Series. In connection therewith, LSV and Thornburg are obligated to keep certain books and records of the Series. PI pays for the services of the subadvisors, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 1% of the average daily net assets up to $300 million, .95% of the next $700 million of average daily net assets and .90% of average daily net assets in excess of $1 billion of the Series. The effective management fee was 1.00% for the year ended October 31, 2013.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net

Prudential International Value Fund	33

Notes to Financial Statements

continued

assets of the Class A, B and C shares, respectively. For the year ended October 31, 2013, PIMS contractually agreed to limit such fee to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it received $30,288 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2013. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS advised the Series that for the year ended October 31, 2013, it received $196, $2,083 and $39 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Series’ transfer agent. The transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2 registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2013 were $20,476,817 and $29,690,153, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net

34

investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the tax year ended October 31, 2013 the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $30,959 due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities. Net investment income, net realized gain and net assets were not affected by this change.

For the years ended October 31, 2013 and October 31, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $2,028,133 and $1,659,860 of ordinary income, respectively.

As of October 31, 2013, the accumulated undistributed earnings on a tax basis was $1,165,441 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$83,023,644	$27,422,873	$(5,809,364)	$21,613,509	$16,769	$21,630,278

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Series is permitted to carryforward capital losses incurred in the fiscal year ended October 31, 2012 and October 31, 2013 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Series utilized approximately $4,553,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2013. No capital gains distributions are expected to be paid to shareholders until net gains have been

Prudential International Value Fund	35

Notes to Financial Statements

continued

realized in excess of such losses. As of October 31, 2013, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2017	20,514,000
Expiring 2018	978,000

$21,492,000

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

There are 250 million authorized shares of $.01 par value common stock, divided into four classes, designated Class A, Class B, Class C and Class Z common stock,

36

each of which consists of 75 million, 50 million, 50 million and 75 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	122,524	$2,555,126
Shares issued in reinvestment of dividends and distributions	32,904	653,810
Shares reacquired	(311,730)	(6,480,038)

Net increase (decrease) in shares outstanding before conversion	(156,302)	(3,271,102)
Shares issued upon conversion from Class B	17,629	368,731
Shares reacquired upon conversion into Class Z	(2,840)	(57,629)

Net increase (decrease) in shares outstanding	(141,513)	$(2,960,000)

Year ended October 31, 2012:
Shares sold	88,449	$1,631,363
Shares issued in reinvestment of dividends and distributions	32,651	585,430
Shares reacquired	(457,841)	(8,354,606)

Net increase (decrease) in shares outstanding before conversion	(336,741)	(6,137,813)
Shares issued upon conversion from Class B	20,082	366,930
Shares reacquired upon conversion into Class Z	(6,033)	(107,215)

Net increase (decrease) in shares outstanding	(322,692)	$(5,878,098)

Class B
Year ended October 31, 2013:
Shares sold	17,604	$353,419
Shares issued in reinvestment of dividends and distributions	966	18,389
Shares reacquired	(8,813)	(172,803)

Net increase (decrease) in shares outstanding before conversion	9,757	199,005
Shares reacquired upon conversion into Class A	(18,476)	(368,731)

Net increase (decrease) in shares outstanding	(8,719)	$(169,726)

Year ended October 31, 2012:
Shares sold	8,208	$144,803
Shares issued in reinvestment of dividends and distributions	929	15,993
Shares reacquired	(19,508)	(346,846)

Net increase (decrease) in shares outstanding before conversion	(10,371)	(186,050)
Shares reacquired upon conversion into Class A	(20,816)	(366,930)

Net increase (decrease) in shares outstanding	(31,187)	$(552,980)

Prudential International Value Fund	37

Notes to Financial Statements

continued

Class C
Year ended October 31, 2013:
Shares sold	18,448	$377,849
Shares issued in reinvestment of dividends and distributions	3,380	64,459
Shares reacquired	(58,936)	(1,181,776)

Net increase (decrease) in shares outstanding	(37,108)	$(739,468)

Year ended October 31, 2012:
Shares sold	20,549	$365,925
Shares issued in reinvestment of dividends and distributions	3,028	52,206
Shares reacquired	(95,948)	(1,677,033)

Net increase (decrease) in shares outstanding	(72,371)	$(1,258,902)

Class Z
Year ended October 31, 2013:
Shares sold	371,363	$7,806,961
Shares issued in reinvestment of dividends and distributions	63,485	1,267,790
Shares reacquired	(656,863)	(13,772,659)

Net increase (decrease) in shares outstanding before conversion	(222,015)	(4,697,908)
Shares reacquired upon conversion into Class A	2,824	57,629

Net increase (decrease) in shares outstanding	(219,191)	$(4,640,279)

Year ended October 31, 2012:
Shares sold	529,417	$9,694,608
Shares issued in reinvestment of dividends and distributions	53,865	970,103
Shares reacquired	(428,040)	(8,030,219)

Net increase (decrease) in shares outstanding before conversion	155,242	2,634,492
Shares reacquired upon conversion into Class A	6,006	107,215

Net increase (decrease) in shares outstanding	161,248	$2,741,707

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 4, 2013. The Funds pay an annualized commitment fee of .08% of the unused portion of the SCA. Prior to November 15, 2012, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

38

Subsequent to the fiscal year end, the SCA has been renewed effective November 5, 2013 at substantially similar terms through November 4, 2014.

The Series utilized the SCA during the year ended October 31, 2013. The average daily balance for the 9 days the Series had loans outstanding during the period was $1,500,667, borrowed at a weighted average interest rate of 1.45%. At October 31, 2013, the Series did not have an outstanding loan amount.

Note 8. Notice of Dividends to Shareholders

The Series declared ordinary income dividends on December 16, 2013 to shareholders of record on December 17, 2013. The ex-dividend date was December 18, 2013. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.2388
Class B	$0.1143
Class C	$0.1143
Class Z	$0.2829

Note 9. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Fund’s financial statements.

Prudential International Value Fund	39

Financial Highlights

Class A Shares
	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$19.36	$18.80	$20.29	$18.45	$15.28
Income (loss) from investment operations:
Net investment income	.24	.29	.32	.22	.20
Net realized and unrealized gain (loss) on investments	3.83	.57	(1.64)	1.71	3.59
Total from investment operations	4.07	.86	(1.32)	1.93	3.79
Less Dividends and Distributions:
Dividends from net investment income	(.39)	(.30)	(.17)	(.12)	(.62)
Capital contributions(d)	-	-	-	.03	-
Net asset value, end of year	$23.04	$19.36	$18.80	$20.29	$18.45
Total Return(a):	21.37%	4.71%	(6.56)%	10.68%	26.03%

Ratios/Supplemental Data:
Net assets, end of year (000)	$36,920	$33,759	$38,858	$45,598	$45,945
Average net assets (000)	$35,050	$34,669	$44,169	$44,626	$39,582
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(e)	1.79%	1.79%	1.78%	1.66%	1.65%
Expenses before waivers and/or expense reimbursement	1.84%	1.84%	1.83%	1.71%	1.70%
Net investment income	1.14%	1.59%	1.56%	1.17%	1.30%
Portfolio turnover rate	21%	16%	25%	40%	40%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of the settlement.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of Class A shares.

See Notes to Financial Statements.

40

Class B Shares
	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$18.46	$17.93	$19.37	$17.64	$14.58
Income (loss) from investment operations:
Net investment income	.08	.15	.16	.08	.08
Net realized and unrealized gain (loss) on investments	3.65	.54	(1.56)	1.63	3.45
Total from investment operations	3.73	.69	(1.40)	1.71	3.53
Less Dividends and Distributions:
Dividends from net investment income	(.26)	(.16)	(.04)	(.01)	(.47)
Capital contributions(d)	-	-	-	.03	-
Net asset value, end of year	$21.93	$18.46	$17.93	$19.37	$17.64
Total Return(a):	20.43%	3.91%	(7.26)%	9.86%	25.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,540	$1,457	$1,975	$3,093	$3,839
Average net assets (000)	$1,468	$1,655	$2,651	$3,314	$3,985
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.54%	2.54%	2.52%	2.41%	2.40%
Expenses before waivers and/or expense reimbursement	2.54%	2.54%	2.52%	2.41%	2.40%
Net investment income	.40%	.83%	.81%	.43%	.58%
Portfolio turnover rate	21%	16%	25%	40%	40%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

Prudential International Value Fund	41

Financial Highlights

continued

Class C Shares
	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$18.49	$17.96	$19.40	$17.66	$14.60
Income (loss) from investment operations:
Net investment income	.08	.15	.16	.07	.08
Net realized and unrealized gain (loss) on investments	3.66	.54	(1.56)	1.65	3.45
Total from investment operations	3.74	.69	(1.40)	1.72	3.53
Less Dividends and Distributions:
Dividends from net investment income	(.26)	(.16)	(.04)	(.01)	(.47)
Capital contributions(d)	-	-	-	.03	-
Net asset value, end of year	$21.97	$18.49	$17.96	$19.40	$17.66
Total Return(a):	20.45%	3.90%	(7.25)%	9.91%	25.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,870	$4,784	$5,947	$6,828	$7,507
Average net assets (000)	$4,802	$5,132	$6,690	$6,760	$6,807
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.54%	2.54%	2.53%	2.41%	2.40%
Expenses before waivers and/or expense reimbursement	2.54%	2.54%	2.53%	2.41%	2.40%
Net investment income	.38%	.83%	.81%	.42%	.58%
Portfolio turnover rate	21%	16%	25%	40%	40%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

42

Financial Highlights

Class Z Shares
	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$19.48	$18.93	$20.42	$18.55	$15.37
Income (loss) from investment operations:
Net investment income	.29	.34	.24	.26	.24
Net realized and unrealized gain (loss) on investments	3.87	.56	(1.51)	1.74	3.62
Total from investment operations	4.16	.90	(1.27)	2.00	3.86
Less Dividends and Distributions:
Dividends from net investment income	(.44)	(.35)	(.22)	(.16)	(.68)
Capital contributions(d)	-	-	-	.03	-
Net asset value, end of year	$23.20	$19.48	$18.93	$20.42	$18.55
Total Return(a):	21.73%	4.92%	(6.30)%	11.01%	26.41%

Ratios/Supplemental Data:
Net assets, end of year (000)	$62,498	$56,753	$52,086	$159,020	$136,238
Average net assets (000)	$58,925	$53,465	$79,550	$139,023	$115,310
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.54%	1.54%	1.47%	1.41%	1.40%
Expenses before waivers and/or expense reimbursement	1.54%	1.54%	1.47%	1.41%	1.40%
Net investment income	1.37%	1.86%	1.16%	1.41%	1.58%
Portfolio turnover rate	21%	16%	25%	40%	40%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

Prudential International Value Fund	43

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential International Value Fund, a series of Prudential World Fund, Inc., (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 20, 2013

44

Tax Information

(Unaudited)

For the year ended October 31, 2013, the Series reports 100% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended October 31, 2013, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $188,539 foreign tax credit from recognized foreign source income of $3,134,348.

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2013.

Prudential International Value Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential International Value Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential International Value Fund

(1)	The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential International Value Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential International Value Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of LSV Asset Management (“LSV”) and Thornburg Investment Management, Inc. (“Thornburg”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI, LSV and Thornburg. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and each subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations,

[1]	Prudential International Value Fund is a series of Prudential World Fund, Inc.
[2]	Ms. Alberding and Mssrs. Hartstein and Quinn were elected to the Board effective September 1, 2013.

Prudential International Value Fund

Approval of Advisory Agreements (continued)

the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of LSV and Thornburg, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, LSV and Thornburg. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by LSV and Thornburg, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluations of the subadvisers, as well as PI’s recommendation, based on its review of each subadviser, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, LSV and Thornburg, and also considered the qualifications, backgrounds and responsibilities of the LSV and Thornburg portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, LSV’s and Thornburg’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, LSV and Thornburg. The Board also noted that it received favorable compliance

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reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, LSV and Thornburg.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by LSV and Thornburg, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, LSV and Thornburg under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI in relation to the services rendered was not unreasonable.

The Board considered information about the profitability of LSV and Thornburg, but concluded that the level of a subadviser’s profitability may not be as significant given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI, LSV and Thornburg as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board also recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential International Value Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI, LSV, and Thornburg

The Board considered potential ancillary benefits that might be received by PI, LSV and Thornburg and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by LSV and Thornburg included their ability to use soft dollar credits, brokerage commissions received by affiliates of LSV or Thornburg, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI, LSV and Thornburg were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund/Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2012.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (a blend of the Lipper International Large-Cap Core Funds and International Multi-Cap Core Funds Performance Universes)3 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons

[3]

Although Lipper classifies the Fund in its International Multi-Cap Core Funds Performance Universe, the International Large-Cap Core Funds and International Multi-Cap Core Funds Performance Universes were utilized because PI believes that the funds included in these Universes provide a more appropriate basis for Fund performance comparisons.

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placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board considered that when it reviewed the Fund’s agreements a year earlier, the Fund ranked in the second quartile of its Peer Universe for all periods except the ten-year period.
•	The Board concluded that, in light of the Fund’s competitive performance over time, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential International Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	LSV Asset Management	155 North Wacker Drive 46th Floor Chicago, IL 60606

	Thornburg Investment Management, Inc.	2300 North Ridgetop Road Santa Fe, NM 87506

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential International Value Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INTERNATIONAL VALUE FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PISAX	PISBX	PCISX	PISZX
CUSIP	743969503	743969602	743969701	743969800

MF115E    0255243-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL EMERGING MARKETS DEBT LOCAL CURRENCY FUND

ANNUAL REPORT • OCTOBER 31, 2013

Fund Type

Emerging Market Bond

Objective

Total return, through a combination of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment advisor. PIMS and PIM are Prudential Financial companies. © 2013 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

December 16, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Emerging Markets Debt Local Currency Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Emerging Markets Debt Local Currency Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Emerging Markets Debt Local Currency Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/13
	One Year	Since Inception
Class A	–3.23%	1.72% (3/30/11)
Class C	–3.85	0.60 (3/30/11)
Class Q	–3.06	2.63 (3/30/11)
Class Z	–2.98	2.64 (3/30/11)
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index	–1.60	5.92
Lipper Emerging Markets Local Currency Debt Funds Average	–2.58	5.04

Average Annual Total Returns (With Sales Charges) as of 9/30/13
	One Year	Since Inception
Class A	–10.03%	–2.46% (3/30/11)
Class C	–7.16	–1.06 (3/30/11)
Class Q	–5.41	–0.26 (3/30/11)
Class Z	–5.42	–0.25 (3/30/11)
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index	–3.74	1.22
Lipper Emerging Markets Local Currency Debt Funds Average	–4.35	0.94

Average Annual Total Returns (With Sales Charges) as of 10/31/13
	One Year	Since Inception
Class A	–7.59%	–1.11% (3/30/11)
Class C	–4.75	0.23 (3/30/11)
Class Q	–3.06	1.01 (3/30/11)
Class Z	–2.98	1.01 (3/30/11)

Average Annual Total Returns (Without Sales Charges) as of 10/31/13
	One Year	Since Inception
Class A	–3.23%	0.66% (3/30/11)
Class C	–3.85	0.23 (3/30/11)
Class Q	–3.06	1.01 (3/30/11)
Class Z	–2.98	1.01 (3/30/11)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Emerging Markets Debt Local Currency Fund (Class A shares) with a similar investment in the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2013), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 3/30/11

Prudential Emerging Markets Debt Local Currency Fund	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None	None

Benchmark Definitions

JP Morgan Government Bond Index-Emerging Markets Global Diversified Index

The JP Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM Global Diversified), an unmanaged index, is a comprehensive emerging markets debt benchmark that tracks local currency bonds issued by emerging market governments.

Lipper Emerging Markets Local Currency Debt Funds Average

Funds in the Lipper Emerging Markets Local Currency Debt Funds Average seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance. “Emerging market” is defined by a country’s GNP per capita or other economic measures.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Distributions and Yields as of 10/31/13
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.65	6.36%
Class C	0.58	5.85
Class Q	0.67	7.00
Class Z	0.67	6.86

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Five Largest Issues expressed as a percentage of net assets as of 10/31/13
South Africa Government Bond, Sr. Unsec’d. Notes, Ser. R209, 6.250%, 03/31/36	5.2%
Brazil Notas do Tesouro Nacionalie Notes, Ser. NTNF, 10.000%, 01/01/23	3.9
Turkey Government Bond, Bonds, Ser. 5YR, 9.000%, 03/08/17	3.6
Poland Government Bond, Bonds, Ser. 1023, 4.000%, 10/25/23	3.4
Brazil Notas do Tesouro Nacionalie, Sr. Notes, Ser. NTNF, 10.000%, 01/01/17	3.1

Issues reflect only long-term investments and are subject to change.

Credit Quality* expressed as a percentage of net assets as of 10/31/13
A	9.0%
Baa	73.0
Ba	8.3
B	3.2
Caa	0.4
Less than Caa	—
Not Rated	3.6
Total Investments	97.5
Other assets in excess of liabilities	2.5
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

Prudential Emerging Markets Debt Local Currency Fund	5

Strategy and Performance Overview

How did the Fund Perform?

The Prudential Emerging Markets Debt Local Currency Fund’s Class A shares declined by 3.23% for the 12-month reporting period that ended October 31, 2013, trailing the 1.60% decline of the JP Morgan GBI-EM Global Diversified Index (the Index) and the 2.58% decline of the Lipper Emerging Markets Local Currency Debt Funds Average.

What was the market environment for emerging market bonds denominated in local currencies?

The reporting period that began November 1, 2012, was a challenging one for the fixed income markets overall, particularly in the second quarter of 2013. Market action during this time was dominated by a large upward spike in U.S. Treasury yields that triggered price declines in both developed and emerging market debt instruments.

•

The rapid rise in U.S. Treasury yields was caused mainly by the U.S. Federal Reserve’s statement that it might begin to taper the bond-buying in its quantitative easing program later in the year, if warranted by the economic data. The bellwether 10-year Treasury yield surged from 1.87% on March 31 to almost 3% by early September, an unusually large move in such a short time.

•

The general sell-off in bonds coincided with political unrest and weaker-than-expected economic reports in a number of emerging market countries, which led to downwardly revised economic forecasts in several countries, including Brazil, China, Indonesia, Mexico, Russia, and Turkey. The weaker outlook hampered emerging market bonds denominated in local currencies in these countries, both because of falling bond prices and due to depreciating currencies.

•

China experienced a brief credit crunch in June, as a key interbank loan rate surged to roughly 25% at one point, the result of the government’s attempt to rein in unbridled credit demand from banks. This credit crunch was accompanied by a decline in the nation’s bond prices. However, China’s central bank subsequently added liquidity to the banking system, normalizing interbank rates and enabling bond prices there to recover somewhat.

•

The volatility in interest rates and uncertain economic outlook for many emerging markets led to outflows of investment capital from mid-May through mid-September, reversing the “risk-on” mentality that had prevailed before May, as investors had flocked to emerging markets in search of higher yields.

•

Emerging market bonds denominated in local currencies rallied in the final month or so of the reporting period, following the Federal Reserve’s September 18 decision not to taper quantitative easing for the time being.

•	Returns for emerging market government local currency bonds in U.S. dollars without hedging for currency risk varied widely, according to the Index.

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Which strategies made the most positive and negative contributions to the Fund’s performance?

Prudential Fixed Income manages the Fund, which was well-diversified across a variety of emerging market countries, securities, and currencies. Its portfolio management team closely analyzes each country’s currency, local currency bonds, and hard currency bonds from three viewpoints—fundamental, technical, and relative value. During the period, a number of factors bolstered the Fund’s performance, but they were unfortunately outweighed by two significant negatives.

•

The Fund’s results were dampened by an overweighting in Brazil, which is a core position, as it offers attractive real (inflation-adjusted) yields. However, during the period Brazil experienced current account deterioration and a weak currency, and raised interest rates considerably from April through period-end, all of which hurt its local currency bonds.

•

The other significant negative was the Fund’s foreign currency positioning. Specifically, short positions in the Japanese yen and other out-of-benchmark, non-U.S. dollar, developed market currencies, which the Fund held in order to fund long positions in emerging market currencies, detracted from performance.

•	Positive factors included an overweighting in the Philippines, which benefited from a strong political environment that’s open to reforms, a credible central bank, and a solid financing position.

•

An underweighting and rewarding security selection in Turkey also lifted the Fund’s performance versus the Index. Turkey is a dynamic but unbalanced economy with limited savings and so is reliant on capital from abroad to fund itself. Low real yields and opaque central bank policy leave it vulnerable in Prudential Fixed Income’s view.

•

Significantly underweighting Indonesian bonds paid off, as this was the Index’s worst-performing emerging debt market in local currency terms during the period. The nation’s currency, the rupiah, and its bonds were hurt by aggressive rate hikes, high inflation, and weak economic growth.

•

The Fund also benefited from holding select positions in bonds denominated in hard currencies that are not included in the Index. Most notably, it owned short-term bonds of issuers in Venezuela that provided relatively high yields.

•	Security selection in long-duration positions in countries with steep yield curves, such as Mexico and South Africa, also added value, although at times they lagged when Treasury rates were rising.

•

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s emerging markets local duration positioning, which was negative for returns, was partly facilitated through the use of interest rate swaps in Mexico. Currency positioning in the fund was facilitated by the use of currency forward contracts and currency options. During the reporting period, the Fund’s currency exposure detracted from performance.

Prudential Emerging Markets Debt Local Currency Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2013, at the beginning of the period, and held through the six-month period ended October 31, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Emerging Markets Debt Local Currency Fund		Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$900.80	1.30%	$6.23
	Hypothetical	$1,000.00	$1,018.65	1.30%	$6.61

Class C	Actual	$1,000.00	$896.90	2.05%	$9.80
	Hypothetical	$1,000.00	$1,014.87	2.05%	$10.41

Class Q	Actual	$1,000.00	$901.30	1.05%	$5.03
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

Class Z	Actual	$1,000.00	$901.50	1.05%	$5.03
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2013, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Emerging Markets Debt Local Currency Fund	9

Fees and Expenses (continued)

The Fund’s annual expense ratios for the year ended October 31, 2013, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.78%	1.30%
C	2.47	2.05
Q	1.39	1.05
Z	1.49	1.05

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2013

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 97.4%
FOREIGN BONDS

Barbados 0.4%
Columbus International, Inc., Sr. Sec’d. Notes, RegS (original cost $188,913; purchased 09/18/12)(a)(b)	B2	11.500%	11/20/14		170	$183,175

Brazil 16.6%
Banco BMG SA, Sr. Unsec’d. Notes, RegS	B1	9.150	01/15/16		120	126,000
Banco Santander Brasil SA, Sr. Unsec’d. Notes, MTN, 144A	Baa2	8.000	03/18/16	BRL	2,250	939,090
Banco Votorantim Ltd., Sr. Unsec’d. Notes, MTN, RegS	Baa2	10.625	04/10/14	BRL	415	184,948
Brazil Notas do Tesouro Nacionalie,
Notes, Ser. NTNF	Baa2	10.000	01/01/18	BRL	1,262	536,353
Notes, Ser. NTNF	Baa2	10.000	01/01/21	BRL	1,903	788,806
Notes, Ser. NTNF	Baa2	10.000	01/01/23	BRL	4,197	1,706,531
Sr. Notes, Ser. NTNF	Baa2	10.000	01/01/17	BRL	3,135	1,348,975
Brazilian Government International Bond,
Sr. Unsec’d. Notes	Baa2	8.500	01/05/24	BRL	2,510	1,022,398
Sr. Unsec’d. Notes	Baa2	12.500	01/05/16	BRL	665	314,659
Itau Unibanco Holding SA, Sr. Unsec’d. Notes, RegS	Baa2	10.500	11/23/15	BRL	300	132,577
JBS Finance II Ltd., Gtd. Notes, RegS	Ba3	8.250	01/29/18		150	157,125

						7,257,462

China 0.5%
Country Garden Holdings Co. Ltd., Gtd. Notes, RegS	Ba2	11.125	02/23/18		200	223,240

Colombia 3.1%
Colombia Government International Bond, Sr. Unsec’d. Notes	Baa3	9.850	06/28/27	COP	180,000	126,937
Colombian TES, Bonds,
Ser. B	Baa3	7.250	06/15/16	COP	300,000	166,547
Ser. B	Baa3	11.000	07/24/20	COP	1,102,800	711,967

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	11

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Colombia (cont’d.)
Colombian TES, Bonds, (cont’d.)
Ser. B	Baa3	11.250%	10/24/18	COP	305,000	$196,311
Empresas Publicas de Medellin ESP, Sr. Unsec’d. Notes, RegS	Baa3	8.375	02/01/21	COP	300,000	165,112

						1,366,874

Dominican Republic 0.3%
Dominican Republic International Bond, Sr. Unsec’d. Notes, RegS	B1	9.040	01/23/18		138	151,280

Ghana 0.1%
Ghana Government Bond, Bonds, Ser. 3Y	B1	16.900	03/07/16	GHS	50	21,594

Hungary 2.8%
Hungary Government Bond,
Bonds, Ser. 16/C	Ba1	5.500	02/12/16	HUF	33,080	156,961
Bonds, Ser. 17/A	Ba1	6.750	11/24/17	HUF	54,370	270,773
Bonds, Ser. 17/B	Ba1	6.750	02/24/17	HUF	50,270	247,907
Sr. Unsec’d. Notes, RegS	Ba1	5.750	06/11/18	EUR	241	350,124
MFB Magyar Fejlesztesi Bank Zrt, Gov’t. Gtd. Notes, 144A	Ba1	6.250	10/21/20		200	205,250

						1,231,015

Indonesia 8.2%
Berau Capital Resources Pte Ltd., Sr. Sec’d. Notes, RegS	B1	12.500	07/08/15		145	152,975
Indonesia Treasury Bond, Sr. Unsec’d. Notes,
Ser. FR53	Baa3	8.250	07/15/21	IDR	2,700,000	249,701
Ser. FR56	Baa3	8.375	09/15/26	IDR	1,000,000	92,648
Ser. FR58	Baa3	8.250	06/15/32	IDR	1,700,000	152,318
Ser. FR59	Baa3	7.000	05/15/27	IDR	3,800,000	313,452
Ser. FR61	Baa3	7.000	05/15/22	IDR	2,000,000	171,657
Ser. FR63	Baa3	5.625	05/15/23	IDR	9,800,000	765,587
Ser. FR65	Baa3	6.625	05/15/33	IDR	14,500,000	1,096,585
Ser. FR67	Baa3	8.750	02/15/44	IDR	2,700,000	252,218

See Notes to Financial Statements.

12

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Indonesia (cont’d.)
Majapahit Holding BV, Gtd. Notes, RegS	Baa3	7.750%	10/17/16		100	$112,000
Perusahaan Penerbit SBSN Indonesia, Unsec’d. Notes, 144A	Baa3	6.125	03/15/19		200	216,000

						3,575,141

Italy 0.2%
Wind Acquisition Finance SA, Sec’d. Notes, 144A	B3	11.750	07/15/17		100	106,250

Jamaica 0.4%
Digicel Group Ltd., Sr. Unsec’d. Notes, RegS	Caa1	10.500	04/15/18		150	162,000

Kazakhstan 0.6%
KazMunayGas National Co. JSC, Gtd. Notes, RegS, MTN	Baa3	9.125	07/02/18		200	244,750

Luxembourg 0.4%
Millicom International Cellular SA, Sr. Unsec’d. Notes, 144A	Ba2	4.750	05/22/20		200	187,500

Malaysia 3.1%
Malaysia Government Bond, Sr. Unsec’d. Notes,
Ser. 0112	A3	3.418	08/15/22	MYR	280	87,165
Ser. 0311	A3	4.392	04/15/26	MYR	340	112,158
Ser. 0313	A3	3.480	03/15/23	MYR	1,000	313,459
Ser. 0412	A3	4.127	04/15/32	MYR	2,200	698,584
Ser. 0413	A3	3.844	04/15/33	MYR	500	153,777

						1,365,143

Mexico 7.9%
America Movil SAB de CV, Sr. Unsec’d. Notes, Ser. 12	A2	6.450	12/05/22	MXN	7,500	542,752
Cemex SAB de CV, Sr. Sec’d. Notes, RegS	B+(c)	9.500	06/15/18		200	227,500
Mexican Bonos, Bonds,
Ser. M	Baa1	6.500	06/10/21	MXN	2,000	160,557

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	13

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Mexico (cont’d.)
Mexican Bonos, Bonds, (cont’d.)
Ser. M	Baa1	6.500%	06/09/22	MXN	75	$5,966
Ser. M	Baa1	7.750	05/29/31	MXN	13,903	1,139,970
Ser. M	Baa1	7.998	06/11/20	MXN	5,660	494,604
Ser. M	Baa1	8.000	12/07/23	MXN	6,090	533,157
Petroleos Mexicanos, Gtd. Notes, 144A	Baa1	7.650	11/24/21	MXN	4,120	333,793

						3,438,299

Nigeria 2.4%
Nigeria Government Bond, Bonds,
Ser. 3YR	Ba3	10.500	03/18/14	NGN	5,740	35,813
Ser. 5YR	Ba3	4.000	04/23/15	NGN	19,380	108,225
Ser. 5YR	Ba3	15.100	04/27/17	NGN	33,495	226,851
Ser. 10YR	Ba3	7.000	10/23/19	NGN	123,761	603,608
Ser. 20YR	Ba3	10.000	07/23/30	NGN	10,680	54,274

						1,028,771

Peru 3.1%
Peruvian Government Bond, Sr. Unsec’d. Notes	Baa2	6.950	08/12/31	PEN	190	73,842
Peruvian Government International Bond,
Sr. Unsec’d. Notes, RegS	Baa2	6.950	08/12/31	PEN	460	178,775
Sr. Unsec’d. Notes, RegS	Baa2	7.840	08/12/20	PEN	1,985	832,784
Sr. Unsec’d. Notes, 144A	Baa2	7.840	08/12/20	PEN	650	272,700

						1,358,101

Philippines 1.2%
Philippine Government International Bond, Sr. Unsec’d. Notes	Baa3	6.250	01/14/36	PHP	20,000	529,970

Poland 4.7%
Poland Government Bond, Bonds, Ser. 1020	A2	5.250	10/25/20	PLN	1,630	572,536
Ser. 1023	A2	4.000	10/25/23	PLN	4,570	1,461,863

						2,034,399

See Notes to Financial Statements.

14

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Romania 0.5%
Romania Government Bond, Bonds, Ser. 5YR	Baa3	5.600%	11/28/18	RON	690	$221,703

Russia 12.0%
AHML Finance Ltd., Unsec’d. Notes, 144A	Baa1	7.750	02/13/18	RUB	12,250	374,489
EDC Finance Ltd., Gtd. Notes, 144A	BB+(c)	4.875	04/17/20		200	198,500
Home Credit & Finance Bank Via Eurasia Capital SA, Sr. Sec’d. Notes	Ba3	7.000	03/18/14		250	253,438
Russian Agricultural Bank OJSC via RSHB Capital SA,
Sr. Unsec’d. Notes, RegS	Baa3	7.875	02/07/18	RUB	22,500	684,385
Sr. Unsec’d. Notes, RegS	Baa3	8.625	02/17/17	RUB	13,400	420,542
Sr. Unsec’d. Notes, RegS, MTN	Baa3	8.700	03/17/16	RUB	12,000	378,592
Sr. Unsec’d. Notes, 144A	Baa3	8.625	02/17/17	RUB	3,000	94,151
Russian Federal Bond - OFZ, Bonds,
Ser. 6207	Baa1	8.150	02/03/27	RUB	15,000	496,013
Ser. 6211	Baa1	7.000	01/25/23	RUB	13,350	414,186
Ser. 6212	Baa1	7.050	01/19/28	RUB	19,865	594,326
Russian Railways via RZD Capital PLC, Sr. Unsec’d. Notes, RegS	Baa1	8.300	04/02/19	RUB	30,200	952,026
Vimpelcom Holdings BV,
Gtd. Notes, 144A	Ba3	4.248(d)	06/29/14		200	201,004
Gtd. Notes, 144A	Ba3	9.000	02/13/18	RUB	5,000	157,464

						5,219,116

South Africa 10.1%
Eskom Holdings Ltd., Notes, Ser. ES23, MTN	Baa2	10.000	01/25/23	ZAR	7,500	839,258
South Africa Government Bond,
Bonds, Ser. 2023	Baa1	7.750	02/28/23	ZAR	875	87,990
Bonds, Ser. R186	Baa1	10.500	12/21/26	ZAR	448	53,558
Bonds, Ser. R203	Baa1	8.250	09/15/17	ZAR	2,020	212,678
Bonds, Ser. R204	Baa1	8.000	12/21/18	ZAR	4,180	437,622
Bonds, Ser. R207	Baa1	7.250	01/15/20	ZAR	1,400	139,998
Sr. Unsec’d. Notes, Ser. R208	Baa1	6.750	03/31/21	ZAR	3,500	337,130
Sr. Unsec’d. Notes, Ser. R209	Baa1	6.250	03/31/36	ZAR	30,614	2,285,693

						4,393,927

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	15

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Spain 1.2%
Spain Government International Bond, Sr. Unsec’d. Notes, MTN, 144A	Baa3	4.000%	03/06/18		500	$514,600

Sri Lanka 0.9%
Bank of Ceylon, Sr. Unsec’d. Notes, RegS	B1	6.875	05/03/17		400	410,000

Thailand 2.9%
Thailand Government Bond,
Sr. Unsec’d. Notes	Baa1	3.580	12/17/27	THB	10,000	302,262
Sr. Unsec’d. Notes	Baa1	3.625	06/16/23	THB	11,577	364,209
Sr. Unsec’d. Notes	Baa1	3.650	12/17/21	THB	2,000	63,763
Sr. Unsec’d. Notes	Baa1	3.775	06/25/32	THB	600	17,810
Sr. Unsec’d. Notes	Baa1	3.850	12/12/25	THB	2,000	63,054
Sr. Unsec’d. Notes	Baa1	5.670	03/13/28	THB	5,000	184,542
Sr. Unsec’d. Notes - Inflation Linked	Baa1	1.200	07/14/21	THB	9,268	277,774

						1,273,414

Turkey 9.1%
Turkey Government Bond,
Bonds	Baa3	8.500	09/14/22	TRY	1,705	847,269
Bonds	Baa3	9.000	01/27/16	TRY	1,360	697,969
Bonds	Baa3	10.000	06/17/15	TRY	815	422,351
Bonds	Baa3	10.500	01/15/20	TRY	775	426,468
Bonds, Ser. 5YR	Baa3	9.000	03/08/17	TRY	3,030	1,560,346

						3,954,403

Ukraine 0.5%
NAK Naftogaz of Ukraine, Gov’t. Gtd. Notes	NR	9.500	09/30/14		250	235,625

Uruguay 1.3%
Uruguay Government International Bond,
Sr. Unsec’d. Notes	Baa3	4.375	12/15/28	UYU	3,515	177,201
Sr. Unsec’d. Notes	Baa3	5.000	09/14/18	UYU	7,365	377,037

						554,238

See Notes to Financial Statements.

16

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Venezuela 2.9%
Petroleos de Venezuela SA, Sr. Unsec’d. Notes	NR	4.900%	10/28/14		1,340	$1,259,600

TOTAL LONG-TERM INVESTMENTS (cost $46,791,335)						42,501,590

				Shares
SHORT-TERM INVESTMENTS 0.1%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $4,588; Note 3)(e)					4,588	4,588

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED* 0.1%

Call Options
Currency Option EUR vs HUF, expiring 11/20/13, @ FX Rate 291.00			Barclays Capital International	EUR	685	16,722
Currency Option USD vs ILS, expiring 12/10/13, @ FX Rate 3.631			Barclays Capital International		1,042	1,713

						18,435

Put Options 0.1%
Currency Option USD vs RUB, expiring 09/11/14, @ FX Rate 34.72			Credit Suisse		630	40,814

TOTAL OPTIONS PURCHASED (cost $83,343)						59,249

TOTAL SHORT-TERM INVESTMENTS (cost $87,931)						63,837

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	17

Portfolio of Investments

as of October 31, 2013 continued

Description	Value (Note 1)
TOTAL INVESTMENTS 97.5% (cost $46,879,266; Note 5)	$42,565,427
Other assets in excess of liabilities(f) 2.5%	1,096,496

NET ASSETS 100.0%	$43,661,923

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

NR—Not Rated by Moody’s or Standard & Poor’s

RegS—Regulations S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan

COP—Colombian Peso

EUR—Euro

GBP—British Pound

GHS—Ghana Cedi

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israel Shekel

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NGN—Nigerian Naira

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peru Soles

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian Leu

RUB—Russian Ruble

THB—Thai Baht

See Notes to Financial Statements.

18

TRY—Turkish Lira

USD—United States Dollar

UYU—Uruguayan Peso

ZAR—South African Rand

*	Non-income producing security.
†	The ratings reflected are as of October 31, 2013. Ratings of certain bonds may have changed subsequent to that date. The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
#	Principal amount or notional amount shown in U.S. dollars unless otherwise stated.
(a)	Indicates a security or securities that have been deemed illiquid.
(b)	Indicates a restricted security, the aggregate original cost of such securities is $188,913. The aggregate value of $183,175, is approximately 0.4% of net assets.
(c)	Standard & Poor’s Rating.
(d)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2013.
(e)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at October 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Argentina Pesos,
Expiring 02/03/14	Citigroup Global Markets	ARS	747	$112,000	$109,124	$(2,876)
Expiring 11/15/13	Citigroup Global Markets	ARS	814	134,000	134,550	550
Expiring 12/18/13	Citigroup Global Markets	ARS	739	112,000	115,775	3,775
Australian Dollar,
Expiring 01/23/14	Credit Suisse	AUD	119	112,255	111,837	(418)
Expiring 01/23/14	Toronto-Dominion Securities, Inc.	AUD	232	221,615	218,035	(3,580)
Expiring 01/23/14	Toronto-Dominion Securities, Inc.	AUD	234	223,423	219,914	(3,509)
Brazilian Real,
Expiring 01/22/14	Barclays Capital Group	BRL	71	31,600	31,044	(556)
Expiring 01/22/14	Toronto-Dominion Securities, Inc.	BRL	330	149,592	144,437	(5,155)

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	19

Portfolio of Investments

as of October 31, 2013 continued

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 01/22/14	Citigroup Global Markets	GBP	141	$226,871	$225,292	$(1,579)
Expiring 01/27/14	Credit Suisse	GBP	70	113,404	112,001	(1,403)
Expiring 01/27/14	Credit Suisse	GBP	156	252,155	249,960	(2,195)
Expiring 01/27/14	Goldman Sachs & Company	GBP	140	226,184	223,842	(2,342)
Canadian Dollar,
Expiring 01/22/14	Barclays Capital Group	CAD	235	225,000	225,085	85
Expiring 01/22/14	Toronto-Dominion Securities, Inc.	CAD	118	113,000	112,927	(73)
Chilean Peso,
Expiring 12/11/13	Citigroup Global Markets	CLP	57,475	112,700	111,530	(1,170)
Expiring 12/11/13	Citigroup Global Markets	CLP	115,334	226,700	223,805	(2,895)
Expiring 12/11/13	Citigroup Global Markets	CLP	141,515	274,499	274,611	112
Chinese Yuan,
Expiring 05/08/14	Citigroup Global Markets	CNY	94	15,000	15,268	268
Expiring 05/08/14	Credit Suisse	CNY	1,027	164,000	167,519	3,519
Colombian Peso,
Expiring 01/22/14	Citigroup Global Markets	COP	59,455	31,358	31,201	(157)
Expiring 01/22/14	Citigroup Global Markets	COP	1,272,768	667,769	667,928	159
Expiring 01/22/14	Toronto-Dominion Securities, Inc.	COP	212,072	112,000	111,292	(708)
Euro,
Expiring 01/27/14	Citigroup Global Markets	EUR	655	900,749	889,447	(11,302)
Expiring 01/27/14	Citigroup Global Markets	EUR	328	451,411	445,402	(6,009)
Expiring 01/27/14	HSBC	EUR	990	1,354,147	1,344,355	(9,792)
Hungarian Forint,
Expiring 01/24/14	Barclays Capital Group	HUF	7,836	35,930	35,793	(137)

See Notes to Financial Statements.

20

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Expiring 01/24/14	Barclays Capital Group	HUF	134,059	$628,429	$612,375	$(16,054)
Expiring 01/24/14	Citigroup Global Markets	HUF	131,991	610,035	602,929	(7,106)
Expiring 01/24/14	Credit Suisse	HUF	131,991	610,506	602,929	(7,577)
Expiring 01/24/14	Goldman Sachs & Company	HUF	131,991	610,560	602,929	(7,631)
Expiring 01/24/14	UBS Warburg LLC	HUF	131,991	610,457	602,929	(7,528)
Indonesia Rupiah,
Expiring 01/30/14	UBS Warburg LLC	IDR	6,187,266	556,259	540,161	(16,098)
Israeli Shekel,
Expiring 01/30/14	Deutsche Bank	ILS	500	141,673	141,547	(126)
Expiring 01/30/14	Deutsche Bank	ILS	500	141,673	141,547	(126)
Japanese Yen,
Expiring 01/27/14	Citigroup Global Markets	JPY	11,125	113,000	113,205	205
Expiring 01/27/14	Citigroup Global Markets	JPY	21,982	226,000	223,683	(2,317)
Expiring 01/27/14	Citigroup Global Markets	JPY	27,382	280,000	278,633	(1,367)
Expiring 01/27/14	Citigroup Global Markets	JPY	5,406	55,000	55,011	11
Malaysian Ringgit,
Expiring 01/16/14	UBS Warburg LLC	MYR	748	233,000	235,640	2,640
Expiring 01/22/14	Barclays Capital Group	MYR	3,400	1,061,355	1,071,105	9,750
Expiring 01/22/14	Citigroup Global Markets	MYR	3,400	1,060,701	1,071,105	10,404
Expiring 01/22/14	Citigroup Global Markets	MYR	3,400	1,061,198	1,071,105	9,907
Expiring 01/22/14	HSBC	MYR	3,400	1,061,198	1,071,105	9,907
Expiring 11/18/13	Barclays Capital Group	MYR	293	90,350	92,650	2,300
Expiring 11/18/13	UBS Warburg LLC	MYR	735	226,700	232,543	5,843
Mexican Peso,
Expiring 01/22/14	Citigroup Global Markets	MXN	10,507	813,800	799,984	(13,816)
Expiring 01/22/14	Goldman Sachs & Company	MXN	10,507	814,172	799,984	(14,188)
Expiring 01/22/14	JPMorgan Chase	MXN	10,507	814,159	799,983	(14,176)

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	21

Portfolio of Investments

as of October 31, 2013 continued

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Expiring 01/22/14	Toronto-Dominion Securities, Inc.	MXN	2,917	$225,000	$222,103	$(2,897)
Expiring 01/22/14	Toronto-Dominion Securities, Inc.	MXN	10,507	813,888	799,984	(13,904)
New Zealand Dollar,
Expiring 01/23/14	Credit Suisse	NZD	230	189,000	188,941	(59)
Expiring 01/23/14	Goldman Sachs & Company	NZD	324	273,369	266,037	(7,332)
Nigerian Naira,
Expiring 01/30/14	Barclays Capital Group	NGN	124,612	763,085	761,931	(1,154)
Norwegian Krone,
Expiring 01/24/14	Barclays Capital Group	NOK	676	112,346	113,250	904
Expiring 01/24/14	Citigroup Global Markets	NOK	677	112,485	113,390	905
Expiring 01/24/14	Citigroup Global Markets	NOK	669	111,137	112,080	943
Expiring 01/24/14	Credit Suisse	NOK	673	113,600	112,607	(993)
Expiring 01/24/14	Toronto-Dominion Securities, Inc.	NOK	668	112,000	111,805	(195)
Peruvian Nuevo Sol,
Expiring 02/04/14	Barclays Capital Group	PEN	311	111,000	111,053	53
Expiring 02/04/14	Citigroup Global Markets	PEN	314	112,284	112,178	(106)
Expiring 02/04/14	Deutsche Bank	PEN	505	181,100	180,263	(837)
Expiring 11/04/13	Barclays Capital Group	PEN	97	34,278	34,797	519
Expiring 11/04/13	Citigroup Global Markets	PEN	1,219	445,453	439,278	(6,175)
Expiring 11/04/13	Citigroup Global Markets	PEN	1,481	537,129	533,729	(3,400)
Expiring 11/04/13	Citigroup Global Markets	PEN	497	178,025	179,003	978
Expiring 11/04/13	Citigroup Global Markets	PEN	63	22,900	22,755	(145)
Expiring 11/04/13	Credit Suisse	PEN	268	97,209	96,594	(615)

See Notes to Financial Statements.

22

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Philippine Peso,
Expiring 01/17/14	Barclays Capital Group	PHP	11,190	$260,727	$259,241	$(1,486)
Expiring 01/17/14	HSBC	PHP	5,545	129,697	128,447	(1,250)
Expiring 01/17/14	UBS Warburg LLC	PHP	6,449	149,778	149,393	(385)
Polish Zloty,
Expiring 01/24/14	Barclays Capital Group	PLN	555	181,898	179,177	(2,721)
Expiring 01/24/14	Barclays Capital Group	PLN	555	181,909	179,177	(2,732)
Expiring 01/24/14	Citigroup Global Markets	PLN	3,706	1,206,162	1,196,770	(9,392)
Expiring 01/24/14	Citigroup Global Markets	PLN	728	237,001	234,957	(2,044)
Expiring 01/24/14	Citigroup Global Markets	PLN	268	88,103	86,664	(1,439)
Expiring 01/24/14	JPMorgan Chase	PLN	3,706	1,211,524	1,196,769	(14,755)
Romanian Leu,
Expiring 01/24/14	Barclays Capital Group	RON	184	55,633	56,136	503
Expiring 01/24/14	Barclays Capital Group	RON	664	203,729	202,344	(1,385)
Expiring 01/24/14	Barclays Capital Group	RON	88	26,947	26,891	(56)
Expiring 01/24/14	Barclays Capital Group	RON	184	55,633	56,136	503
Expiring 01/24/14	Citigroup Global Markets	RON	664	203,885	202,343	(1,542)
Expiring 01/24/14	UBS Warburg LLC	RON	184	55,632	56,127	495
Expiring 01/24/14	UBS Warburg LLC	RON	184	55,632	56,127	495
Russian Ruble,
Expiring 01/22/14	Citigroup Global Markets	RUB	19,866	603,192	610,411	7,219
Expiring 01/22/14	Toronto-Dominion Securities, Inc.	RUB	1,164	35,788	35,765	(23)
Expiring 11/18/13	Citigroup Global Markets	RUB	7,390	226,700	229,710	3,010
Expiring 11/18/13	Goldman Sachs & Company	RUB	1,760	54,000	54,702	702

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	23

Portfolio of Investments

as of October 31, 2013 continued

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
South African Rand,
Expiring 01/30/14	Citigroup Global Markets	ZAR	2,250	$224,410	$221,057	$(3,353)
Expiring 01/30/14	Citigroup Global Markets	ZAR	2,222	224,895	218,275	(6,620)
Expiring 01/30/14	Deutsche Bank	ZAR	1,788	181,167	175,663	(5,504)
Expiring 01/30/14	UBS Warburg LLC	ZAR	2,140	215,392	210,245	(5,147)
South Korean Won,
Expiring 01/17/14	UBS Warburg LLC	KRW	495,734	457,383	464,785	7,402
Swiss Franc,
Expiring 01/24/14	Barclays Capital Group	CHF	1,030	1,155,090	1,135,920	(19,170)
Thai Baht,
Expiring 11/18/13	Barclays Capital Group	THB	3,508	113,021	112,570	(451)
Expiring 11/18/13	Barclays Capital Group	THB	41,579	1,329,849	1,334,363	4,514
Expiring 11/18/13	Barclays Capital Group	THB	1,253	40,000	40,218	218
Expiring 11/18/13	Credit Suisse	THB	6,997	226,000	224,548	(1,452)
Expiring 11/18/13	Credit Suisse	THB	41,579	1,330,616	1,334,364	3,748
Expiring 11/18/13	HSBC	THB	7,219	227,000	231,661	4,661
Expiring 11/18/13	Toronto-Dominion Securities, Inc.	THB	7,063	226,000	226,651	651
Turkish Lira,
Expiring 01/30/14	Citigroup Global Markets	TRY	687	341,667	338,606	(3,061)

				$34,480,935	$34,293,047	$(187,888)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 01/22/14	HSBC	BRL	303	$135,000	$132,711	$2,289
Expiring 01/22/14	HSBC	BRL	304	137,000	133,028	3,972
Expiring 01/22/14	JPMorgan Chase	BRL	100	45,000	43,857	1,143
Expiring 01/22/14	Toronto-Dominion Securities, Inc.	BRL	108	48,617	47,129	1,488

See Notes to Financial Statements.

24

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Expiring 01/22/14	Citigroup Global Markets	BRL	1,733	$773,602	$758,455	$15,147
Expiring 01/22/14	Goldman Sachs & Company	BRL	1,733	775,784	758,455	17,329
Expiring 01/22/14	UBS Warburg LLC	BRL	1,733	776,549	758,455	18,094
Expiring 01/22/14	Barclays Capital Group	BRL	1,733	776,827	758,455	18,372
Expiring 01/22/14	Citigroup Global Markets	BRL	222	98,072	96,976	1,096
British Pound,
Expiring 01/27/14	Barclays Capital Group	GBP	227	363,966	363,723	243
Canadian Dollar,
Expiring 01/22/14	Citigroup Global Markets	CAD	473	458,329	452,297	6,032
Expiring 01/22/14	Citigroup Global Markets	CAD	234	226,871	224,091	2,780
Chilean Peso,
Expiring 12/11/13	Cantor Fitz & Co.	CLP	55,867	111,300	108,410	2,890
Chinese Yuan,
Expiring 05/08/14	Citigroup Global Markets	CNY	94	14,995	15,279	(284)
Expiring 05/08/14	Barclays Capital Group	CNY	1,027	164,485	167,638	(3,153)
Colombian Peso,
Expiring 01/22/14	Toronto-Dominion Securities, Inc.	COP	48,201	25,452	25,295	157
Expiring 01/22/14	Citigroup Global Markets	COP	92,319	48,532	48,448	84
Expiring 01/22/14	Toronto-Dominion Securities, Inc.	COP	170,193	90,000	89,629	371
Euro,
Expiring 01/27/14	Credit Suisse	EUR	95	131,264	129,334	1,930
Expiring 01/27/14	Barclays Capital Group	EUR	990	1,360,621	1,344,355	16,266
Expiring 01/27/14	UBS Warburg LLC	EUR	325	448,712	441,328	7,384
Expiring 01/27/14	Barclays Capital Group	EUR	327	450,992	444,044	6,948
Expiring 01/27/14	Citigroup Global Markets	EUR	50	69,465	68,440	1,025

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	25

Portfolio of Investments

as of October 31, 2013 continued

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Expiring 01/27/14	Citigroup Global Markets	EUR	506	$696,616	$686,572	$10,044
Expiring 01/24/14	Citigroup Global Markets	EUR	82	111,137	111,350	(213)
Expiring 01/24/14	Barclays Capital Group	EUR	83	112,485	112,708	(223)
Expiring 01/24/14	Citigroup Global Markets	EUR	83	112,347	112,708	(361)
Hungarian Forint,
Expiring 01/24/14	Credit Suisse	HUF	24,640	114,000	112,554	1,446
Expiring 01/24/14	Citigroup Global Markets	HUF	55,709	261,500	254,474	7,026
Expiring 01/24/14	Toronto-Dominion Securities, Inc.	HUF	7,925	37,092	36,199	893
Expiring 01/24/14	Citigroup Global Markets	HUF	9,580	44,873	43,761	1,112
Indonesia Rupiah,
Expiring 01/30/14	Citigroup Global Markets	IDR	2,041,341	182,100	178,213	3,887
Expiring 01/30/14	Toronto-Dominion Securities, Inc.	IDR	421,176	38,064	36,770	1,294
Expiring 01/30/14	Barclays Capital Group	IDR	1,098,900	99,000	95,936	3,064
Israeli Shekel,
Expiring 01/30/14	Citigroup Global Markets	ILS	564	159,927	159,687	240
Japanese Yen,
Expiring 01/27/14	Barclays Capital Group	JPY	11,038	112,000	112,326	(326)
Expiring 01/27/14	Barclays Capital Group	JPY	23,030	236,862	234,349	2,513
Expiring 01/27/14	Citigroup Global Markets	JPY	27,490	281,000	279,738	1,262
Expiring 01/27/14	Credit Suisse	JPY	52,229	534,764	531,480	3,284
Expiring 01/27/14	Citigroup Global Markets	JPY	5,407	55,000	55,021	(21)
Malaysian Ringgit,
Expiring 01/22/14	Barclays Capital Group	MYR	115	35,930	36,084	(154)
Expiring 01/22/14	Barclays Capital Group	MYR	284	90,000	89,607	393

See Notes to Financial Statements.

26

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Expiring 01/22/14	UBS Warburg LLC	MYR	355	$112,395	$111,982	$413
Expiring 01/16/14	Citigroup Global Markets	MYR	435	135,888	137,242	(1,354)
Expiring 01/22/14	UBS Warburg LLC	MYR	66	20,681	20,786	(105)
Expiring 01/22/14	Toronto-Dominion Securities, Inc.	MYR	89	27,867	27,982	(115)
Expiring 01/22/14	Citigroup Global Markets	MYR	979	306,662	308,510	(1,848)
Expiring 01/22/14	Barclays Capital Group	MYR	354	112,000	111,504	496
Expiring 01/22/14	Toronto-Dominion Securities, Inc.	MYR	131	41,172	41,258	(86)
Expiring 01/22/14	Toronto-Dominion Securities, Inc.	MYR	210	66,371	66,248	123
Mexican Peso,
Expiring 01/22/14	Citigroup Global Markets	MXN	278	21,366	21,168	198
Expiring 01/22/14	Citigroup Global Markets	MXN	2,852	218,284	217,140	1,144
Expiring 01/22/14	HSBC	MXN	372	28,426	28,345	81
Expiring 01/22/14	Credit Suisse	MXN	5,856	452,000	445,861	6,139
Expiring 01/22/14	Citigroup Global Markets	MXN	6,223	477,256	473,797	3,459
Expiring 01/22/14	Toronto-Dominion Securities, Inc.	MXN	860	66,313	65,475	838
New Zealand Dollar,
Expiring 01/23/14	Credit Suisse	NZD	1,103	918,751	905,888	12,863
Nigerian Naira,
Expiring 08/20/14	Citigroup Global Markets	NGN	30,202	168,116	174,742	(6,626)
Expiring 08/20/14	Citigroup Global Markets	NGN	47,315	261,700	273,756	(12,056)
Expiring 01/30/14	Citigroup Global Markets	NGN	10,028	61,394	61,312	82
Expiring 01/30/14	Barclays Capital Group	NGN	10,028	61,481	61,313	168
Norwegian Krone,
Expiring 01/24/14	Citigroup Global Markets	NOK	668	113,000	111,870	1,130

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	27

Portfolio of Investments

as of October 31, 2013 continued

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Peruvian Nuevo Sol,
Expiring 11/04/13	Citigroup Global Markets	PEN	1,481	$526,286	$533,729	$(7,443)
Expiring 11/04/13	Citigroup Global Markets	PEN	497	180,143	179,003	1,140
Expiring 11/04/13	Barclays Capital Group	PEN	63	22,588	22,755	(167)
Expiring 11/04/13	Barclays Capital Group	PEN	97	35,019	34,797	222
Expiring 02/04/14	Citigroup Global Markets	PEN	1,219	441,372	434,860	6,512
Expiring 11/04/13	Citigroup Global Markets	PEN	1,219	442,076	439,278	2,798
Expiring 02/04/14	Toronto-Dominion Securities, Inc.	PEN	188	67,400	67,096	304
Expiring 11/04/13	Credit Suisse	PEN	268	95,000	96,594	(1,594)
Philippine Peso,
Expiring 03/17/14	Bank of New York	PHP	19,972	462,000	462,414	(414)
Expiring 01/17/14	Citigroup Global Markets	PHP	33,419	774,175	774,193	(18)
Polish Zloty,
Expiring 01/24/14	HSBC	PLN	686	225,000	221,461	3,539
Expiring 01/24/14	Toronto-Dominion Securities, Inc.	PLN	179	58,906	57,828	1,078
Russian Ruble,
Expiring 01/22/14	Credit Suisse	RUB	3,652	112,646	112,215	431
Expiring 01/22/14	UBS Warburg LLC	RUB	3,637	112,700	111,753	947
Expiring 11/18/13	Citigroup Global Markets	RUB	4,548	139,976	141,378	(1,402)
Expiring 01/22/14	Toronto-Dominion Securities, Inc.	RUB	1,372	41,957	42,156	(199)
Expiring 01/22/14	Credit Suisse	RUB	14,540	450,900	446,765	4,135
Expiring 01/22/14	Toronto-Dominion Securities, Inc.	RUB	2,176	67,614	66,854	760
South African Rand,
Expiring 01/30/14	Barclays Capital Group	ZAR	364	35,930	35,776	154
Expiring 01/30/14	JPMorgan Chase	ZAR	1,137	113,800	111,724	2,076
Expiring 01/30/14	JPMorgan Chase	ZAR	11,469	1,149,636	1,126,067	23,569

See Notes to Financial Statements.

28

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Expiring 01/30/14	Goldman Sachs & Company	ZAR	216	$21,278	$21,256	$22
Expiring 01/30/14	Toronto-Dominion Securities, Inc.	ZAR	452	45,706	44,403	1,303
South Korean Won,
Expiring 01/17/14	Citigroup Global Markets	KRW	119,035	111,393	111,603	(210)
Swiss Franc,
Expiring 01/24/14	UBS Warburg LLC	CHF	620	691,331	684,142	7,189
Expiring 01/24/14	Barclays Capital Group	CHF	620	691,707	684,142	7,565
Thai Baht,
Expiring 11/18/13	Citigroup Global Markets	THB	3,304	104,952	106,026	(1,074)
Expiring 11/18/13	Citigroup Global Markets	THB	682	21,852	21,888	(36)
Expiring 11/18/13	Toronto-Dominion Securities, Inc.	THB	967	30,881	31,044	(163)
Expiring 11/18/13	Barclays Capital Group	THB	1,402	44,912	44,981	(69)
Expiring 11/18/13	Barclays Capital Group	THB	1,414	45,175	45,388	(213)
Expiring 11/18/13	Toronto-Dominion Securities, Inc.	THB	1,568	50,449	50,308	141
Turkish Lira,
Expiring 01/30/14	Barclays Capital Group	TRY	64	31,438	31,363	75

				$22,224,213	$22,011,548	$212,665

						$24,777

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	29

Portfolio of Investments

as of October 31, 2013 continued

Interest rate swap agreements outstanding at October 31, 2013:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
	Over-the-counter swap agreements:
MXN	8,000	02/21/22	6.620%	28 Day Mexican Interbank Rate(1)	$13,772	$—	$13,772	Barclays Bank PLC
MXN	3,000	02/28/22	6.440%	28 Day Mexican Interbank Rate(1)	1,855	—	1,855	Barclays Bank PLC
HUF	140,000	06/28/23	6.150%	3 month LIBOR(1)	63,409	—	63,409	Barclays Bank PLC
MXN	6,450	08/02/28	7.670%	28 Day Mexican Interbank Rate(1)	19,912	—	19,912	Barclays Bank PLC
MXN	6,200	08/09/28	7.640%	28 Day Mexican Interbank Rate(1)	17,209	—	17,209	HSBC Bank USA

					$116,157	$—	$116,157

(1)	The Series pays the floating rate and receives the fixed rate.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

30

The following is a summary of the inputs used as of October 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Foreign Bonds:
Barbados	$—	$183,175	$—
Brazil	—	7,257,462	—
China	—	223,240	—
Colombia	—	1,366,874	—
Dominican Republic	—	151,280	—
Ghana	—	21,594	—
Hungary	—	1,231,015	—
Indonesia	—	3,575,141	—
Italy	—	106,250	—
Jamaica	—	162,000	—
Kazakhstan	—	244,750	—
Luxembourg	—	187,500	—
Malaysia	—	1,365,143	—
Mexico	—	3,438,299	—
Nigeria	—	1,028,771	—
Peru	—	1,358,101	—
Philippines	—	529,970	—
Poland	—	2,034,399	—
Romania	—	221,703	—
Russia	—	5,219,116	—
South Africa	—	4,393,927	—
Spain	—	514,600	—
Sri Lanka	—	410,000	—
Thailand	—	1,273,414	—
Turkey	—	3,954,403	—
Ukraine	—	235,625	—
Uruguay	—	554,238	—
Venezuela	—	1,259,600	—
Affiliated Money Market Mutual Fund	4,588	—	—
Options Purchased	—	59,249	—
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	—	24,777	—
Interest Rate Swap Agreements	—	116,157	—

Total	$4,588	$42,701,773	$—

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	31

Portfolio of Investments

as of October 31, 2013 continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Foreign Bonds
Balance as of 10/31/12	$458,225
Realized gain (loss)	(4,221)
Accrued discount/premium	—
Change in unrealized appreciation (depreciation)	7,128
Purchases	—
Sales	(461,132)
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 10/31/13	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as October 31, 2013 was as follows:

Foreign Government Obligations	72.1%
Foreign Agencies	15.1
Foreign Corporations	10.2
Options Purchased	0.1

97.5
Other assets in excess of liabilities	2.5

100.0%

Prudential Emerging Markets Debt Local Currency Fund (the “Series”) invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments is foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

32

Fair values of derivative instruments as of October 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$350,450	Unrealized depreciation on forward foreign currency contracts	$325,673
Foreign exchange contracts	Unaffiliated investments	59,249	—	—
Interest rate contracts	Unrealized appreciation on swap agreements	116,157	—	—

		$525,856		$325,673

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$1,480	$—	$279,177	$—	$280,657
Interest rate contracts	—	17,206	—	26,076	43,282

Total	$1,480	$17,206	$279,177	$26,076	$323,939

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$(24,094)	$(65,223)	$—	$(89,317)
Interest rate contracts	—	—	70,074	70,074

Total	$(24,094)	$(65,223)	$70,074	$(19,243)

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	33

Portfolio of Investments

as of October 31, 2013 continued

For the year ended October 31, 2013, the Series’ average volume of derivative activities are as follows:

Options Purchased (Cost)	Forward Currency Contracts—Purchased (Value at Settlement Date Payable)	Forward Currency Contracts—Sold (Value at Settlement Date Receivable)	Interest Rate Swaps (Notional amount in USD (000))
$33,358	$31,230,047	$20,494,533	$1,310

See Notes to Financial Statements.

34

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2013

Prudential Emerging Markets Debt Local Currency Fund

Statement of Assets & Liabilities

as of October 31, 2013

Assets
Investments at value:
Unaffiliated Investments (cost $46,874,678)	$42,560,839
Affiliated Investments (cost $4,588)	4,588
Foreign currency, at value (cost $130,095)	129,242
Dividends and interest receivable	796,620
Unrealized appreciation on forward foreign currency exchange contracts	350,450
Receivable for investments sold	260,096
Unrealized appreciation on over-the-counter swap agreements	116,157
Receivable for Series shares sold	50,839
Tax reclaim receivable	14,648
Prepaid expenses	798

Total assets	44,284,277

Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	325,673
Payable for Series shares reacquired	154,012
Accrued expenses	115,744
Dividends payable	16,210
Management fee payable	6,196
Distribution fee payable	3,731
Affiliated transfer agent fee payable	712
Loan interest payable	76

Total liabilities	622,354

Net Assets	$43,661,923

Net assets were comprised of:
Common stock, at par	$50,134
Paid-in capital in excess of par	48,617,622

48,667,756
Distributions in excess of net investment income	(303,732)
Accumulated net realized loss on investment and foreign currency transactions	(525,283)
Net unrealized depreciation on investments and foreign currencies	(4,176,818)

Net assets, October 31, 2013	$43,661,923

See Notes to Financial Statements.

36

Class A
Net asset value and redemption price per share
($10,862,044 ÷ 1,252,467 shares of common stock issued and outstanding)	$8.67
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price to public	$9.08

Class C
Net asset value, offering price and redemption price per share
($1,469,132 ÷ 168,566 shares of common stock issued and outstanding)	$8.72

Class Q
Net asset value, offering price and redemption price per share
($1,027 ÷ 117.8 shares of common stock issued and outstanding)	$8.71

Class Z
Net asset value, offering price and redemption price per share
($31,329,720 ÷ 3,592,280 shares of common stock issued and outstanding)	$8.72

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	37

Statement of Operations

Year Ended October 31, 2013

Net Investment Income
Income
Interest income (net of foreign withholding taxes of $66,171)	$3,141,142
Affiliated dividend income	1,948

Total income	3,143,090

Expenses
Management fee	397,771
Distribution fee—Class A	31,993
Distribution fee—Class C	15,846
Custodian’s fees and expenses	132,000
Audit fee	60,000
Registration fees	55,000
Shareholders’ reports	28,000
Legal fees and expenses	20,000
Transfer agent’s fees and expenses (including affiliated expense of $3,700) (Note 3)	19,000
Directors’ fees	11,000
Loan interest expense (Note 7)	1,688
Insurance	1,000
Miscellaneous	13,902

Total expenses	787,200
Expense reimbursement (Note 2)	(215,238)

Net expenses	571,962

Net investment income	2,571,128

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,303,161)
Futures transactions	17,206
Swap agreements transactions	26,076
Foreign currency transactions	276,368

(983,511)

Net change in unrealized appreciation (depreciation) on:
Investments (net of capital gains tax)	(4,486,082)
Swap agreements	70,074
Foreign currencies	(67,620)

(4,483,628)

Net loss on investment and foreign currency transactions	(5,467,139)

Net Decrease In Net Assets Resulting From Operations	$(2,896,011)

See Notes to Financial Statements.

38

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income	$2,571,128	$1,670,398
Net realized loss on investment and foreign currency transactions	(983,511)	(229,215)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(4,483,628)	1,619,136

Net increase (decrease) in net assets resulting from operations	(2,896,011)	3,060,319

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(408,643)	(150,328)
Class C	(44,305)	(36,880)
Class Q	(36)	(58)
Class Z	(1,194,303)	(1,755,165)

	(1,647,287)	(1,942,431)

Tax return of capital
Class A	(392,499)	—
Class C	(42,579)	—
Class Q	(36)	—
Class Z	(1,148,753)	—

	(1,583,867)	—

Distributions from net realized gains
Class A	(37,964)	—
Class C	(5,081)	—
Class Q	(4)	—
Class Z	(171,012)	—

	(214,061)	—

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	30,796,003	12,318,655
Net asset value of shares issued in reinvestment of dividends and tax return of capital	3,330,196	1,894,634
Cost of shares reacquired	(24,693,903)	(4,310,811)

Net increase in net assets from Series share transactions	9,432,296	9,902,478

Total increase	3,091,070	11,020,366

Net Assets:
Beginning of year	40,570,853	29,550,487

End of year	$43,661,923	$40,570,853

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	39

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”) and currently consists of six series: Prudential International Equity Fund, Prudential Jennison Global Infrastructure Fund, Prudential International Value Fund, Prudential Jennison Global Opportunities Fund, Prudential Jennison International Opportunities Fund, and Prudential Emerging Markets Debt Local Currency Fund (the “Series”). These financial statements relate to Prudential Emerging Markets Debt Local Currency Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on March 30, 2011. The Series is non-diversified. The investment objective of the Series is total return, through a combination of current income and capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of the financial statements.

Security Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

40

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board of

Prudential Emerging Markets Debt Local Currency Fund	41

Notes to Financial Statements

continued

Directors. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: The Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

42

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’

Prudential Emerging Markets Debt Local Currency Fund	43

Notes to Financial Statements

continued

maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. Such credit risk may be mitigated by entering into a master netting arrangement between the Series and the counterparty which may permit the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there are no assurances that such mitigating factors are easily enforceable.

Options: The Series purchased options and may write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Series currently owns or intends to purchase. The Series’ principal reason for writing options would be to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability.

The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options contracts against default.

44

Swap Agreements: The Series entered into interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Series are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Series used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. Such credit risk may be mitigated by entering into a master netting arrangement between the Series and the counterparty which may permit the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there are no assurances that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate), swap agreements involve, to varying degrees, elements of credit, market risk and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party.

Prudential Emerging Markets Debt Local Currency Fund	45

Notes to Financial Statements

continued

Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2013, the Series has not met conditions under such agreements that give the counterparty the right to call for an early termination.

Concentration of Risk: The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government), held by the Series, to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, which may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series declares dividends of net investment income daily and payment is made monthly. Distributions from net realized capital and currency gains, if any, are made annually.

Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst distribution in

46

excess of net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is each series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Series has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .80% of the average daily net assets of the Series.

PI has contractually agreed through February 28, 2015 to limit net annual Series operating expenses (excluding distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) to each class of shares to 1.05% of the Series’ average daily net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) who acts as the distributor of the Class A, Class C, Class Q and Class Z shares. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C, pursuant to plans of distribution (the “Class A and C Plans”),

Prudential Emerging Markets Debt Local Currency Fund	47

Notes to Financial Statements

continued

regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Z shares of the Series.

Pursuant to the Class A and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. For the year ended October 31, 2013, PIMS contractually agreed to limit such expenses to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it received $52,073 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2013. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2013, it received $5,000 and $1,967 in contingent deferred sales charges imposed upon certain redemptions by Class A and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a Series of the Prudential Investment Portfolios 2 registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

48

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended October 31, 2013, were $59,017,011 and $47,314,950, respectively.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2013, the adjustments were to increase distributions in excess of net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $735,417 due to the differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, swaps, paydown gains/losses and differences in the treatment of premium amortization. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $1,769,548 of ordinary income, $91,800 of long-term capital gains and $1,583,867 of tax return of capital. For the year ended October 31, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $1,942,431 of ordinary income.

As of October 31, 2013, the Fund had no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of October 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$47,549,498	$338,212	$(5,322,283)	$(4,984,071)	$128,754	$(4,855,317)

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of amortization of premiums, wash sales and straddle loss deferrals. The

Prudential Emerging Markets Debt Local Currency Fund	49

Notes to Financial Statements

continued

other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2013 of approximately $129,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. All Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a contingent deferred sales charge of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock. For the year ended October 31, 2013, no such exchanges were made.

As of October 31, 2013, Prudential Financial, Inc. through its affiliates owned 117 Class A shares, 115 Class C shares, 118 Class Q shares and 2,783,393 Class Z shares of the Series.

There are 250 million shares of common stock at $0.01 par value per share, designated Class A, Class C, Class Q and Class Z common stock, each of which consists of 75 million, 50 million, 50 million and 75 million authorized shares, respectively.

50

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,778,574	$17,221,493
Shares issued in reinvestment of dividends and tax return of capital	81,238	743,125
Shares reacquired	(1,229,880)	(11,043,144)

Net increase (decrease) in shares outstanding	629,932	$6,921,474

Year ended October 31, 2012:
Shares sold	507,223	$4,807,892
Shares issued in reinvestment of dividends	13,747	128,087
Shares reacquired	(178,210)	(1,655,069)

Net increase (decrease) in shares outstanding	342,760	$3,280,910

Class C
Year ended October 31, 2013:
Shares sold	160,719	$1,568,898
Shares issued in reinvestment of dividends and tax return of capital	8,863	81,701
Shares reacquired	(107,280)	(977,299)

Net increase (decrease) in shares outstanding	62,302	$673,300

Year ended October 31, 2012:
Shares sold	76,112	$714,307
Shares issued in reinvestment of dividends	3,789	35,467
Shares reacquired	(15,867)	(147,837)

Net increase (decrease) in shares outstanding	64,034	$601,937

Class Q
Year ended October 31, 2013:
Shares issued in reinvestment of dividends and tax return of capital	8.3	$76

Net increase (decrease) in shares outstanding	8.3	$76

Year ended October 31, 2012:
Shares issued in reinvestment of dividends	6.1	$58

Net increase (decrease) in shares outstanding	6.1	$58

Class Z
Year ended October 31, 2013:
Shares sold	1,250,099	$12,005,612
Shares issued in reinvestment of dividends and tax return of capital	270,309	2,505,294
Shares reacquired	(1,401,122)	(12,673,460)

Net increase (decrease) in shares outstanding	119,286	$1,837,446

Year ended October 31, 2012:
Shares sold	721,461	$6,796,456
Shares issued in reinvestment of dividends	185,266	1,731,022
Shares reacquired	(264,332)	(2,507,905)

Net increase (decrease) in shares outstanding	642,395	$6,019,573

Prudential Emerging Markets Debt Local Currency Fund	51

Notes to Financial Statements

continued

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 4, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under the Syndicated Credit Agreement is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective November 5, 2013 at substantially similar terms through November 4, 2014.

The Series utilized the SCA during the year ended October 31, 2013. The average daily balance for the 71 days the Series had loans outstanding during the period was $592,549 borrowed at a weighted average interest rate of 1.44%. At October 31, 2013, the Series did not have an outstanding loan amount.

Note 8. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Series’ financial statements.

52

Financial Highlights

Class A Shares
	Year Ended October 31, 2013(b)	Year Ended October 31, 2012(b)	March 30, 2011(a) through October 31, 2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.61	$9.36	$10.00
Income (loss) from investment operations:
Net investment income	.47	.42	.32
Net realized and unrealized gain (loss) on investment transactions	(.76)	.35	(.62)
Total from investment operations	(.29)	.77	(.30)
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.52)	(.13)
Distributions from net realized gains	(.05)	-	-
Tax return of capital	(.30)	-	(.21)
Total dividends and distributions	(.65)	(.52)	(.34)
Net asset value, end of period	$8.67	$9.61	$9.36
Total Return(c):	(3.23)%	8.53%	(3.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,862	$5,985	$2,620
Average net assets (000)	$12,797	$2,721	$1,634
Ratios to average net assets(d):
Expenses after advisory fee waivers and/or expense reimbursement(e)	1.30%	1.30%	1.30% (f)
Expenses before advisory fee waivers and/or expense reimbursement	1.78%	2.09%	2.81% (f)
Net investment income	5.07%	4.73%	4.85% (f)
Portfolio turnover rate	102%	70%	60% (g)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	53

Financial Highlights

continued

Class C Shares
	Year Ended October 31, 2013(b)	Year Ended October 31, 2012(b)	March 30, 2011(a) through October 31, 2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.65	$9.41	$10.00
Income (loss) from investment operations:
Net investment income	.40	.37	.31
Net realized and unrealized gain (loss) on investment transactions	(.75)	.32	(.57)
Total from investment operations	(.35)	.69	(.26)
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.45)	(.12)
Distributions from net realized gains	(.05)	-	-
Tax return of capital	(.30)	-	(.21)
Total dividends and distributions	(.58)	(.45)	(.33)
Net asset value, end of period	$8.72	$9.65	$9.41
Total Return(c):	(3.85)%	7.55%	(2.72)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,469	$1,025	$398
Average net assets (000)	$1,585	$786	$211
Ratios to average net assets(d):
Expenses after advisory fee waivers and/or expense reimbursement	2.05%	2.05%	2.05% (e)
Expenses before advisory fee waivers and/or expense reimbursement	2.47%	2.78%	3.52% (e)
Net investment income	4.26%	3.89%	4.09% (e)
Portfolio turnover rate	102%	70%	60% (f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

54

Class Q Shares
	Year Ended October 31, 2013(b)	Year Ended October 31, 2012(b)	March 30, 2011(a) through October 31, 2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.66	$9.37	$10.00
Income (loss) from investment operations:
Net investment income	.58	.47	.29
Net realized and unrealized gain (loss) on investment transactions	(.86)	.37	(.59)
Total from investment operations	(.28)	.84	(.30)
Less Dividends and Distributions:
Dividends from net investment income	(.32)	(.55)	(.12)
Distributions from net realized gains	(.05)	-	-
Tax return of capital	(.30)	-	(.21)
Total dividends and distributions	(.67)	(.55)	(.33)
Net asset value, end of period	$8.71	$9.66	$9.37
Total Return(c):	(3.06)%	9.31%	(3.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1	$1	$1
Average net assets (000)	$1	$1	$1
Ratios to average net assets(d):
Expenses after advisory fee waivers and/or expense reimbursement	1.05%	1.05%	1.05% (e)
Expenses before advisory fee waivers and/or expense reimbursement	1.39%	1.71%	2.67% (e)
Net investment income	6.22%	5.06%	4.98% (e)
Portfolio turnover rate	102%	70%	60% (f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	55

Financial Highlights

continued

Class Z Shares
	Year Ended October 31, 2013(b)	Year Ended October 31, 2012(b)	March 30, 2011(a) through October 31, 2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.66	$9.37	$10.00
Income (loss) from investment operations:
Net investment income	.49	.47	.29
Net realized and unrealized gain (loss) on investment transactions	(.76)	.36	(.59)
Total from investment operations	(.27)	.83	(.30)
Less Dividends and Distributions:
Dividends from net investment income	(.32)	(.54)	(.12)
Distributions from net realized gains	(.05)	-	-
Tax return of capital	(.30)	-	(.21)
Total dividends and distributions	(.67)	(.54)	(.33)
Net asset value, end of period	$8.72	$9.66	$9.37
Total Return(c):	(2.98)%	9.21%	(3.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$31,330	$33,559	$26,532
Average net assets (000)	$35,341	$30,441	$25,697
Ratios to average net assets(d):
Expenses after advisory fee waivers and/or expense reimbursement	1.05%	1.05%	1.05% (e)
Expenses before advisory fee waivers and/or expense reimbursement	1.49%	1.81%	2.72% (e)
Net investment income	5.25%	4.96%	4.99% (e)
Portfolio turnover rate	102%	70%	60% (f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(d) Does not include expenses of the underlying portfolios in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

56

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Emerging Markets Debt Local Currency Fund, a series of Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period March 30, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2013, and the results of its operations for the year then ended, the changes in its net assets in each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period March 30, 2011 (commencement of operations) to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2013

Prudential Emerging Markets Debt Local Currency Fund	57

Tax Information

(Unaudited)

We are advising you that during the year ended October 31, 2013, the Series reports the maximum amount allowed per share but not less than $.02 for Class A, C, Q and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2013, the Series reports the maximum amount allowable but not less than 11.10% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2013.

58

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Emerging Markets Debt Local Currency Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Emerging Markets Debt Local Currency Fund

(1)	The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Emerging Markets Debt Local Currency Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Emerging Markets Debt Local Currency Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

[1]	Prudential Emerging Markets Debt Local Currency Fund is a series of Prudential World Fund, Inc.
[2]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board effective September 1, 2013.

Prudential Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to

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conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI for the year ended December 31, 2012 exceeded the management fees received by PI, resulting in an operating loss to PI. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the

Prudential Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2012. The Board considered that the Fund commenced operations on March 30, 2011 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Emerging Markets Local Currency Debt Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

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•	The Board noted that the Fund outperformed its benchmark index for the one-year period.
•	The Board accepted PI’s recommendation to continue the existing expense cap of 1.05% (exclusive of 12b-1 fees and certain other fees) through February 28, 2014.
•

The Board concluded that, in light of the Fund’s strong performance against its benchmark index and its Peer Universe, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Emerging Markets Debt Local Currency Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance

Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Emerging Markets Debt Local Currency Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL EMERGING MARKETS DEBT LOCAL CURRENCY FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	EMDAX	EMDCX	EMDQX	EMDZX
CUSIP	743969750	743969743	743969735	743969727

MF212E    0255312-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON GLOBAL OPPORTUNITIES FUND

ANNUAL REPORT • OCTOBER 31, 2013

Fund Type

Global Stock

Objective

To seek long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC. Jennison Associates is a registered investment advisor. Both are Prudential Financial companies. © 2013 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

December 16, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Global Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Global Opportunities Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Global Opportunities Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/13
	One Year	Since Inception
Class A	31.24%	29.40% (3/14/12)
Class C	30.17	27.70 (3/14/12)
Class Z	31.61	29.90 (3/14/12)
MSCI AC World ND Index	23.29	24.38
Lipper Global Multi-Cap Core Funds Average	22.76	22.93
Lipper Global Multi-Cap Growth Funds Average	25.89	—

Average Annual Total Returns (With Sales Charges) as of 9/30/13
	One Year	Since Inception
Class A	16.96%	11.35% (3/14/12)
Class C	21.89	14.59 (3/14/12)
Class Z	24.13	15.79 (3/14/12)
MSCI AC World ND Index	17.73	11.95
Lipper Global Multi-Cap Core Funds Average	17.78	11.47
Lipper Global Multi-Cap Growth Funds Average	20.63	—

Average Annual Total Returns (With Sales Charges) as of 10/31/13
	One Year	Since Inception
Class A	24.02%	13.10% (3/14/12)
Class C	29.17	16.14 (3/14/12)
Class Z	31.61	17.36 (3/14/12)

Average Annual Total Returns (Without Sales Charges) as of 10/31/13
	One Year	Since Inception
Class A	31.24%	17.08% (3/14/12)
Class C	30.17	16.14 (3/14/12)
Class Z	31.61	17.36 (3/14/12)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Global Opportunities Fund (Class A shares) with a similar investment in the MSCI AC World ND Index by portraying the initial account values at the commencement of operations for Class A shares (March 14, 2012) and the account values at the end of the current fiscal year (October 31, 2013), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception Date: 3/14/12

Prudential Jennison Global Opportunities Fund	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None

Benchmark Definitions

Morgan Stanley Capital International (MSCI) All Country (AC) World Net Dividend (ND) Index

The MSCI AC World ND Index (MSCI AC World ND) is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. The MSCI AC World ND Index comprises 24 developed market country indexes and 21 emerging market country indexes. The developed market country indexes include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indexes include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Lipper Global Multi-Cap Core Funds Average

Funds in the Lipper Global Multi-Cap Core Funds Average are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have average characteristics compared to the MSCI World Index.

Lipper Global Multi-Cap Growth Funds Average

Funds in the Lipper Global Multi-Cap Growth Funds Average are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have above-average characteristics compared to the MSCI World Index.

Note: Although the Fund is classified by Lipper in its Global Multi-Cap Core Funds Performance Universe, the Global Multi-Cap Growth Funds Performance Universe was utilized for performance comparisons, because the Fund’s investment manager believes that the Global Multi-Cap Growth Funds Performance Universe provides a more appropriate basis for Fund performance comparisons.

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Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/13
priceline.com, Inc., Internet & Catalog Retail	4.8%
MasterCard, Inc., IT Services	4.4
Gilead Sciences, Inc., Biotechnology	3.9
ARM Holdings PLC, Semiconductors & Semiconductor Equipment	3.5
Google, Inc., Internet Software & Services	3.4

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/13
Internet & Catalog Retail	13.3%
Biotechnology	11.5
Textiles, Apparel & Luxury Goods	11.2
Internet Software & Services	8.8
Specialty Retail	8.2

Industry weightings reflect long-term investments and are subject to change.

Prudential Jennison Global Opportunities Fund	5

Strategy and Performance Overview

How did the Fund perform?

In the 12 months ended October 31, 2013, the Prudential Jennison Global Opportunities Fund’s Class A shares advanced 31.24%, outperforming the 23.29% return of the MSCI All Country World Index and the 22.76% return of the Lipper Global Multi-Cap Core Average.

What was the market environment?

Global equity markets advanced broadly if unevenly in the reporting period. Developed Europe, developed Asia/Pacific, and developed North America1 posted gains of 25.0% or more. Emerging markets, hurt by depreciation of the yen and concerns about eventual tapering of the U.S. Federal Reserve’s quantitative easing program, lagged, rising a comparatively modest 7.0%. The U.S. equity market’s advance reflected a more optimistic economic outlook. U.S. housing and employment indicators improved, consumer confidence rose, and strength in corporate profits continued. Conditions in Europe appeared to stabilize, relieving earlier worries of sustained deterioration. In China, economic growth slowed but to levels sufficiently expansionary to give investors conviction that global GDP, although moderating, remained solid. Concerns that the Federal Reserve would begin scaling back its quantitative easing program took a toll globally, especially in Emerging markets, in early summer. However, markets soon refocused on individual company fundamentals and showed renewed appreciation for companies with strong growth.

Which holdings made the largest positive contributions to the Fund’s return?

Consumer discretionary holdings, including Priceline.com, ASOS, and Amazon.com, contributed significantly to Fund performance:

•

priceline.com reported better-than-projected financial results, as both international and domestic gross bookings growth accelerated. Please see “Comments on largest holdings” on page 9 for more information on Priceline.com.

•

London-based ASOS rose on accelerating sales growth. The fast-growing global online apparel retailer targets fashionable, Web-savvy 16- to 34-year-olds and has local-language sites in France, Germany, and the U.S., with plans to add more. Jennison likes the company’s strong revenue growth, margin improvement potential, and international expansion opportunities.

[1]

Jennison regional definitions: Developed North America includes countries classified by MSCI as developed markets in North America. Developed Europe includes countries classified by MSCI as developed markets in Europe and the Middle East. Developed Asia/Pacific includes countries classified by MSCI as developed markets in Asia and Australia. Emerging Markets includes all countries classified by MSCI as emerging and frontier markets.

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•

Amazon.com accelerated its business investment to drive robust longer-term growth not only in its core retail business but through the proliferation of digital commerce via the mobile market. Substantial revenue growth reflected the world’s largest online retailer’s efforts.

In information technology, LinkedIn and Splunk posted triple-digit gains.

•

LinkedIn’s revenue and earnings exceeded consensus expectations significantly. The company is a leading global online professional network that provides what Jennison considers unique access to a scale database of active and passive job candidates. Adjacent growth opportunities in marketing services and professional publishing are added potential drivers in early phases of development.

•

Splunk makes software that allows businesses to quickly mine and make sense of burgeoning amounts of digital data from a vast array of sources, including applications, servers, mobile devices, and websites. Jennison views the company as well positioned to benefit from the emergence of operational intelligence, which has the potential to disrupt traditional information technology spending.

In health care, Gilead Sciences and Biogen Idec were top performers.

•	Gilead Sciences reported strong revenue and earnings in its core HIV franchise. Please see “Comments on largest holdings” on page 9 for more information on Gilead Sciences.

•

The U.S. Food and Drug Administration approved Biogen Idec’s Tecfidera for multiple sclerosis. Jennison believes the drug’s ease of use could support broad adoption and potential market leadership. Tecfidera may also eventually treat other neurodegenerative diseases such as ALS and Parkinson’s.

Which holdings detracted from the Fund’s return?

Financials positions, specifically those exposed to emerging markets, detracted from Fund return relative to the benchmark.

•

São Paulo-based BTG Pactual faced strong headwinds, including Brazil’s slower economic growth, rising interest rates, and growing public frustration with both the government and economy. One of the largest independent investment banks in emerging markets, BTG has a dominant franchise in Brazil, an expanding presence in the rest of Latin America, and operations on four continents.

Prudential Jennison Global Opportunities Fund	7

Strategy and Performance Overview (continued)

•

BR Properties, Brazil’s largest real estate investment company, was similarly hurt by an uncertain outlook for Brazilian interest rates, macroeconomic growth, investments, industrial activity, and employment as well as an increase in office space. BR buys, leases, manages, and sells commercial and industrial properties in Rio de Janeiro and São Paulo.

Information technology holding Apple was hurt by slowing revenue growth and lowered earnings projections. Jennison finds Apple shares attractively valued and believes recent product launches can revive the company’s growth outlook.

In industrials:

•	Glasgow-based Aggreko, a world leader in the rental of power generation and temperature-control equipment, declined on concerns about global growth.

In consumer discretionary:

•

Brazilian exposure hurt growth, as Arezzo Indústria e Comércio declined on decelerating sales growth and lower-than-expected same-store sales growth. The company designs, makes, and sells high-end women’s shoes, handbags, and clothing accessories, primarily in Brazil.

•	Mr Price Group’s sales growth moderated as well. Based in Durban, the company operates and franchises almost 1,000 apparel and home products stores, primarily in South Africa.

Jennison eliminated the Fund’s positions in BTG Pactual, BR Properties, Aggreko, and Mr Price Group.

Were there significant changes to the portfolio?

Selection of individual stocks based on business fundamentals drives construction of the Fund. Over the reporting period, the Fund’s weights increased in consumer discretionary, health care, and industrials, and decreased in consumer staples, financials, and information technology. Relative to the MSCI All Country World Index, the Fund remains overweight in consumer discretionary, information technology, and health care, and underweight in financials, energy, and consumer staples.

8	Visit our website at www.prudentialfunds.com

Comments on Largest Holdings

4.8%	priceline.com, Inc., Internet and Catalog Retail

Online travel company Priceline.com allows customers to “name their own price” for airline tickets, hotel rooms, rental cars, cruises, and vacation packages for destinations in more than 90 countries. Jennison believes the company is poised to benefit from the secular shift to online travel spending, especially in Europe and Asia, where lower market penetration offers greater early-stage growth opportunities.

4.4%	MasterCard, Inc., IT Services

MasterCard is the No. 2 payment system in the U.S. Jennison’s long-term thesis on MasterCard is based on projected growth in the total value of its cardholders’ transactions, as consumers continue their ongoing shift from paper money to electronic credit/debit transactions (retailers and banks pay MasterCard each time consumers use MasterCard-branded payment cards).

3.9%	Gilead Sciences, Inc., Biotechnology

Gilead Sciences is the world’s largest maker of AIDS drugs and a front runner in the race to develop an all-oral hepatitis C (HCV) treatment that could greatly expand the HCV market because of shorter-term treatment periods, easier use, and fewer side effects (current treatments often include injected interferon, which is associated with severe fatigue and badly tolerated by many patients). The company’s oncology pipeline is also promising.

3.5%	ARM Holdings PLC., Semiconductors and Semiconductor Equipment

ARM Holdings licenses its intellectual property designs to semiconductor companies and receives upfront license fees and ongoing royalties based on a percentage of microchip prices. Jennison believes the company stands to be a key beneficiary of the merger of the mobile and computing worlds. As mobile phones become increasingly complex, more ARM-based chips are used, adding to upfront license fees and the royalty stream. In the tablet market, ARM powers virtually every major applications processor.

3.4%	Google, Inc., Internet Software and Services

Jennison believes Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to monetize search traffic at a meaningfully higher rate than its competitors. Jennison likes Google’s continued strong competitive position, strong advertising revenue, and opportunities to generate income from YouTube.

Prudential Jennison Global Opportunities Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2013, at the beginning of the period, and held through the six-month period ended October 31, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period

10	Visit our website at www.prudentialfunds.com

when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Global Opportunities Fund		Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,167.90	1.60%	$8.74
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

Class C	Actual	$1,000.00	$1,163.00	2.35%	$12.81
	Hypothetical	$1,000.00	$1,013.36	2.35%	$11.93

Class Z	Actual	$1,000.00	$1,169.20	1.35%	$7.38
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87
*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2013, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

The Fund’s annual expense ratios for the year ended October 31, 2013, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	2.19%	1.60%
C	2.89	2.35
Z	1.89	1.35

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Jennison Global Opportunities Fund	11

Portfolio of Investments

as of October 31, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 96.6%
COMMON STOCKS

Brazil 1.0%
25,222	Arezzo Industria e Comercio SA	$377,170

Canada 1.5%
3,848	Canadian Pacific Railway Ltd.	550,533

China 3.2%
21,828	Tencent Holdings Ltd.	1,190,290

Denmark 1.2%
2,710	Novo Nordisk A/S (Class B Stock)	451,358

Hong Kong 1.9%
96,719	Sands China Ltd.	687,681

Italy 8.2%
35,757	Azimut Holding SpA	907,058
13,473	Luxottica Group SpA	729,854
90,083	Prada SpA	878,909
13,926	Yoox SpA*	500,980

		3,016,801

Japan 1.6%
7,516	Murata Manufacturing Co. Ltd.	603,308

Netherlands 1.7%
3,303	Core Laboratories NV	618,388

Spain 2.7%
6,068	Inditex SA	996,606

Switzerland 1.9%
6,924	Cie Financiere Richemont SA	707,977

Thailand 1.4%
1,421,957	Home Product Center PCL(a) (original cost $501,212; purchased 7/25/13 - 10/28/13)	529,684

United Kingdom 14.0%
82,946	ARM Holdings PLC	1,299,743
61,400	Ashtead Group PLC	645,205
13,402	ASOS PLC*	1,218,342

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	13

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

United Kingdom (cont’d.)
19,591	Diageo PLC	$624,516
38,438	Rolls-Royce Holdings PLC*	708,149
12,606	SABMiller PLC	657,292

		5,153,247

United States 56.3%
2,930	Alliance Data Systems Corp.*	694,586
2,517	Amazon.com, Inc.*	916,264
1,458	Apple, Inc.	761,586
4,682	Biogen Idec, Inc.*	1,143,298
11,758	BioMarin Pharmaceutical, Inc.*	738,638
6,483	Celgene Corp.*	962,661
9,762	Cree, Inc.*	593,042
8,025	Discovery Communications, Inc. (Class A Stock)*	713,583
20,028	Gilead Sciences, Inc.*	1,421,788
5,759	Goldman Sachs Group, Inc. (The)	926,393
1,211	Google, Inc. (Class A Stock)*	1,248,032
8,076	Home Depot, Inc. (The)	629,040
3,647	LinkedIn Corp. (Class A Stock)*	815,724
2,282	MasterCard, Inc. (Class A Stock)	1,636,422
5,931	Monsanto Co.	622,043
11,524	Michael Kors Holdings Ltd.*	886,772
1,670	Netflix, Inc.*	538,542
1,666	priceline.com, Inc.*	1,755,681
13,301	Splunk, Inc.*	834,106
3,398	Tesla Motors, Inc.*	543,476
14,479	TJX Cos., Inc. (The)	880,178
3,309	TransDigm Group, Inc.	481,162
6,808	Under Armour, Inc. (Class A Stock)*	552,469
6,471	Workday, Inc. (Class A Stock)*	484,482

		20,779,968

	TOTAL COMMON STOCKS (cost $27,772,215)	35,663,011

PREFERRED STOCK

United Kingdom
3,110,190	Rolls-Royce Holdings PLC (Class C Stock)* (cost $5,028)	4,987

	TOTAL LONG-TERM INVESTMENTS (cost $27,777,243)	35,667,998

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
SHORT-TERM INVESTMENT 1.9%

AFFILIATED MONEY MARKET MUTUAL FUND
689,768	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $689,768) (Note 3)(b)	$689,768

	TOTAL INVESTMENTS 98.5% (cost $28,467,011) (Note 5)	36,357,766
	Other assets in excess of liabilities 1.5%	553,965

	NET ASSETS 100.0%	$36,911,731

*	Non-income producing security.
(a)	Indicates a restricted security; the aggregate cost of the restricted securities is $501,212. The aggregate value of $529,684, is approximately 1.4% of net assets.
(b)	Prudential Investments LLC, the manager of the Series also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Brazil	$377,170	$—	$—
Canada	550,533	—	—
China	—	1,190,290	—
Denmark	—	451,358	—
Hong Kong	—	687,681	—

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	15

Portfolio of Investments

as of October 31, 2013 continued

	Level 1	Level 2	Level 3
Common Stocks (continued)
Italy	$—	$3,016,801	$—
Japan	—	603,308	—
Netherlands	618,388	—	—
Spain	—	996,606	—
Switzerland	—	707,977	—
Thailand	—	529,684	—
United Kingdom	—	5,153,247	—
United States	20,779,968	—	—
Preferred Stock
United Kingdom	—	4,987	—
Affiliated Money Market Mutual Fund	689,768	—	—

Total	$23,015,827	$13,341,939	$—

Fair Value of Level 2 investments at 10/31/12 was $369,831. An amount of $4,190,069 was transferred from Level 1 into Level 2 at 10/31/13 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Series values its securities and the earlier closing of foreign markets.

It is the Series’ policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as October 31, 2013 was as follows:

Internet & Catalog Retail	13.3%
Biotechnology	11.5
Textiles, Apparel & Luxury Goods	11.2
Internet Software & Services	8.8
Specialty Retail	8.2
IT Services	6.3
Semiconductors & Semiconductor Equipment	5.1
Capital Markets	5.0
Software	3.6
Beverages	3.5
Aerospace & Defense	3.2
Computers & Peripherals	2.1
Media	1.9
Affiliated Money Market Mutual Fund	1.9%
Hotels, Restaurants & Leisure	1.9
Trading Companies & Distributors	1.8
Chemicals	1.7
Energy Equipment & Services	1.7
Electronic Equipment & Instruments	1.6
Road & Rail	1.5
Automobiles	1.5
Pharmaceuticals	1.2

98.5
Other assets in excess of liabilities	1.5

100.0%

See Notes to Financial Statements.

16

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2013

Prudential Jennison Global Opportunities Fund

Statement of Assets & Liabilities

as of October 31, 2013

Assets
Investments at value:
Unaffiliated Investments (cost $27,777,243)	$35,667,998
Affiliated Investments (cost $689,768)	689,768
Receivable for investments sold	489,972
Receivable for Series shares sold	235,652
Dividends receivable	8,505
Tax reclaim receivable	3,446
Prepaid expenses	607

Total assets	37,095,948

Liabilities
Accrued expenses	84,973
Payable for investments purchased	43,310
Payable for Series shares reacquired	29,267
Management fee payable	23,442
Distribution fee payable	2,936
Affiliated transfer agent fee payable	289

Total liabilities	184,217

Net Assets	$36,911,731

Net assets were comprised of:
Common stock, at par	$28,469
Paid-in capital in excess of par	29,970,049

29,998,518
Accumulated net investment loss	(71,701)
Accumulated net realized loss on investment and foreign currency transactions	(907,868)
Net unrealized appreciation on investments and foreign currencies	7,892,782

Net assets, October 31, 2013	$36,911,731

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share ($10,034,569 ÷ 775,507 shares of common stock issued and outstanding)	$12.94
Maximum sales charge (5.50% of offering price)	0.75

Maximum offering price to public	$13.69

Class C
Net asset value, offering price and redemption price per share ($1,658,641 ÷ 129,872 shares of common stock issued and outstanding)	$12.77

Class Z
Net asset value, offering price and redemption price per share ($25,218,521 ÷ 1,941,508 shares of common stock issued and outstanding)	$12.99

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	19

Statement of Operations

Year Ended October 31, 2013

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $8,626)	$264,507
Affiliated dividend income	730

Total income	265,237

Expenses
Management fee	218,434
Distribution fee—Class A	12,455
Distribution fee—Class C	9,498
Custodian’s fees and expenses	83,000
Registration fees	43,000
Shareholders’ reports	27,000
Audit fee	26,000
Legal fees and expenses	20,000
Transfer agent’s fees and expenses (including affiliated expense of $1,000) (Note 3)	14,000
Directors’ fees	10,000
Insurance	1,000
Miscellaneous	17,755

Total expenses	482,142
Expense reimbursement (Note 2)	(132,142)

Net expenses	350,000

Net investment loss	(84,763)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	264,700
Foreign currency transactions	(10,597)

254,103

Net change in unrealized appreciation (depreciation) on:
Investments	6,845,776
Foreign currencies	2,149

6,847,925

Net gain on investment and foreign currency transactions	7,102,028

Net Increase In Net Assets Resulting From Operations	$7,017,265

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

	Year Ended October 31, 2013	March 14, 2012* through October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment loss	$(84,763)	$(10,654)
Net realized gain (loss) on investment and foreign currency transactions	254,103	(1,195,648)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	6,847,925	1,044,857

Net increase (decrease) in net assets resulting from operations	7,017,265	(161,445)

Series share transactions (Note 6)
Net proceeds from shares sold	11,184,673	19,692,646
Cost of shares reacquired	(783,244)	(38,164)

Net increase in net assets from Series share transactions	10,401,429	19,654,482

Total increase	17,418,694	19,493,037

Net Assets:
Beginning of period	19,493,037	—

End of period	$36,911,731	$19,493,037

*	Commencement of Series.

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	21

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”) and currently consists of six series: Prudential Jennison Global Opportunities Fund (the “Series”), Prudential Jennison Global Infrastructure Fund, Prudential International Equity Fund, Prudential International Value Fund, Prudential Jennison International Opportunities Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to Prudential Jennison Global Opportunities Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on March 14, 2012. The investment objective of the Series is to seek long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of the financial statements.

Security Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of

22

trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board of Directors. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Jennison Global Opportunities Fund	23

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at

24

period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, which may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Prudential Jennison Global Opportunities Fund	25

Notes to Financial Statements

continued

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .90% of the Series’ average daily net assets. PI has contractually agreed through February 28, 2015 to limit net annual Series operating expenses (excluding distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) to each class of shares to 1.35% of the Series’ average daily net assets.

26

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through February 28, 2015.

PIMS has advised the Series that they received $10,481 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2013. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2013, there were no contingent deferred sales charges imposed.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2013 were $26,195,368 and $16,950,647, respectively.

Prudential Jennison Global Opportunities Fund	27

Notes to Financial Statements

continued

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2013, the adjustments were to decrease accumulated net investment loss by $25,249, decrease accumulated net realized loss on investment and foreign currency transactions by $10,597 and decrease paid-in capital in excess of par by $35,846 due to the reclassification of a net operating loss and certain transactions involving foreign currencies. Net investment loss, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2013 and the period ended October 31, 2012 there were no distributions paid by the Fund.

As of October 31, 2013, the Fund did not have any distributable earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$28,497,968	$8,051,857	$(192,059)	$7,859,798	$1,655	$7,861,453

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2013 of approximately $877,000 which can be carried forward for an

28

unlimited period. The Series utilized approximately $256,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2013. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Series elected to treat certain late-year ordinary income losses of approximately $63,000 as having been incurred in the following fiscal year (October 31, 2014).

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefits plans. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of capital stock.

At October 31, 2013, Prudential Financial, Inc. through its affiliates owned 1,000 Class A shares, 1,000 Class C shares and 1,726,022 Class Z shares of the Series.

There are 900 million shares of common stock, $.01 par value per share, divided into three classes, designated Class A, Class C and Class Z common stock, each of which consists of 300,000,000 authorized shares.

Prudential Jennison Global Opportunities Fund	29

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	429,183	$5,230,950
Shares reacquired	(52,529)	(574,895)

Net increase (decrease) in shares outstanding before conversion	376,654	4,656,055
Shares issued upon conversion from Class Z	3,655	45,724

Net increase (decrease) in shares outstanding	380,309	$4,701,779

Period ended October 31, 2012*:
Shares sold	399,078	$3,930,985
Shares reacquired	(3,880)	(38,164)

Net increase (decrease) in shares outstanding	395,198	$3,892,821

Class C
Year ended October 31, 2013:
Shares sold	75,679	$876,837
Shares reacquired	(6,306)	(69,558)

Net increase (decrease) in shares outstanding	69,373	$807,279

Period ended October 31, 2012*:
Shares sold	60,499	$579,898

Net increase (decrease) in shares outstanding	60,499	$579,898

Class Z
Year ended October 31, 2013:
Shares sold	437,242	$5,076,886
Shares reacquired	(11,330)	(138,791)

Net increase (decrease) in shares outstanding before conversion	425,912	4,938,095
Shares reacquired upon conversion into Class A	(3,640)	(45,724)

Net increase (decrease) in shares outstanding	422,272	$4,892,371

Period ended October 31, 2012*:
Shares sold	1,519,236	$15,181,763

Net increase (decrease) in shares outstanding	1,519,236	$15,181,763

*	Commenced operations on March 14, 2012.

30

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 4, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective November 5, 2013 at substantially similar terms through November 4, 2014.

The Series did not utilize the SCA during the year ended October 31, 2013.

Note 8. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Series’ financial statements.

Prudential Jennison Global Opportunities Fund	31

Financial Highlights

Class A Shares
	Year Ended October 31, 2013(b)	March 14, 2012(a) through October 31, 2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.86	$10.00
Income (loss) from investment operations:
Net investment loss	(.06)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.14	(.12)
Total from investment operations	3.08	(.14)
Net asset value, end of period	$12.94	$9.86
Total Return(c):	31.24%	(1.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,035	$3,898
Average net assets (000)	$4,982	$2,967
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	1.60%	1.60%	(f)
Expenses before waivers and/or expense reimbursement(e)	2.19%	3.10%	(f)
Net investment loss	(.54)%	(.30)%	(f)
Portfolio turnover rate	70%	48%	(g)

(a) Commencement of Series.

(b) Calculated based on average shares outstanding during the year.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

32

Class C Shares
	Year Ended October 31, 2013(b)	March 14, 2012(a) through October 31, 2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.81	$10.00
Income (loss) from investment operations:
Net investment loss	(.14)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.10	(.13)
Total from investment operations	2.96	(.19)
Net asset value, end of period	$12.77	$9.81
Total Return(c):	30.17%	(1.90)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,659	$593
Average net assets (000)	$950	$300
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.35%	2.35%	(e)
Expenses before waivers and/or expense reimbursement	2.89%	3.85%	(e)
Net investment loss	(1.26)%	(.97)%	(e)
Portfolio turnover rate	70%	48%	(f)

(a) Commencement of Series.

(b) Calculated based on average shares outstanding during the year.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	33

Financial Highlights

continued

Class Z Shares
	Year Ended October 31, 2013(b)	March 14, 2012(a) through October 31, 2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.87	$10.00
Income (loss) from investment operations:
Net investment loss	(.03)	-	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.15	(.13)
Total from investment operations	3.12	(.13)
Net asset value, end of period	$12.99	$9.87
Total Return(c):	31.61%	(1.30)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$25,219	$15,002
Average net assets (000)	$18,340	$14,655
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35%	1.35%	(f)
Expenses before waivers and/or expense reimbursement	1.89%	2.72%	(f)
Net investment loss	(.25)%	(.03)%	(f)
Portfolio turnover rate	70%	48%	(g)

(a) Commencement of Series.

(b) Calculated based on average shares outstanding during the year.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Less than $.005 per share.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

34

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Global Opportunities Fund, a series of Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period March 14, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2013, and the results of its operations for year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 14, 2012 to October 31, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 20, 2013

Prudential Jennison Global Opportunities Fund	35

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Global Opportunities Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison Global Opportunities Fund

(1)	The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Jennison Global Opportunities Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Global Opportunities Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

[1]	Prudential Jennison Global Opportunities Fund is a series of Prudential World Fund, Inc.
[2]	Ms. Alberding and Mssrs. Hartstein and Quinn were elected to the Board effective September 1, 2013.

Prudential Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services

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provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board also recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with

Prudential Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the fourth quarter of 2012. The Board considered that the Fund commenced operations on March 14, 2012 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Global Multi-Cap Growth Funds Performance Universe)3 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group

[3]

The Fund was compared to the Lipper Global Multi-Cap Growth Funds Performance Universe, although Lipper classifies the Fund in its Global Multi-Cap Core Funds Performance Universe. The Fund was compared to the Lipper Global Multi-Cap Growth Funds Performance Universe because PI believes that the funds included in the Lipper Global Multi-Cap Growth Funds Performance Universe provide a more appropriate basis for Fund performance comparisons.

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(which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	N/A	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that because the Fund commenced operations during 2012, it did not yet have a full-year performance record for evaluation.
•	The Board accepted PI’s recommendation to continue the existing expense cap of 1.35% (exclusive of 12b-1 fees and certain other fees) through June 30, 2014.
•

The Board concluded that, in light of the Fund’s recent inception date, it would be in the best interests of the Fund and its shareholders to renew the agreements to allow the subadviser to develop a performance record to be compared against.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Global Opportunities Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe •
Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Global Opportunities Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON GLOBAL OPPORTUNITIES FUND

SHARE CLASS	A	C	Z
NASDAQ	PRJAX	PRJCX	PRJZX
CUSIP	743969719	743969693	743969685

MF214E    0255298-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON INTERNATIONAL OPPORTUNITIES FUND

ANNUAL REPORT • OCTOBER 31, 2013

Fund Type

International Stock

Objective

To seek long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC. Jennison Associates is a registered investment advisor. Both are Prudential Financial companies. © 2013 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

December 16, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison International Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison International Opportunities Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison International Opportunities Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/13
	One Year	Since Inception
Class A	19.93%	35.65% (6/5/12)
Class C	19.01	34.24 (6/5/12)
Class Z	20.24	36.11 (6/5/12)
MSCI All Country World Index ex-US	20.29	37.34
Lipper International Multi-Cap Core Funds Average	23.52	40.53
Lipper International Multi-Cap Growth Funds Average	21.94	36.95

Average Annual Total Returns (With Sales Charges) as of 9/30/13
	One Year	Since Inception
Class A	12.10%	18.22% (6/5/12)
Class C	16.67	22.46 (6/5/12)
Class Z	18.85	23.64 (6/5/12)
MSCI All Country World Index ex-US	16.48	23.48
Lipper International Multi-Cap Core Funds Average	20.45	25.83
Lipper International Multi-Cap Growth Funds Average	19.03	23.89

Average Annual Total Returns (With Sales Charges) as of 10/31/13
	One Year	Since Inception
Class A	13.34%	19.30% (6/5/12)
Class C	18.01	23.28 (6/5/12)
Class Z	20.24	24.49 (6/5/12)

Average Annual Total Returns (Without Sales Charges) as of 10/31/13
	One Year	Since Inception
Class A	19.93%	24.19% (6/5/12)
Class C	19.01	23.28 (6/5/12)
Class Z	20.24	24.49 (6/5/12)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison International Opportunities Fund (Class A shares) with a similar investment in the MSCI AC World Index ex-US by portraying the initial account values at the commencement of operations for Class A shares (June 5, 2012) and the account values at the end of the current fiscal year (October 31, 2013), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception Date: 6/5/12

Prudential Jennison International Opportunities Fund	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None

Benchmark Definitions

Morgan Stanley Capital International (MSCI) All Country (AC) World Index ex-US

The MSCI AC World Index ex-US is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The MSCI AC World Index ex-US comprises 23 developed market country indexes and 21 emerging market country indexes. The developed market country indexes include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indexes include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Lipper International Multi-Cap Core Funds Average

Funds in the Lipper International Multi-Cap Core Funds Average are Funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have average characteristics compared to the MSCI EAFE Index.

Lipper International Multi-Cap Growth Funds Average

Funds in the Lipper International Multi-Cap Growth Funds Average are Funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap growth funds typically have above-average characteristics compared to the MSCI EAFE Index.

Note: Although Lipper classifies the Fund in its International Multi-Cap Core Funds category, the Fund utilizes the Lipper International Multi-Cap Growth Funds category because the Fund’s investment manager believes that the Lipper International Multi-Cap Growth Funds category provides a more appropriate basis for Fund performance comparisons.

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Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/13
Tencent Holdings Ltd., China	4.1%
Inditex SA, Spain	3.8
ASOS PLC, United Kingdom	3.3
ARM Holdings PLC, United Kingdom	3.3
Azimut Holding SpA, Italy	2.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/13
Textiles, Apparel & Luxury Goods	12.8%
Internet Software & Services	9.0
Pharmaceuticals	8.4
Specialty Retail	7.8
Internet & Catalog Retail	6.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison International Opportunities Fund	5

Strategy and Performance Overview

How did the Fund perform?

In the 12 months ended October 31, 2013, the Prudential Jennison International Opportunities Fund’s Class A shares gained 19.93%, underperforming the 20.29% of the MSCI All Country World ex-United States Index and the 21.94% return of the Lipper International Multi-Cap Growth Average.

How is the Fund managed?

The Fund seeks long-term growth of capital by investing in a portfolio of companies outside the U.S. that are believed to be market leaders with sustainable competitive advantages and strong financial characteristics. The Fund seeks to capture market upside, protect against market downside, and dampen portfolio volatility by monitoring correlations of individual holdings.

What was the market environment?

Global equity markets advanced broadly if unevenly in the reporting period. Developed Europe and Developed Asia/Pacific1 posted gains of 25.0% or more. Emerging markets, hurt by depreciation of the yen and concerns about eventual tapering of the U.S. Federal Reserve’s quantitative easing program, lagged, rising a comparatively modest 7.0%. Conditions in Europe appeared to stabilize, relieving earlier worries of sustained deterioration. In China, economic growth slowed but to levels sufficiently expansionary to give investors conviction that global GDP, although moderating, remained solid. Concerns that the Federal Reserve would begin scaling back its quantitative easing program took a toll globally, especially in emerging markets, in early summer. However, markets soon refocused on individual company fundamentals and showed renewed appreciation for companies with strong growth.

Which holdings made the largest positive contributions to the Fund’s return?

Consumer discretionary holdings, including ASOS and Yoox, contributed significantly to Fund performance.

•	London-based ASOS rose on accelerating sales growth. Please see “Comments on Largest Holdings” on page 9 for more information on ASOS.

•

Headquartered in Milan with offices in Asia, Europe, and North America, Yoox has emerged as a leading global luxury fashion e-commerce site with a unique business model that combines a multibrand offering, an online shop-in-shop outlet, and a website set-up and management service to help a growing number of

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[1]

Jennison regional definitions: Developed North America includes countries classified by MSCI as developed markets in North America. Developed Europe includes countries classified by MSCI as developed markets in Europe and the Middle East. Developed Asia /Pacific includes countries classified by MSCI as developed markets in Asia and Australia. Emerging Markets includes all countries classified by MSCI as emerging and frontier markets.

global brands develop an online retail presence. Jennison believes the company’s market position and niche focus position it well to benefit as the online luxury market evolves. Its scale also represents a key competitive advantage.

In information technology:

•

Tencent Holdings, China’s largest and most visited Internet service portal, performed well thanks to its dominant position in China’s on-line gaming and instant messaging markets and its growing e-commerce efforts. Please see “Comments on Largest Holdings” on page 9 for more information on Tencent.

•	ARM Holdings reported strong financial results. Please see “Comments on Largest Holdings” below for more information on ARM.

In energy:

•

Amsterdam-based Core Laboratories benefited from solid margin expansion. The company analyzes petroleum reservoir rock and fluids, helping oil companies determine how much gas or oil is present in their reservoirs and how quickly it can be extracted. Jennison believes the company is well positioned to benefit from a cyclical upturn in global exploration and production spending. Jennison also likes its strong position in domestic shale and liquids-rich plays.

Which holdings detracted most from the Fund’s return?

Financials positions, specifically those exposed to emerging markets, detracted from Fund return relative to the benchmark.

•

Shares of Istanbul-based Emlak Konut Gayrimenkul Yati were hurt by political unrest, as protests, initially contesting urban development plans in Istanbul, expanded to issues such as freedoms of the press, expression, and assembly. Emlak develops and sells residential, commercial, educational, and social properties, offering what Jennison considers attractive exposure to growth in the Turkish real estate market.

•

São Paulo-based BTG Pactual faced strong headwinds, including Brazil’s slower economic growth, rising interest rates, and growing public frustration with both the government and economy. One of the largest independent investment banks in emerging markets, BTG has a dominant franchise in Brazil, an expanding presence in the rest of Latin America, and operations on four continents.

•	BR Properties, Brazil’s largest real estate investment company, was similarly hurt by an uncertain outlook for Brazilian interest rates, macroeconomic

Prudential Jennison International Opportunities Fund	7

Strategy and Performance Overview (continued)

growth, investments, industrial activity, and employment as well as an increase in office space. BR buys, leases, manages, and sells commercial and industrial properties in Rio de Janeiro and São Paulo.

In consumer discretionary, Mr Price Group’s sales growth decelerated. Based in Durban, the company operates and franchises almost 1,000 apparel and home products stores, primarily in South Africa.

In industrials, Glasgow-based Aggreko, a world leader in the rental of power generation and temperature-control equipment, declined on concerns about global growth.

Jennison eliminated the Fund’s positions in Emlak Konut Gayrimenkul Yati, BTG Pactual, BR Properties, Mr Price Group, and Aggreko.

Were there significant changes to the portfolio?

Over the reporting period, the Fund’s weights increased in consumer discretionary and industrials, and decreased in consumer staples, energy, financials, and materials. The Fund is focused on identifying businesses that can generate growth and that continue to offer long-term growth opportunities. It remains heavily invested in consumer discretionary and technology stocks offering these characteristics, while financials, energy, and materials exposures remain quite small.

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Comments on Five Largest Holdings

4.1%	Tencent Holdings Ltd., China

Tencent holdings is discussed in the largest contributors to performance section on pages 6 and 7.

3.8%	Inditex SA, Spain

Industria de Diseño Textil, or Inditex, is best known for its brand, Zara, and vertically integrates textile and fashion design, manufacturing, and distribution. Jennison believes this integration is a competitive advantage as it allows the company to shorten turnaround times and achieve greater flexibility, reducing merchandise stock and fashion risk.

3.3%	ASOS PLC, United Kingdom

London-based ASOS, a fast-growing global online apparel retailer, targets fashionable, Web-savvy 16- to 34-year-olds and has local-language sites in France, Germany, and the U.S., with plans to add more. Jennison likes the company’s strong revenue growth, margin improvement potential, and international expansion opportunities.

3.3%	ARM Holdings PLC, United Kingdom

ARM Holdings licenses its intellectual property designs to semiconductor companies and receives upfront license fees and ongoing royalties based on a percentage of microchip prices. Jennison believes the company stands to be a key beneficiary of the merger of the mobile and computing worlds. As mobile phones become increasingly complex, more ARM-based chips are used, adding to upfront license fees and royalties streams. In the tablet market, ARM powers virtually every major applications processor.

2.9%	Azimut Holding SpA, Italy

One of Italy’s largest independent asset managers, Azimut is gaining market share, and recent flows data have been strong. Azimut owns its distribution network and has been successful, Jennison believes, in creating funds with a good mix of risk control and innovation. In addition to organic development, Azimut remains focused on expanding selectively abroad (Brazil and Asia) and in Italy.

Prudential Jennison International Opportunities Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2013, at the beginning of the period, and held through the six-month period ended October 31, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

10	Visit our website at www.prudentialfunds.com

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison International Opportunities Fund		Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,093.00	1.60%	$8.44
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

Class C	Actual	$1,000.00	$1,088.80	2.35%	$12.37
	Hypothetical	$1,000.00	$1,013.36	2.35%	$11.93

Class Z	Actual	$1,000.00	$1,094.50	1.35%	$7.13
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2013, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

The Fund’s annual expense ratios for the year ended October 31, 2013, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	3.16%	1.60%
C	4.09	2.35
Z	2.73	1.35

Prudential Jennison International Opportunities Fund	11

Fees and Expenses (continued)

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

12	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of October 31, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 97.2%
COMMON STOCKS 95.6%

Argentina 1.7%
2,275	MercadoLibre, Inc.	$306,295

Brazil 0.7%
8,425	Arezzo Industria e Comercio SA	125,988

Canada 2.0%
2,514	Canadian Pacific Railway Ltd.	359,678

China 6.3%
47,483	Great Wall Motor Co. Ltd. (Class H Stock)	279,092
13,145	Tencent Holdings Ltd.	716,803
35,268	Tong Ren Tang Technologies Co. Ltd. (Class H Stock)	106,928

		1,102,823

Denmark 1.2%
1,300	Novo Nordisk A/S (Class B Stock)	216,518

France 1.5%
3,597	BNP Paribas SA	265,363

Germany 7.3%
3,541	Bayer AG	439,271
1,416	Brenntag AG	239,601
1,617	Continental AG	295,697
8,195	Wirecard AG	298,163

		1,272,732

Hong Kong 2.2%
53,069	Sands China Ltd.	377,325

Indonesia 0.4%
77,869	PT Tower Bersama Infrastructure Tbk	39,350
72,770	PT Tower Bersama Infrastructure Tbk, 144A	36,774

		76,124

Ireland 2.2%
18,559	Experian PLC	377,839

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	13

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Italy 13.3%
20,382	Azimut Holding SpA	$517,036
8,650	Brunello Cucinelli SpA	269,601
7,776	Luxottica Group SpA	421,238
47,206	Prada SpA	460,573
22,879	World Duty Free SpA*	253,482
1,206	World Duty Free SpA, 144A*	13,362
10,970	Yoox SpA*	394,640

		2,329,932

Japan 10.0%
8,932	Fuji Heavy Industries Ltd.	244,215
21,552	Hino Motors Ltd.	304,520
7,986	Mitsui Fudosan Co. Ltd.	264,543
4,046	Murata Manufacturing Co. Ltd.	324,772
3,287	Pigeon Corp.	169,587
13,508	Rakuten, Inc.	176,004
4,249	Unicharm Corp.	272,909

		1,756,550

Mexico 2.4%
99,990	Alfa SAB de CV (Class A Stock)	273,747
12,239	Corp. Inmobiliaria Vesta SAB de CV	23,451
60,800	Corp. Inmobiliaria Vesta SAB de CV, 144A	116,500

		413,698

Netherlands 2.1%
1,931	Core Laboratories NV	361,522

Panama 1.2%
1,415	Copa Holdings SA (Class A Stock)	211,599

South Africa 1.6%
10,278	Aspen Pharmacare Holdings Ltd.	285,930

South Korea 1.9%
587	NAVER Corp.	329,405

Spain 3.8%
4,056	Inditex SA	666,156

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Sweden 1.5%
5,261	Assa Abloy AB (Class B Stock)	$261,036

Switzerland 4.6%
1,613	Roche Holding AG	446,052
571	Swatch Group AG (The) (Bearer Shares)	364,693

		810,745

Thailand 1.1%
529,779	Home Product Center PCL(a) (original cost $191,285; purchased 08/02/13-10/21/13)	197,344

Turkey 1.1%
9,498	BIM Birlesik Magazalar AS	198,716

United Kingdom 21.4%
36,552	ARM Holdings PLC	572,761
30,863	Ashtead Group PLC	324,316
6,357	ASOS PLC*	577,899
215	ASOS PLC, 144A*	19,545
6,853	Burberry Group PLC	168,404
23,365	Compass Group PLC	336,020
11,727	Diageo PLC	373,830
3,286	Intertek Group PLC	175,307
22,010	Rolls-Royce Holdings PLC*	405,493
6,719	SABMiller PLC	350,337
7,700	Sports Direct International PLC*	86,534
13,272	Sports Direct International PLC, 144A*	149,153
18,297	Telecity Group PLC	223,690

		3,763,289

United States 4.1%
5,718	Michael Kors Holdings Ltd.*	440,000
2,474	Stratasys Ltd.*	280,129

		720,129

	TOTAL COMMON STOCKS (cost $13,484,407)	16,786,736

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	15

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
PREFERRED STOCK 1.6%

Germany
1,099	Volkswagen AG (PRFC)	$278,717

United Kingdom
1,892,860	Rolls-Royce Holdings PLC (Class C Stock)*	3,035

	TOTAL PREFERRED STOCKS (cost $215,694)	281,752

	TOTAL LONG-TERM INVESTMENTS (cost $13,700,101)	17,068,488

SHORT-TERM INVESTMENT 1.2%

AFFILIATED MONEY MARKET MUTUAL FUND
211,071	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $211,071; Note 3)(b)	211,071

	TOTAL INVESTMENTS 98.4% (cost $13,911,172; Note 5)	17,279,559
	Other assets in excess of liabilities 1.6%	276,979

	NET ASSETS 100.0%	$17,556,538

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

PRFC—Preference Shares

*	Non-income producing security.
(a)	Indicates a restricted security; the aggregate cost of the restricted securities is $191,285. The aggregate value, $197,344, is approximately 1.1% of net assets.
(b)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

16

The following is a summary of the inputs used as of October 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$306,295	$—	$—
Brazil	125,988	—	—
Canada	359,678	—	—
China	—	1,102,823	—
Denmark	—	216,518	—
France	—	265,363	—
Germany	—	1,272,732	—
Hong Kong	—	377,325	—
Indonesia	—	76,124	—
Ireland	—	377,839	—
Italy	266,844	2,063,088	—
Japan	—	1,756,550	—
Mexico	413,698	—	—
Netherlands	361,522	—	—
Panama	211,599	—	—
South Africa	—	285,930	—
South Korea	—	329,405	—
Spain	—	666,156	—
Sweden	—	261,036	—
Switzerland	—	810,745	—
Thailand	—	197,344	—
Turkey	—	198,716	—
United Kingdom	—	3,763,289	—
United States	720,129	—	—
Preferred Stock
Germany	—	278,717	—
United Kingdom	—	3,035	—
Affiliated Money Market Mutual Fund	211,071	—	—

Total	$2,976,824	$14,302,735	$—

Fair Value of Level 2 investments at October 31, 2012 was $175,730. An amount of $4,241,388 was transferred from Level 1 into Level 2 at October 31, 2013 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets.

It is the Series’ policy to recognize transfers in and transfers out at the fair value as of the beginning period.

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	17

Portfolio of Investments

as of October 31, 2013 continued

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as October 31, 2013 was as follows:

Textiles, Apparel & Luxury Goods	12.8%
Internet Software & Services	9.0
Pharmaceuticals	8.4
Specialty Retail	7.8
Internet & Catalog Retail	6.7
Automobiles	4.6
Beverages	4.1
Hotels, Restaurants & Leisure	4.0
Semiconductors & Semiconductor Equipment	3.3
Trading Companies & Distributors	3.2
Professional Services	3.2
Capital Markets	3.0
Household Products	2.6
Aerospace & Defense	2.3
Real Estate Management & Development	2.3
Energy Equipment & Services	2.1
Road & Rail	2.0
Electronic Equipment & Instruments	1.8%
Machinery	1.7
IT Services	1.7
Auto Components	1.7
Computers & Peripherals	1.6
Industrial Conglomerates	1.6
Commercial Banks	1.5
Building Products	1.5
Airlines	1.2
Affiliated Money Market Mutual Fund	1.2
Food & Staples Retailing	1.1
Wireless Telecommunication Services	0.4

98.4
Other assets in excess of liabilities	1.6

100.0%

The Series invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Series’ financial performance as reflected in the Statement of Operations is presented in the summary below.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Right
Equity contracts	$3

See Notes to Financial Statements.

18

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2013

Prudential Jennison International Opportunities Fund

Statement of Assets & Liabilities

as of October 31, 2013

Assets
Investments at value:
Unaffiliated investments (cost $13,700,101)	$17,068,488
Affiliated investments (cost $211,071)	211,071
Foreign currency, at value (cost $18)	18
Receivable for investments sold	412,509
Receivable for Series shares sold	36,354
Due from Manager	21,965
Dividends receivable	11,158
Tax reclaim receivable	5,243
Prepaid expenses	607

Total assets	17,767,413

Liabilities
Payable for investments purchased	117,038
Accrued expenses	93,137
Distribution fee payable	285
Payable for Series shares reacquired	265
Affiliated transfer agent fee payable	150

Total liabilities	210,875

Net Assets	$17,556,538

Net assets were comprised of:
Common stock, at par	$12,960
Paid-in capital in excess of par	13,547,100

13,560,060
Distributions in excess of net investment income	(1,989)
Accumulated net realized gain on investment and foreign currency transactions	629,043
Net unrealized appreciation on investments and foreign currencies	3,369,424

Net assets, October 31, 2013	$17,556,538

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($888,749 ÷ 65,788 shares of common stock issued and outstanding)	$13.51
Maximum sales charge (5.50% of offering price)	0.79

Maximum offering price to public	$14.30

Class C
Net asset value, offering price and redemption price per share ($180,681 ÷ 13,511 shares of common stock issued and outstanding)	$13.37

Class Z
Net asset value, offering price and redemption price per share ($16,487,108 ÷ 1,216,740 shares of common stock issued and outstanding)	$13.55

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	21

Statement of Operations

Year Ended October 31, 2013

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $18,103)	$210,936
Affiliated dividend income	482

Total income	211,418

Expenses
Management fee	128,986
Distribution fee—Class A	891
Distribution fee—Class C	383
Custodian’s fees and expenses	102,000
Registration fees	35,000
Shareholders’ reports	31,000
Audit fee	30,000
Legal fees and expenses	20,000
Transfer agent’s fees and expenses (including affiliated expense of $600) (Note 3)	11,000
Directors’ fees	10,000
Insurance	1,000
Miscellaneous	22,945

Total expenses	393,205
Expense reimbursement (Note 2)	(198,648)

Net expenses	194,557

Net investment income	16,861

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	746,613
Foreign currency transactions	(12,415)

734,198

Net change in unrealized appreciation (depreciation) on:
Investments	1,932,859
Foreign currencies	1,071

1,933,930

Net gain on investment and foreign currency transactions	2,668,128

Net Increase In Net Assets Resulting From Operations	$2,684,989

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended October 31, 2013	June 5, 2012* through October 31, 2012
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$16,861	$(7,704)
Net realized gain (loss) on investment and foreign currency transactions	734,198	(71,729)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,933,930	1,435,494

Net increase in net assets resulting from operations	2,684,989	1,356,061

Dividends from net investment income (Note 1)
Class A	(532)	—
Class C	(54)	—
Class Z	(56,371)	—

	(56,957)	—

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	3,196,495	10,711,411
Net asset value of shares issued in reinvestment of dividends	56,957	—
Cost of shares reacquired	(392,418)	—

Net increase in net assets from Series share transactions	2,861,034	10,711,411

Total increase	5,489,066	12,067,472

Net Assets:
Beginning of period	12,067,472	—

End of period(a)	$17,556,538	$12,067,472

(a) Includes undistributed net investment income of:	$—	$10,385

*	Commencement of Series.

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	23

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”) and currently consists of six series: Prudential Jennison International Opportunities Fund (the “Series”), Prudential Jennison Global Infrastructure Fund, Prudential International Equity Fund, Prudential International Value Fund, Prudential Jennison Global Opportunities Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to the Prudential Jennison International Opportunities Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on June 5, 2012.

The investment objective of the Series is to seek long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of the financial statements.

Security Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

24

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board of Directors. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Jennison International Opportunities Fund	25

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from

26

valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Prudential Jennison International Opportunities Fund	27

Notes to Financial Statements

continued

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .90% of the Series’ average daily net assets.

28

PI has contractually agreed through February 28, 2015 to limit net annual Series operating expenses (excluding distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) to each class of shares to 1.35% of the Series’ average daily net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through February 28, 2015.

PIMS has advised the Series that they received $10,033 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2013. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2013, it received $120 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund, a portfolio of the Prudential Investment Portfolios 2, registered under the Investment Company Act of 1940 and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Prudential Jennison International Opportunities Fund	29

Notes to Financial Statements

continued

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2013 were $14,471,355 and $12,041,944, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended October 31, 2013, the adjustments were to decrease distributions in excess of net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $27,722 primarily due to the difference between certain transactions involving foreign currencies, reclassification of distributions and net operating losses. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $56,957 of ordinary income. For the period ended October 31, 2012, there were no distributions paid.

As of October 31, 2013, the accumulated undistributed earnings on a tax basis were $442,543 of ordinary income and $188,995 of long-term capital gains. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$13,913,667	$3,481,628	$(115,736)	$3,365,892	$(674)	$3,365,218

30

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

The Series utilized approximately $77,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2013.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefits plans. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of capital stock.

At October 31, 2013, Prudential Financial, Inc. through its affiliates owned 1,004 Class A shares, 1,004 Class C shares and 1,005,515 Class Z shares of the Series.

There are 900 million shares of common stock, $.01 par value per share, divided into three classes, designated Class A, Class C and Class Z common stock, each of which consists of 300,000,000 authorized shares.

Prudential Jennison International Opportunities Fund	31

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	65,533	$824,730
Shares issued in reinvestment of dividends	45	532
Shares reacquired	(8,111)	(101,961)

Net increase (decrease) in shares outstanding	57,467	$723,301

Period ended October 31, 2012*:
Shares sold	8,321.2	$91,261

Net increase in shares outstanding	8,321.2	$91,261

Class C
Year ended October 31, 2013:
Shares sold	13,478	$171,150
Shares issued in reinvestment of dividends	5	54
Shares reacquired	(985)	(12,138)

Net increase in shares outstanding	12,498	$159,066

Period ended October 31, 2012*:
Shares sold	1,013.4	$10,150

Net increase in shares outstanding	1,013.4	$10,150

Class Z
Year ended October 31, 2013:
Shares sold	177,162	$2,200,615
Shares issued in reinvestment of dividends	4,798	56,371
Shares reacquired	(22,112)	(278,319)

Net increase (decrease) in shares outstanding	159,848	$1,978,667

Period ended October 31, 2012*:
Shares sold	1,056,892	$10,610,000

Net increase in shares outstanding	1,056,892	$10,610,000

*	Commenced operations on June 5, 2012.

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for

32

capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 4, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under the Syndicated Credit Agreement is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective November 5, 2013 at substantially similar terms through November 4, 2014.

The Series did not utilize the SCA during the year ended October 31, 2013.

Note 8. Notice of Distributions to Shareholders

Subsequent to the fiscal year end, the Series declared capital gain distributions on December 12, 2013 to shareholders of record on December 13, 2013. The ex-dividend date was December 16, 2013. The per share amounts declared were as follows:

	Short-Term Capital Gains	Long-Term Capital Gains
Class A	$0.3392	$0.1451
Class C	$0.3392	$0.1451
Class Z	$0.3392	$0.1451

Note 9. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Series’ financial statements.

Prudential Jennison International Opportunities Fund	33

Financial Highlights

Class A Shares
	Year Ended October 31, 2013(b)	June 5, 2012(a) through October 31, 2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.30	$10.00
Income (loss) from investment operations:
Net investment loss	(.01)	(.01)
Net realized and unrealized gain on investment transactions	2.27	1.31
Total from investment operations	2.26	1.30
Less Dividends:
Dividends from net investment income	(.05)	-
Net asset value, end of period	$13.51	$11.30
Total Return(c):	20.04%	13.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$889	$94
Average net assets (000)	$356	$32
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	1.60%	1.60%	(f)
Expenses before waivers and/or expense reimbursement(e)	3.16%	4.42%	(f)
Net investment loss	(.08)%	(.61)%	(f)
Portfolio turnover rate	86%	28%	(g)

(a) Commencement of Series.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

34

Class C Shares
	Year Ended October 31, 2013(b)	June 5, 2012(a) through October 31, 2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.27	$10.00
Income (loss) from investment operations:
Net investment loss	(.14)	(.05)
Net realized and unrealized gain on investment transactions	2.29	1.32
Total from investment operations	2.15	1.27
Less Dividends:
Dividends from net investment income	(.05)	-
Net asset value, end of period	$13.37	$11.27
Total Return(c):	19.11%	12.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$181	$11
Average net assets (000)	$38	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.35%	2.35%	(e)
Expenses before waivers and/or expense reimbursement	4.09%	5.29%	(e)
Net investment loss	(1.12)%	(1.16)%	(e)
Portfolio turnover rate	86%	28%	(f)

(a) Commencement of Series.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	35

Financial Highlights

continued

Class Z Shares
	Year Ended October 31, 2013(b)	June 5, 2012(a) through October 31, 2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.32	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.02	(.01)
Net realized and unrealized gain on investment transactions	2.26	1.33
Total from investment operations	2.28	1.32
Less Dividends:
Dividends from net investment income	(.05)	-
Net asset value, end of period	$13.55	$11.32
Total Return(c):	20.24%	13.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$16,487	$11,962
Average net assets (000)	$13,938	$11,061
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35%	1.35%	(e)
Expenses before waivers and/or expense reimbursement	2.73%	4.28%	(e)
Net investment income (loss)	.13%	(.17)%	(e)
Portfolio turnover rate	86%	28%	(f)

(a) Commencement of Series.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

36

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison International Opportunities Fund, a series of Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2013, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period June 5, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2013, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for year then ended and for the period June 5, 2012 to October 31, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 20, 2013

Prudential Jennison International Opportunities Fund	37

Tax Information

(Unaudited)

For the year ended October 31, 2013, the Series reports 100% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended October 31, 2013, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $15,676 foreign tax credit from recognized foreign source income of $223,398.

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2013.

38

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison International Opportunities Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison International Opportunities Fund

(1)	The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Jennison International Opportunities Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison International Opportunities Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison International Opportunities Fund is a series of Prudential World Fund, Inc.
[2]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board effective September 1, 2013.

Prudential Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board also recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund.

Prudential Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the fourth quarter of 2012. The Board considered that the Fund commenced operations on June 5, 2012 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper International Multi-Cap Growth Funds Performance Universe)3 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be

[3]

The Fund was compared to the Lipper International Multi-Cap Growth Funds Performance Universe, although Lipper classifies the Fund in its International Multi-Cap Core Funds Performance Universe. The Fund was compared to the Lipper International Multi-Cap Growth Funds Performance Universe because PI believes that the funds included in the Lipper International Multi-Cap Growth Funds Performance Universe provide a more appropriate basis for Fund performance comparisons.

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applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	N/A	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that because the Fund commenced operations during 2012, it did not yet have a full-year performance record for evaluation.
•	The Board accepted PI’s recommendation to continue the existing expense cap of 1.35% (exclusive of 12b-1 fees and certain other fees) through February 28, 2015.
•

The Board concluded that, in light of the Fund’s recent inception date, it would be in the best interests of the Fund and its shareholders to renew the agreements to allow the subadviser to develop a performance record to be compared against.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison International Opportunities Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison International Opportunities Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON INTERNATIONAL OPPORTUNITIES FUND

SHARE CLASS	A	C	Z
NASDAQ	PWJAX	PWJCX	PWJZX
CUSIP	743969677	743969669	743969651

MF215E    0255282-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON GLOBAL INFRASTRUCTURE FUND

ANNUAL REPORT • OCTOBER 31, 2013

Fund Type

Sector Stock

Objective

Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC. Jennison Associates is a registered investment advisor. Both are Prudential Financial companies. © 2013 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

December 16, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Global Infrastructure Fund informative and useful. The report covers performance for the period from September 25, 2013, the Fund’s inception, through October 31, 2013, its fiscal year-end.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks.

We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Global Infrastructure Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Global Infrastructure Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/13
Since Inception
Class A	4.20% (9/25/13)
Class C	4.10 (9/25/13)
Class Z	4.20 (9/25/13)
S&P Global Infrastructure Index	3.83
S&P 500 Index	4.59
Lipper Specialty & Misc. Funds Average	2.20

Average Annual Total Returns (With Sales Charges) as of 9/30/13
Since Inception
Class A	N/A (9/25/13)
Class C	N/A (9/25/13)
Class Z	N/A (9/25/13)
S&P Global Infrastructure Index	N/A
S&P 500 Index	N/A
Lipper Specialty & Misc. Funds Average	N/A

Average Annual Total Returns (With Sales Charges) as of 10/31/13
Since Inception
Class A	N/A (9/25/13)
Class C	N/A (9/25/13)
Class Z	N/A (9/25/13)

Average Annual Total Returns (Without Sales Charges) as of 10/31/13
Since Inception
Class A	N/A (9/25/13)
Class C	N/A (9/25/13)
Class Z	N/A (9/25/13)

Source: Prudential Investments LLC and Lipper Inc.

Inception Date: 9/25/13

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The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None

Benchmark Definitions

S&P Global Infrastructure Index

The S&P Global Infrastructure Index is an unmanaged index that consists of 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation, and Energy.

Lipper Specialty & Misc. Funds Average

Lipper Specialty & Miscellaneous Funds Average includes funds that limit investments to a specific industry (e.g., transportation, retailing, or paper, etc.) or ones that have not been classified into an existing investment objective.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Prudential Jennison Global Infrastructure Fund	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 10/31/13
Targa Resources Corp., Oil, Gas & Consumable Fuels	3.5%
Chenlere Energy, Inc., Oil, Gas & Consumable Fuels	3.0
Enbridge, Inc., Oil, Gas & Consumable Fuels	2.9
Atlantia SpA, Transportation Infrastructure	2.8
Abertis Infraestructuras SA, Transportation Infrastructure	2.5

Five Largest Industries expressed as a percentage of net assets as of 10/31/13
Oil, Gas & Consumable Fuels	22.9%
Transportation Infrastructure	14.6
Road & Rail	9.9
Independent Power Producers & Energy Traders	8.8
Electric Utilities	7.7

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 25, 2013, at the Fund’s commencement of operations, and held through the initial fiscal period ended October 31, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Jennison Global Infrastructure Fund	5

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Global Infrastructure Fund		Beginning Account Value September 25, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual**	$1,000.00	$1,042.00	1.50%	$1.55
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

Class C	Actual**	$1,000.00	$1,041.00	2.25%	$2.33
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

Class Z	Actual**	$1,000.00	$1,042.00	1.25%	$1.29
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2013, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**”Actual” expenses are calculated using the 37 day period ended October 31, 2013 due to the Fund’s inception date of September 25, 2013.

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The Fund’s annual expense ratios for the period ended October 31, 2013, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	25.87%	1.50%
C	38.05	2.25
Z	22.65	1.25

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Jennison Global Infrastructure Fund	7

Portfolio of Investments

as of October 31, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 96.6%
COMMON STOCKS

Australia 5.2%
13,513	Asciano Ltd.	$74,212
13,770	Aurizon Holdings Ltd.	62,333
10,756	Goodman Group, REIT	51,403
9,294	Sydney Airport	36,808
7,761	Transurban Group	52,064

		276,820

Brazil 2.3%
6,224	Alupar Investimento SA, UTS*	46,954
8,947	CCR SA	74,405

		121,359

Canada 5.5%
773	AltaGas Ltd.	28,618
633	Canadian Pacific Railway Ltd.	90,483
3,556	Enbridge, Inc.	154,295
634	Pembina Pipeline Corp.	20,795

		294,191

China 5.9%
88,977	Beijing Enterprises Water Group Ltd.	39,590
66,596	China Longyuan Power Group Corp. (Class H Stock)	76,620
9,762	China Merchants Holdings International Co. Ltd.	34,606
5,730	ENN Energy Holdings Ltd.	33,973
145,302	Huadian Fuxin Energy Corp. Ltd. (Class H Stock)	44,776
42,401	Jiangsu Expressway Co. Ltd. (Class H Stock)	53,377
66,158	Shenzhen Expressway Co. Ltd. (Class H Stock)	27,821

		310,763

France 4.4%
5,964	Groupe Eurotunnel SA	57,737
1,209	Vinci SA	77,360
3,944	Vivendi SA	99,861

		234,958

Germany 2.0%
870	Fraport AG Frankfurt Airport Services Worldwide	67,306
289	Siemens AG, ADR	36,995

		104,301

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	9

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Italy 3.8%
6,683	Atlantia SpA	$146,473
13,047	Enel SpA	57,562

		204,035

Japan 2.8%
1,162	East Japan Railway Co.	100,944
5	Nippon Prologis REIT, Inc., REIT	49,931

		150,875

Mexico 1.1%
5,561	Promotora y Operadora de Infraestructura SAB de CV*	56,470

Netherlands 0.4%
2,095	TNT Express NV	19,315

New Zealand 1.9%
12,808	Auckland International Airport Ltd.	36,258
71,425	Meridian Energy Ltd. (Partial Paid Shares), 144A*	64,307

		100,565

Peru 1.2%
2,890	Grana Y Montero SA, ADR*	62,597

Korea 1.3%
5,128	Korea Electric Power Corp., ADR	67,895

Spain 4.6%
6,232	Abertis Infraestructuras SA	133,521
5,791	Ferrovial SA	110,387

		243,908

Switzerland 1.0%
95	Flughafen Zuerich AG	52,648

United Kingdom 7.1%
10,821	Drax Group PLC	110,476
1,081	Liberty Global PLC* (Class C Stock)	80,924
1,001	National Grid PLC, ADR	62,993
5,786	Telecity Group PLC	70,737
1,449	Vodafone Group PLC, ADR	53,352

		378,482

See Notes to Financial Statements.

10

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

United States 46.1%
1,236	American Water Works Co., Inc.	$52,987
3,375	Calpine Corp.*	68,074
2,913	CenterPoint Energy, Inc.	71,660
457	Charter Communications, Inc. (Class A Stock)*	61,348
3,983	Cheniere Energy, Inc.*	158,523
655	Crosstex Energy, Inc.	20,102
892	Crown Castle International Corp.*	67,810
1,041	Dominion Resources, Inc.	66,364
548	Energy Transfer Equity LP	37,039
1,837	EQT Midstream Partners LP	96,681
530	Genesee & Wyoming, Inc. (Class A Stock)*	52,915
2,725	Intelsat SA*	55,563
628	ITC Holdings Corp.	63,170
819	J.B. Hunt Transport Services, Inc.	61,450
464	Kirby Corp.*	41,059
2,357	MPLX LP	86,832
742	NextEra Energy, Inc.	62,884
1,805	NiSource, Inc.	56,894
3,569	NRG Energy, Inc.	101,824
3,074	NRG Yield, Inc. (Class A Stock)*	108,881
1,506	ONEOK, Inc.	85,089
2,769	Phillips 66 Partners LP	93,038
2,915	Plains GP Holdings LP (Class A Stock)*	64,975
1,356	SBA Communications Corp. (Class A Stock)*	118,609
2,007	SemGroup Corp. (Class A Stock)	121,203
912	Sempra Energy	83,120
2,392	Targa Resources Corp.	185,523
627	Time Warner Cable, Inc.	75,334
534	Union Pacific Corp.	80,848
1,377	Western Gas Equity Partners LP	51,927
2,732	Williams Cos., Inc. (The)	97,560

		2,449,286

	TOTAL LONG-TERM INVESTMENTS (cost $4,922,542)	5,128,468

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	11

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
SHORT-TERM INVESTMENT 1.6%

AFFILIATED MONEY MARKET MUTUAL FUND
86,710	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $86,710)(a)	$86,710

	TOTAL INVESTMENTS 98.2% (cost $5,009,252; Note 5)	5,215,178
	Other assets in excess of liabilities 1.8%	93,289

	NET ASSETS 100%	$5,308,467

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

UTS—Unit Trust Security

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

12

The following is a summary of the inputs used as of October 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$276,820	$—
Brazil	121,359	—	—
Canada	294,191	—	—
China	53,377	257,386	—
France	—	234,958	—
Germany	36,995	67,306	—
Italy	—	204,035	—
Japan	—	150,875	—
Mexico	56,470	—	—
Netherlands	—	19,315	—
New Zealand	64,307	36,258	—
Peru	62,597	—	—
Korea	67,895	—	—
Spain	—	243,908	—
Switzerland	—	52,648	—
United Kingdom	197,269	181,213	—
United States	2,449,286	—	—
Affiliated Money Market Mutual Fund	86,710	—	—

Total	$3,490,456	$1,724,722	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2013 were as follows:

Oil, Gas & Consumable Fuels	22.9%
Transportation Infrastructure	14.6
Road & Rail	9.9
Independent Power Producers & Energy Traders	8.8
Electric Utilities	7.7
Multi-Utilities	6.4
Construction & Engineering	5.8
Wireless Telecommunication Services	4.5
Media	4.1
Diversified Telecommunication Services	2.9
Gas Utilities	2.2
Real Estate Investment Trusts	1.9%
Water Utilities	1.7
Affiliated Money Market Mutual Fund	1.6
Internet Software & Services	1.3
Marine	0.8
Industrial Conglomerates	0.7
Air Freight & Logistics	0.4

98.2
Other assets in excess of liabilities	1.8

100.0%

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	13

Statement of Assets and Liabilities

as of October 31, 2013

Assets
Investments at value,
Unaffiliated investments (cost $4,922,542)	$5,128,468
Affiliated investments (cost $86,710)	86,710
Foreign currency, at value (cost $373)	378
Due from manager	100,051
Receivable for investments sold	22,767
Dividends receivable	8,305
Receivable for Fund shares sold	7,281
Prepaid expenses	663

Total assets	5,354,623

Liabilities
Accrued expenses	29,565
Payable for investments purchased	16,541
Affiliated transfer agent fee payable	29
Distribution fee payable	21

Total Liabilities	46,156

Net Assets	$5,308,467

Net assets were comprised of:
Common stock, at $.001 par value	$510
Paid-in capital in excess of par	5,093,704

5,094,214
Undistributed net investment income	4,298
Accumulated net realized gain on investment and foreign currency transactions	4,059
Net unrealized appreciation on investments and foreign currencies	205,896

Net Assets, October 31, 2013	$5,308,467

See Notes to Financial Statements.

14

Class A:
Net asset value and redemption price per share ($21,494 ÷ 2,063.5 shares of beneficial interest issued and outstanding)	$10.42
Maximum sales charge (5.5% of offering price)	.61

Maximum offering price to public	$11.03

Class C:
Net asset value, offering price and redemption price per share
($39,652 ÷ 3,810 shares of beneficial interest issued and outstanding)	$10.41

Class Z:
Net asset value, offering price and redemption price per share
($5,247,321 ÷ 503,669 shares of beneficial interest issued and outstanding)	$10.42

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	15

Statement of Operations

September 25, 2013* through October 31, 2013

Net Income
Income
Unaffiliated dividend income (net of foreign withholding tax of $270)	$9,354
Affiliated dividend income	130

Total income	9,484

Expenses
Management fee	5,217
Distribution fee—Class A	4
Distribution fee—Class C	18
Registration fees	49,000
Audit fees	24,000
Legal fees and expenses	23,000
Reports to shareholders	9,000
Custodian’s fees and expenses	4,000
Directors’ fees	1,000
Transfer agent’s fee and expenses (including affiliated expense of $100) (Note 3)	1,000
Miscellaneous	2,266

Total expenses	118,505
Expense reimbursement (Note 2)	(111,960)

Net expenses	6,545

Net investment income	2,939

Realized And Unrealized Gain (Loss) On Investment And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	4,059
Foreign currency transactions	(1,472)

2,587

Net change in unrealized appreciation (depreciation) on:
Investments	205,926
Foreign currencies	(30)

205,896

Net gain on investments and foreign currencies	208,483

Net Increase In Net Assets Resulting From Operations	$211,422

*	Commencement of operations

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

September 25, 2013* through October 31, 2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,939
Net realized gain on investment and foreign currency transactions	2,587
Net change in unrealized appreciation on investments and foreign currencies	205,896

Net increase in net assets resulting from operations	211,422

Fund share transactions (Note 6)
Net proceeds from shares sold	5,097,070
Cost of shares reacquired	(25)

Net increase in net assets resulting from Fund share transactions	5,097,045

Total increase	5,308,467

Net Assets
Beginning of period	—

End of period(a)	$5,308,467

(a) Includes undistributed net investment income of	$4,298

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	17

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”) and currently consists of six series: Prudential International Equity Fund, Prudential Jennison Global Infrastructure Fund (the “Series”), Prudential International Value Fund, Prudential Jennison Global Opportunities Fund, Prudential Jennison International Opportunities Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to the Prudential Jennison Global Infrastructure Fund. The financial statements of the other series are not presented herein.

The investment objective of the Series is to achieve total return.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Security Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of

18

trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board of Directors. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Jennison Global Infrastructure Fund	19

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign

20

currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions. The Series invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures, there is a minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series

Prudential Jennison Global Infrastructure Fund	21

Notes to Financial Statements

continued

securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Series until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the year is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

22

Dividends and Distributions: The Series expects to pay dividends from net investment income quarterly and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, QMA is obligated to keep certain books and records of the Series. PI pays for the services of QMA, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the Series. The management fee waived exceeds the management fee for the current period.

PI has contractually agreed, to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, extraordinary and certain other expenses, including taxes, interest and brokerage commissions) of each class of shares to 1.25% of the Fund’s average daily net assets.

Prudential Jennison Global Infrastructure Fund	23

Notes to Financial Statements

continued

The Series has distribution agreements with Prudential Investment Management Services LLC (“PIMS”) and Prudential Annuities Distributors, Inc. (“PAD”). PIMS and PAD are both affiliates of PI and indirect, wholly-owned subsidiaries of Prudential. PIMS serves as the distributor of the Series’ Class A, Class C, and Class Z shares.

The Series has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for the Class A and Class C shares of the Series in accordance with Rule 12b-1 of the 1940 Act. No distribution or service fees are paid to PIMS as distributor for the Series’ Class Z shares. Under the Plans, the Series compensates PIMS and PAD a distribution and service fee at the annual rate of .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed through February 28, 2015 to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Series that they did not receive any front-end sales charges resulting from sales of Class A shares during the period ended October 31, 2013. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the period ended October 31, 2013 it did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the period ended October 31, 2013, PIM has been compensated approximately $0 for these services.

24

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a series of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the period ended October 31, 2013 aggregated $5,409,152 and $490,668, respectively.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the period ended October 31, 2013, the adjustments were to increase undistributed net investment income by $1,359, increase accumulated net realized gain on investment and foreign currency transactions by $1,472 and decrease paid-in capital in excess of par by $2,831 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the period ended October 31, 2013, there were no distributions paid by the Fund.

As of October 31, 2013, the accumulated undistributed earnings on a tax basis was $9,281 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$5,010,176	$248,809	$(43,807)	$205,002

Prudential Jennison Global Infrastructure Fund	25

Notes to Financial Statements

continued

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales, investment in passive foreign investment company and other cost basis differences between financial and tax reporting.

Management has analyzed the Fund’s tax positions and has concluded that as of October 31, 2013, no provision for income tax is required in the Fund’s financial statements for the current reporting period.

Note 6. Capital

The Series offers Class A, C, and Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

There are 900 million authorized shares of common stock at $.01 par value per share, designated Class A, Class C, and Class Z, each of which consists of 400 million, 100 million, and 400 million authorized shares, respectively. As of October 31, 2013, PI owned 1,000, 1,000 and 1,000 Class A, C and Z shares of the Series, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Period* ended October 31, 2013:
Shares sold	2,064	$20,615
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	2,064	$20,615

26

Class C	Shares	Amount
Period* ended October 31, 2013:
Shares sold	3,810	$39,025
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	3,810	$39,025

Class Z
Period* ended October 31, 2013:
Shares sold	503,671	$5,037,430
Shares reacquired	(2)	(25)

Net increase (decrease) in shares outstanding	503,669	$5,037,405

*	Commencement of operations was September 25, 2013.

Note 7. Borrowing

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 4, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under the Syndicated Credit Agreement is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective November 5, 2013 at substantially similar terms through November 4, 2014.

The Series did not utilize the SCA during the period ended October 31, 2013.

Note 8. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or

Prudential Jennison Global Infrastructure Fund	27

Notes to Financial Statements

continued

similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Fund’s financial statements.

Note 9. Notice of Dividends and Distributions to Shareholders

The Series declared ordinary income and short-term capital gains distributions on December 9, 2013 to shareholders of record on December 10, 2013. The ex-dividend date was December 11, 2013. The per share amounts declared were as follows:

	Ordinary Income	Short-Term Capital Gains
Class A	$0.03321	$0.01039
Class C	$0.01219	$0.01039
Class Z	$0.04020	$0.01039

28

Financial Highlights

Class A Shares
	September 25, 2013(b) through October 31, 2013(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income	-	(g)
Net realized and unrealized gain on investments	.42
Total from investment operations	.42
Net Asset Value, end of period	$10.42
Total Return(a):	4.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$21
Average net assets (000)	$17
Ratios to average net assets(d)(h):
Expenses After Waivers and/or Expense Reimbursement(c)	1.50%	(e)
Expenses Before Waivers and/or Expense Reimbursement	25.87%	(e)
Net investment income	.28%	(e)
Portfolio turnover rate	10%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to confrom to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not Annualized.

(g) Less than $.005.

(h) The Manager has contractually agreed to limit expenses to 1.25% of average daily net assets before distribution and service (12b-1) fees. Additionally, the Distributor as contractually agreed to limit the distribution and service (12b-1) fees to 0.25% of average daily net assets.

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	29

Financial Highlights

continued

Class C Shares
	September 25, 2013(b) through October 31, 2013(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income	.01
Net realized and unrealized gain on investments	.40
Total from investment operations	.41
Net Asset Value, end of period	$10.41
Total Return(a):	4.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$40
Average net assets (000)	$17
Ratios to average net assets(d)(g):
Expenses After Waivers and/or Expense Reimbursement	2.25%	(e)
Expenses Before Waivers and/or Expense Reimbursement	38.05%	(e)
Net investment income	.52%	(e)
Portfolio turnover rate	10%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to confrom to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not Annualized.

(g) The Manager has contractually agreed to limit expenses to 1.25% of average daily net assets before distribution and service (12b-1) fees.

See Notes to Financial Statements.

30

Class Z Shares
	September 25, 2013(b) through October 31, 2013(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income	.01
Net realized and unrealized gain on investments	.41
Total from investment operations	.42
Net Asset Value, end of period	$10.42
Total Return(a):	4.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,247
Average net assets (000)	$5,113
Ratios to average net assets(d)(g):
Expenses After Waivers and/or Expense Reimbursement	1.25%	(e)
Expenses Before Waivers and/or Expense Reimbursement	22.65%	(e)
Net investment income	.56%	(e)
Portfolio turnover rate	10%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to confrom to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not Annualized.

(g) The Manager has contractually agreed to limit expenses to 1.25% of average daily net assets before distribution and service (12b-1) fees.

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	31

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Global Infrastructure Fund, a series of Prudential World Fund, Inc., (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2013, the related statement of operations, changes in net assets and the financial highlights for the period September 25, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period September 25, 2013 to October 31, 2013, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 20, 2013

32

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Global Infrastructure Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison Global Infrastructure Fund

(1)	The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Jennison Global Infrastructure Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Management and Subadvisory Agreements

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board of Directors (the “Board”) of Prudential World Fund, Inc. considered the proposed management agreement with Prudential Investments LLC (the “Manager”) and the proposed subadvisory agreement with Jennison Associates LLC (the “Subadviser”), with respect to the Fund prior to the Fund’s commencement of operations. The Board, including all of the Independent Directors, met telephonically on June 21, 2013 and in person on September 17-19, 2013 and approved the agreements at the September meeting for an initial two-year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance and the Subadviser’s qualifications and track record in serving other affiliated mutual funds; the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements; and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the meetings on June 21, 2013 and September 17-19, 2013. The Board also considered information provided by the Manager with respect to other funds managed by the Manager and the Subadviser, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Directors determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s Subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the agreements are separately discussed below.

Prudential Jennison Global Infrastructure Fund

Approval of Management and Subadvisory

Agreements (continued)

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 4-6, 2013 meetings in connection with the renewal of the management agreements between the Manager and the other Prudential Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of all the officers and non-independent Directors of the Fund. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other Prudential Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the June 4-6, 2013 meetings in connection with the renewal of the subadvisory agreements between the Manager and the Subadviser with respect to other Prudential Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Subadviser. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other Prudential Retail Funds served by the Subadviser and determined that it was reasonable to

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conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the Subadviser is affiliated with the Manager.

Performance

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, no investment performance for the Fund existed for Board review. Nevertheless, as noted above, the Board did consider the background and professional experience of the proposed portfolio management team for the Fund. The Manager will provide information relating to performance to the Board periodically and in connection with future annual reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees of 1.00% of the Fund’s average daily net assets to be paid by the Fund to the Manager and the proposed subadvisory fees of 0.60% of the average daily value of the Fund’s investable assets up to $100 million and 0.55% of the average daily value of the Fund’s investable assets over $100 million to be paid by the Manager to the subadviser.

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses for Class A shares to the Lipper 15(c) Peer Group. The Board noted that the Fund’s gross management fee was in the third quartile of the Lipper Peer Group (first quartile being the lowest fee). The Board further noted that the anticipated net total expenses for Class A shares, after waivers and reimbursements, were in the third quartile of the Lipper Peer Group (first quartile being the lowest expenses).

The Board noted that the Fund’s contractual management fee of 1.00% was 5 basis points higher than the Peer Group median and that the Fund’s actual management fee would be 18 basis points, due to waivers and reimbursements to support the net total expense limitation, given that the Fund’s initial assets will be low. The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Funds has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted

Prudential Jennison Global Infrastructure Fund

Approval of Management and Subadvisory

Agreements (continued)

that it would review profitability information in connection with the annual renewal of the advisory and subadvisory agreements.

Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with the annual renewal of the advisory and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall out” or ancillary benefits anticipated to be received by the Manager and the Subadviser. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Prudential Retail Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interests of the Fund.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Global Infrastructure Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON GLOBAL INFRASTRUCTURE FUND

SHARE CLASS	A	C	Z
NASDAQ	PGJAX	PGJCX	PGJZX
CUSIP	743969792	743969784	743969776

MF217E    0255316-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment
Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2013 and October 31, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $193,000 and $183,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

Not applicable for the fiscal year ended October 31, 2013. During the fiscal year ended October 31, 2012, KPMG billed the Registrant $13,024 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders, an in-kind distribution of equity securities and an analysis in connection with federal and state tax issues related to the fiscal year end of the portfolio.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2013 and 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2013 and 2012 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential World Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 19, 2013

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	December 19, 2013